As filed with the Securities and Exchange Commission on October 31, 2019
Securities Act File No. 333-233820

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549
Form N-14

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 [X]

Pre-Effective Amendment No. 1 [X] Post-Effective Amendment No. [ ]

CAPITAL MANAGEMENT INVESTMENT TRUST

(Exact Name of Registrant as Specified in Charter)

140 Broadway
New York, New York 10005
(Address of Principal Executive Offices) (Zip Code)

888-626-3863
(Registrant’s Area Code and Telephone Number)

CT Corporation System
155 Federal Street, Suite 700
Boston, MA 02110
(Name and Address of Agent for Service)

With copies to:

John H. Lively, Esq. Practus, LLP 11300 Tomahawk Creek Parkway, Suite 310 Leawood, Kansas 66211 (913) 660-0778 Approximate Date of Proposed Public Offering:

As soon as practicable after this Registration Statement becomes effective.

It is proposed that this filing will become effective on October 31, 2019, pursuant to Rule 488 under the Securities Act of 1933, as amended.

No filing fee is required because an indefinite number of shares have previously been registered pursuant to
Rule 24f-2 under the Investment Company Act of 1940, as amended.

Title of Securities Being Registered: Shares of beneficial interest, no par value, of the Wellington Shields
Small-Cap Fund

Capital Management Investment Trust

Wellington Shields Small-Cap Fund

c/o Mutual Shareholder Services 8000 Town Centre Drive Suite 400 Broadview Heights, Ohio 44147 October 31, 2019

Dear Shareholder:

     On behalf of the Board of Trustees (the “Board”) of Capital Management Investment Trust (the “Trust”), we are pleased to invite you to a special meeting of shareholders (the “Special Meeting”) of the Wellington Shields Small-Cap Fund (the “Small-Cap Fund”). The Special Meeting is scheduled for November 22, 2019, at Mutual Shareholder Services, 8000 Town Centre Drive, Suite 400, Broadview Heights, Ohio 44147.

     At the Special Meeting, shareholders of the Small-Cap Fund will be asked to vote on the proposed reorganization (the “Reorganization”) of the Small-Cap Fund with and into the Wellington Shields All-Cap Fund (the “All-Cap Fund”) (collectively, the “Funds”). The Funds are each a series of the Trust and share the same investment adviser.

     If the Reorganization is approved by shareholders, you will become a shareholder of the All-Cap Fund beginning on the date the Reorganization occurs.

     At the Meeting, shareholders will also be asked to approve the investment advisory agreement between Capital Management Associates, Inc. (“CMA”), which has served as investment adviser to the Small-Cap Fund since the Fund’s inception. The new investment advisory agreement (“New Agreement”) has the same advisory fee as, and does not otherwise differ from, the prior investment advisory agreement (“Prior Agreement”). You are being asked to approve the New Agreement because the Prior Agreement will terminate as a result of the circumstances described in this prospectus/proxy statement. It is also necessary to approve the New Agreement in the event that the Reorganization does not exactly coincide with the transaction described below.

     Shareholders of the Small-Cap Fund and the All-Cap Fund are also being asked to approve a proposal to allow recoupment of amounts previously waived and/or reimbursed to the Small-Cap Fund prior to the Reorganization by CMA to the All-Cap Fund after the Reorganization. This proposal will be presented to shareholders of the All-Cap Fund in a separate proxy statement.

     The Board of Trustees is also seeking your vote for the election of three Trustees to the Trust’s Board of Trustees. One of the nominees currently serves as the sole Trustee of the Trust; one of the nominees previously served as Trustee for the Trust; and, one additional first-time nominee for trustee is being presented at the Meeting.

     At a quarterly meeting held on July 31, 2019, the Board of Trustees of the Trust approved the Reorganization, the New Agreement with CMA, the recoupment of previously waived and/or reimbursed amounts by CMA, and the election of Trustees to the Board, all subject to shareholder approval.

     Formal notice of the Special Meeting appears on the next page, followed by a combined proxy statement and prospectus (the “Proxy Statement/Prospectus”). The proposals are discussed in detail in the enclosed Proxy Statement/Prospectus, which you should read carefully. The Board recommends that you vote “FOR” the proposals.

     Your vote is important regardless of the number of shares you own. To avoid the added cost of follow-up solicitations and possible adjournments, please read the Proxy Statement/Prospectus and cast your vote. It is important that your vote be received before November 22, 2019.

     We appreciate your participation and prompt response in this matter and thank you for your continued support.

I appreciate your participation and prompt attention to this matter.

Sincerely,

W. Jameson McFadden
President, Principal Executive Officer and Principal Financial Officer and
Secretary

Wellington Shields Small-Cap Fund a series of Capital Management Investment Trust 140 Broadway New York, New York 10005

Important Notice Regarding Availability of Proxy Materials for the Shareholder Meeting to be held on November 22, 2019 NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To the Shareholders:

     NOTICE IS HEREBY GIVEN that a special meeting of the shareholders (the “Special Meeting”) of the Wellington Shields Small-Cap Fund (the “Small-Cap Fund”) is scheduled for November 22, 2019 at 9:00 A.M. at Mutual Shareholder Services, 8000 Town Centre Drive, Suite 400, Broadview Heights, Ohio 44147.

     At the Special Meeting, the Small-Cap Fund’s shareholders will be asked to vote on four proposals:

1.	To approve an Agreement and Plan of Reorganization by and between the Small-Cap Fund and the Wellington Shields All-Cap Fund (the “All-Cap Fund”), providing for the reorganization of the Small-Cap Fund with and into the All-Cap Fund (the “Reorganization”);

2.	To approve an investment advisory agreement with respect to the Small-Cap Fund between Capital Management Associates, Inc. and the Trust;

3.	To approve the ability of CMA, the investment adviser to the All-Cap Fund, to seek reimbursement of fees waived for, and/or expenses reimbursed to the Small-Cap Fund from the All-Cap Fund following the reorganization of the Small-Cap Fund into the All-Cap Fund;

4.	To elect three Trustees to the Board of Trustees of the Trust; and

5.	To transact such other business, not currently contemplated, that may properly come before the Special Meeting, or any adjournments or postponements thereof, in the discretion of the proxies or their substitutes.

     Please read the enclosed combined proxy statement and prospectus (the “Proxy Statement/Prospectus”) carefully for information concerning the proposals to be placed before the Special Meeting.

The Board of Trustees recommends that you vote “FOR” each Proposal.

     Shareholders of record as of the close of business on August 15, 2019 are entitled to notice of, and to vote at, the Special Meeting and are also entitled to vote at any adjournments or postponements thereof. Your attention is called to the accompanying Proxy Statement/Prospectus. Regardless of whether you plan to attend the Special Meeting, please complete, sign, and return the enclosed Proxy Ballot before November 22, 2019 so that a quorum will be present and a maximum number of shares may be voted. Proxies may be revoked at any time before they are exercised by submitting a revised Proxy Ballot, by giving written notice of revocation to the Small-Cap Fund or by voting in person at the Special Meeting.

By Order of the Board of Trustees

W. Jameson McFadden
President, Principal Executive Officer and Principal Financial Officer and Secretary

PROXY STATEMENT/PROSPECTUS October 31, 2019 Special Meeting of Shareholders of the Wellington Shields Small-Cap Fund Scheduled for November 22, 2019

Acquisition of the Net Assets of:	By and in Exchange for Shares of Beneficial
Interest of:

Wellington Shields Small-Cap Fund	Wellington Shields All-Cap Fund
Institutional Shares: WSSSX	Institutional Shares: WSACX
(A series of Capital Management Investment	(A series of Capital Management Investment
Trust)	Trust)
140 Broadway	140 Broadway
New York, New York 10005	New York, New York 10005
888-626-3863	888-626-3863

(each an open end investment company)

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting to be held on November 22, 2019

     The Proxy Statement/Prospectus explains concisely what you should know before voting on the matters described herein or investing in the Wellington Shields Small-Cap Fund. Please read it carefully and keep it for future reference.

     THE U.S. SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES, OR DETERMINED THAT THIS PROXY STATEMENT/PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

TO OBTAIN MORE INFORMATION

     To obtain more information about the Wellington Shields Small-Cap Fund (the “Small-Cap Fund”) and the Wellington Shields All-Cap Fund (the “All-Cap Fund”) (and collectively, the “Funds”), please write or call for a free copy of the current prospectus, statement of additional information, annual/semi-annual shareholder reports, or other information. The Funds currently do not have a website.

By Phone:	888-626-3863

By Mail:	Capital Management Investment Trust
c/o Mutual Shareholder Services
8000 Town Centre Drive, Suite 400
Broadview Heights, Ohio 44147

     The following documents containing additional information about the Funds, each having been filed with the U.S. Securities and Exchange Commission (“SEC”), are incorporated by reference into this Proxy Statement/Prospectus:

1.	The Statement of Additional Information dated September 23, 2019 relating to this Proxy Statement/Prospectus;

2.	The Prospectus and Statement of Additional Information dated March 29, 2019, each as supplemented from time to time, for the Small-Cap Fund; and

3.	The Prospectus and Statement of Additional Information dated March 29, 2019, each as supplemented from time to time, for the All-Cap Fund; and

4.	The Annual Report dated November 30, 2018 for each of the Funds.

5.	The Semi-Annual Report dated May 31, 2019 for each of the Funds

     The Funds are subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder, and in accordance therewith, file reports and other information including proxy materials with the SEC.

     This Proxy Statement/Prospectus will be mailed on or about November 1, 2019 to shareholders of record of the Small-Cap Fund as of August 15, 2019 (the “Record Date”).

You also may view or obtain these documents from the SEC:

In Person:	Public Reference Section 100 F Street, N.E.
Washington, D.C. 20549-1520
(202) 551-8090

By Mail:	U.S. Securities and Exchange Commission
Public Reference Section 100 F Street, N.E.
Washington, D.C. 20549-1520
(Duplication Fee Required)

By Email:	publicinfo@sec.gov
(Duplication Fee Required)

By Internet:	www.sec.gov

     When contacting the SEC, you will want to refer to the Funds’ SEC file numbers. The file number for the document listed above as (1) is 333-233820. The file number for the documents listed above as (2), (3) and (4) is 811-08822.

TABLE OF CONTENTS

Introduction / Questions & Answers

Summary of the Proposals

Proposal One – Approval of the Reorganization
Introduction
Comparison of the Funds’ Investment Objectives
Comparison of the Funds’ Fees and Expenses
Comparison of the Funds’ Principal Investment Strategies
Comparison of the Funds’ Principal Investment Risks
Comparison of the Funds’ Performance
Comparison of Sales Load, Distribution and Shareholder Servicing Arrangements
Comparison of Purchase, Redemption and Exchange Policies and Procedures
Comparison of the Management of the Funds
Comparison of Service Providers to the Funds
Additional Information about the Funds
Additional Information about the Reorganization
Board of Trustees Recommendation
Board Considerations
Required Vote

Proposal Two – Approval of New Investment Advisory Agreement
The Change in Control of the Adviser
The Prior Agreement
The Terms of the Prior Agreement and the New Agreement
Information Concerning CMA
Board Considerations in Approving the New Agreement
Required Vote

Proposal Three – Approval of Recoupment of Previously Waived Fees and Reimbursed
Expenses

Proposal Four – Election of Three Trustees to the Board of Trustees of the Trust
General Information Regarding the Election of Trustees
Trustee Nominees’ Qualifications and Experiences
Board Meetings and Committees
Nominees’ Ownership Interests and Compensation; Officers
Required Vote

General Information About the Proxy Statement/Prospectus
Quorum and Required Vote
Other Business
Revocation of Proxies
Shareholder Proposals
Adjournment
Annual and Semi-Annual Reports
Proxy Solicitation Costs
Outstanding Shares
Security Ownership of Certain Beneficial Owners and Management

Information About the Funds

Investment Adviser and Fund Information
Investment Adviser
Administrator, Fund Accountant and Transfer Agent
Distributor
Sub-distributor
Custodian

Information on the Trust’s Independent Accountants
Selection of BBD, LLP as Independent Accountants
Audit Fees
Audit-Related Fees
Tax Fees
All Other Fees
Pre-Approval Policies of the Audit Committee

Proxy Card

Appendix A: Form of Agreement and Plan of Reorganization

Appendix B: Additional Information Regarding the All-Cap Fund

Appendix C: Financial Highlights of the All-Cap Fund

Appendix D: Additional Information Regarding the All-Cap Fund

Appendix E: Beneficial Ownership

Appendix F: Investment Advisory Agreement

INTRODUCTION QUESTIONS & ANSWERS

What is happening?

     At a meeting held on July 31, 2019, the Board of Trustees (the “Board”) of Capital Management Investment Trust approved an Agreement and Plan of Reorganization (the “Reorganization Agreement”), which provides for the reorganization of the Wellington Shields Small-Cap Fund (the “Small-Cap Fund”) with and into the Wellington Shields All-Cap Fund (the “All-Cap Fund”) (the “Reorganization”). The Reorganization Agreement requires shareholder approval and, if approved, is expected to be effective on November 25, 2019 or such other date as the parties may agree (the “Closing Date”).

     Additionally, at its July 31, 2019 meeting, the Board, including a majority of the Independent Trustees, reviewed and approved a new investment advisory agreement (“New Agreement”) between Capital Management Associates, Inc. (“CMA”) and the Trust, subject to shareholder approval. It is anticipated that if approved by shareholders, the New Agreement will become effective November 25, 2019 (the “Effective Date”). The New Agreement is identical to the Prior Agreement, except with respect to the date. The form of the New Agreement is included as Appendix F.

     Additionally, at its July 31, 2019 meeting, the Board approved and authorized Capital Management Associates, Inc. (“CMA”), the investment adviser to each of the Small-Cap Fund and the All-Cap Fund, to seek reimbursement of fees waived for, and/or expenses reimbursed by, it prior to the closing of the Reorganization in connection with managing the Small-Cap Fund from the All-Cap Fund following the Reorganization (the “Recoupment Authorization”). The Recoupment Authorization is contingent upon approval by the shareholders of the Small-Cap Fund of the Reorganization and approval of the Recoupment Authorization by shareholders of the Small-Cap Fund and the All-Cap Fund. This proposal will be presented to shareholders of the All-Cap Fund in a separate proxy statement. The Recoupment Authorization is also subject further to the condition of the expenses of the All-Cap Fund being below certain levels set forth in the applicable expense limitation arrangements.

     Additionally, at its July 31, 2019 meeting, the Board approved the election of three trustee nominees, which will constitute the entire Board after their collective election.

Why did you send me this information?

     These materials include a combined proxy statement and prospectus (the “Proxy Statement/Prospectus”) and a Proxy Ballot for the Small-Cap Fund. It provides you with information you should review before providing voting instructions on the proposals listed in the Notice of Special Meeting of Shareholders.

     Because you, as a shareholder of the Small-Cap Fund, are being asked to approve a Reorganization Agreement that will result in a transaction in which you will ultimately hold shares of the All-Cap Fund, this Proxy Statement also serves as a prospectus for the All-Cap Fund. The All-Cap Fund is an open-end management investment company whose investment objective is described below.

Who is eligible to vote?

     Shareholders holding an investment in shares of the Small-Cap Fund as of the close of business on August 15, 2019 (the “Record Date”) are eligible to vote at the Special Meeting or any adjournments or postponements thereof.

How do I vote?

You may submit your Proxy Ballot in one of three ways: ·

·	By Telephone. The toll-free number for telephone voting can be found on the enclosed Proxy Ballot. You will be required to provide your control number located on the Proxy Ballot.

·	By Mail. Mark the enclosed Proxy Ballot, sign and date it, and return it in the postage-paid envelope we provided. If you are a joint owner, any one of you may sign the Proxy Ballot.

·	In Person at the Special Meeting. You can vote your shares in person at the Special Meeting. If you expect to attend the Special Meeting in person, please call toll-free at 888-626-3863.

     To be certain your vote will be counted, a properly executed Proxy Ballot must be received prior to November 22, 2019.

     Should shareholders require additional information regarding the Special Meeting, they may contact 888-626-3863.

How does the Board recommend that I vote?

The Board recommends that shareholders vote “FOR” each of the Proposals.

What happens if only one of the Proposals is approved?

     Proposal Three is contingent on the approval by the shareholders of Proposal One – the Reorganization. Proposal One, however, is not contingent on the approval of Proposal Three – Recoupment of Expenses Previously Waived – and Proposal One would move forward even if Proposal Two is not approved. Proposals Two and Four are not contingent upon any of the other Proposals, nor are any of the other Proposals contingent upon the passage of either Proposal Two or Four.

Who is paying for the expenses associated with the Reorganization?

     The expenses of the Reorganization will be paid by the Small-Cap Fund and the All-Cap Fund. With respect to amounts allocated to the Funds, the expenses will be allocated between the Small-Cap Fund and the All-Cap Fund equally, because it is expected that the Funds will benefit equally from the reorganization. The Reorganization costs are estimated at $85,000.

When and where will the Special Meeting be held?

     The Special Meeting is scheduled to be held at Mutual Shareholder Services, 8000 Town Centre Drive, Suite 400, Broadview Heights, Ohio 44147 at 9:00 A.M.. If the Special Meeting is adjourned or postponed, any adjournments or postponements of the Special Meeting will also be held at the above location. If you expect to attend the Special Meeting in person, please call 888-626-3863.

SUMMARY OF THE PROPOSALS

Proposal One – The Reorganization

     You should read this entire Proxy Statement/Prospectus and the Reorganization Agreement, which is included in Appendix A. For more information about the All-Cap Fund, please consult Appendix B.

     On July 31, 2019, the Board approved the Reorganization. Subject to shareholder approval, the Reorganization Agreement provides for:

  the transfer of all of the assets of the Small-Cap Fund to the All-Cap Fund in exchange solely for shares of beneficial interest of the All-Cap Fund;
  the assumption by the All-Cap Fund of all the liabilities of the Small-Cap Fund;
  the distribution of shares of the All-Cap Fund to the shareholders of the Small-Cap Fund; and
  the complete liquidation of the Small-Cap Fund.

     If shareholders approve the Reorganization, each owner of Institutional shares of the Small-Cap Fund would become a shareholder of the same share class of the All-Cap Fund. The Reorganization is expected to be effective on the Closing Date. Each shareholder of the Small-Cap Fund will hold, immediately after the Closing Date, shares of the All-Cap Fund having an aggregate value equal to the aggregate value of the shares of Small-Cap Fund held by that shareholder as of the close of business on the Closing Date.

In considering whether to approve the Reorganization, you should note that:

  Both Funds have substantially similar investment objectives.
  CMA serves as investment adviser to both Funds.
  Once all recoupments have been taken, and assuming asset levels remain at similar or greater levels, it is expected that the total annual operating expenses (before fee waivers and expense reimbursements) of the All-Cap Fund would decrease as a result of the Reorganization. However, it is unknown at this time at what point such decreases will be realized. Each Fund is currently operating under an expense limitation arrangement pursuant to which CMA has agreed to waive its advisory fees and limit certain other operating expenses. These obligations expire on April 1, 2020. In conjunction with the proposals set forth in this proxy statement/prospectus, CMA has agreed to extend the expense limitation arrangement with respect to the All-Cap Fund until April 1, 2021. There can be no assurance that these obligations will be continued.

3

·	Each Fund is serviced by the same service providers, including the distributor, sub-distributor, administrator, transfer agent, and custodian.

·	The Reorganization will not affect a shareholder’s right to purchase, redeem, or exchange shares of the Funds.
In addition, the Reorganization will not affect how shareholders purchase or sell their shares.

·	The Reorganization is intended to qualify for federal income tax purposes as a tax-free reorganization pursuant to Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”); accordingly, pursuant to this treatment, neither the Small-Cap Fund nor its shareholders nor the All-Cap Fund nor its shareholders are expected to recognize any gain or loss for federal income tax purposes from the transactions contemplated by the Reorganization Agreement.

Proposal Two – Approval of the New Investment Advisory Agreement

     CMA has served as investment adviser to the Small-Cap Fund since the Fund’s inception. At the Meeting, shareholders will be asked to re-approve the investment advisory agreement between CMA and the Trust on behalf of the Fund. The New Agreement has the same advisory fee as, and does not otherwise differ from, the prior investment advisory agreement (“Prior Agreement”). You are being asked to approve the New Agreement because the Prior Agreement, as a result of the circumstances described below, will likely terminate.

     If shareholders approve Proposal One, the Small-Cap Fund will merge into the All-Cap Fund, and the corresponding investment advisory agreement between CMA and the Small-Cap Fund will terminate, and there will be no need to operate under the New Agreement. However, if Proposal One is not approved by shareholders, approval of Proposal Two will ensure that the management of the Small-Cap Fund may continue without interruption. Proposal Three – Recoupment of Expenses Previously Waived At its July 31, 2019 meeting, the Board also approved a proposal to allow CMA to recoup fees waived and expenses reimbursed under an expense limitation agreement with respect to the Small-Cap Fund prior to the closing of the Reorganization from the All-Cap Fund following the Reorganization. In considering this proposal, the Board considered CMA’s history with the Funds, as well as its ongoing commitments to the Funds. The Board felt it appropriate and equitable to allow CMA the right to recoup fees it waived and expenses reimbursed with respect to the Small-Cap Fund prior to the closing of the Reorganization from the All-Cap Fund following the Reorganization. The Board also felt it appropriate for shareholders to approve this ability to recoup previously waived fees and reimbursed expenses and, as such, it has been included for your vote as Proposal Three.

Proposal Four – Election of Three Trustees to the Board of Trustees

     The Board of Trustees is also seeking your vote for the election of three Trustees to the Trust’s Board of Trustees. One of the nominees currently serves as the sole Trustee of the Trust; one of the nominees previously served as Trustee for the Trust; and, one additional first-time nominee for trustee is being presented at the Meeting.

     At a quarterly meeting held on July 31, 2019, the Board of Trustees of the Trust approved the election of Trustees to the Board, subject to shareholder approval.

4

PROPOSAL ONE – APPROVAL OF THE REORGANIZATION

Introduction

     Shareholders of the Small-Cap Fund are being asked to approve a Reorganization Agreement, providing for the reorganization of the Small-Cap Fund with and into the All-Cap Fund. If the Reorganization is approved, shareholders in the Small-Cap Fund will become shareholders in the All-Cap Fund as of the close of business on the Closing Date.

     At a meeting held on July 31, 2019, the Board considered a proposal by the CMA to reorganize the Small-Cap Fund into the All-Cap Fund. The factors considered by the Board are discussed more fully under “Board Considerations” below and generally include representations by CMA that a combined Fund would provide investors with economies of scale and expose investors to a broader asset range. The Board also considered that the Reorganization is expected to be a tax-free transaction.

Comparison of the Funds’ Investment Objectives

     The chart below compares the investment objectives of the Funds. The differences among the Funds are the benchmark indexes to which they seek to outperform. The investment objective of each Fund may be changed without shareholder approval. A Fund will provide 60 days advance notice of any change in investment objective.

	Small-Cap Fund	All-Cap Fund
Investment	To seek long-term	To seek capital
Objective	capital appreciation,	appreciation.
while current income is a secondary consideration
in selecting portfolio
investments.

5

Comparison of the Funds’ Fees and Expenses

     The following tables describe the fees and expenses of the Funds. The Annual Fund Operating Expenses table and Example table shown below are based on actual expenses incurred in each Fund’s fiscal year ended November 30, 2018. Pro forma numbers are estimated in good faith and are hypothetical.

Institutional Class Shares

Fees and Expenses

Shareholder Fees (fees paid directly from			Pro Forma Combined
your investment)	Small-Cap Fund	All-Cap Fund	All-Cap Fund
Redemption Fee	None	None	None

Management Fees	1.00%	1.00%	1.00%
Distribution and/or (12b-1) Fees	None	None	None
Other Expenses	0.90%	0.60%	0.50%
Recoupment of previously waived Adviser	0.00%[2]	0.00%[2]	0.00% [2,3,4]
Fees
Acquired Fund Fees and Expenses	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses
	1.91%	1.61%	1.51%
Fee Waiver/Expense Reimbursement
	(0.40%)	(0.10)%	0.00%
Total Annual Fund Operating Expenses
After Fee Waiver/Expense Reimbursement	1.51%[1]	1.51%[1]	1.51%[1]

1.	CMA has contractually agreed to waive or limit its fees and to assume other expenses of the Small-Cap Fund and the All-Cap Fund through April 1, 2021, so that Total Annual Fund Operating Expenses does not exceed 1.50%. This operating expense limitation does not apply to: (i) interest, (ii) taxes, (iii) brokerage fees and commissions, (iv) other extraordinary expenses not incurred in the ordinary course of the Fund’s business, or (v) expenses incurred under a plan of distribution under Rule 12b-1. The operating expense limitation also excludes any “Acquired Fund Fees and Expenses,” which are the expenses indirectly incurred by the Fund as a result of investing in money market funds or other investment companies, including ETFs, that have their own expenses. This agreement may only be terminated by mutual consent of CMA and the Board of Trustees.

The expense limitation agreement between CMA and the Trust on behalf of the Fund will terminate at the same time as the Prior Agreement. If the New Agreement is approved by shareholders, CMA has agreed to enter into a new expense limitation agreement that will be identical to the agreement that was previously in place and will be in place until April 1, 2021.

2.	If shareholders approve the proposal, CMA may recoup the sum of all fees waived and/or expenses reimbursed for a period of three years from the date of the actual fee waiver or expense reimbursement for the Small-Cap Fund, under expense limitation arrangements in place prior to the Reorganization, from the All-Cap Fund following the Reorganization. The Agreement requires that the All-Cap Fund must achieve $10 million in assets before a recapture can occur provided the Fund is able to make the repayment without exceeding the expense limitation in place at the time the waiver or reimbursement and at the time the waiver or reimbursement is recouped. The recoupment period is limited to 3 years from the time the expenses were waived or incurred and is limited to the lesser of the (1) the expenses cap in effect at the time of the waiver, and (2) the expense cap in effect at the time of recapture. This agreement may only be terminated by mutual consent of CMA and the Board of Trustees.

3.	Upon merger of the Funds, it is expected that the savings resulting from the merger will be offset by the Adviser’s ability to recoup fees previously waived in the Small-Cap Fund. Upon reaching the maximum recoupment amount, it is expected that the Fund’s Other Expenses will be reduced. The expense pro-forma is restated to reflect the new contractual arrangement. It excludes reorganization expenses of $85,000 which were allocated evenly between the funds (considered extraordinary expenses that are not recurring) and is based on the previous year’s operations.

4.	Estimated to be under 0.005%.

6

Example

The following examples are intended to help you compare the costs of investing in each Fund and the combined Fund. The examples assume that you invest $10,000 in each Fund and in the combined Fund after the Reorganization for the time periods indicated and reflects what you would pay if you close your account at the end of each of the time periods shown. The examples also assume that your investment has 5% return each year; that all distributions are reinvested; that each Fund's operating expenses remain the same; and, that the contractual agreement to limit expenses remains in effect for one year.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Fund	1 year	3 years	5 years	10 years

Small-Cap Fund
Institutional Class Shares	$154	$561	$995	$2,200
All-Cap Fund
Institutional Class Shares	$154	$498	$867	$1,903

Pro Forma Combined All-Cap Fund
Institutional Class Shares	$154	$477	$824	$1,802

Comparison of the Funds’ Principal Investment Strategies

     The chart below compares the principal investment strategies of the Funds. The Funds have similarities in their investment strategies. The main differences between the Funds is the capitalization of the securities held in their respective portfolios. The Small-Cap Fund invests in securities in small-capitalization (“small-cap”) companies measured at the time the Small-Cap Fund purchases the security, within the range of $100 million to $5 billion. The All-Cap Fund has no similar limitation regarding capitalization. The strategies by which the Funds employ their objective of outperforming their respective indexes are identical, with the exception of market capitalization limits.

	Small-Cap Fund	All-Cap Fund
Indexes	The Small-Cap Fund	The All-Cap Fund
	normally invests at least	normally invests at least
	80% of its assets in	80% of its assets in 80% of
	common stocks within a	its total assets in equity
	range of the market	securities. The All-Cap
	capitalizations of the	Fund may hold up to 20%
	issuers represented in the	of its net assets in
	S&P 600 Small Cap®	derivative instruments and
	Index (the Fund’s	short positions at any time.
	benchmark), which is a	The Fund’s benchmarks
	market-value weighted	are the S&P 500® Total
	index consisting of 400	Return Index and the
	domestic stocks chosen	Russell Mid-Cap Value
	for market size, liquidity,	Index.
and industry group
representation.

7

	Small-Cap Fund	All-Cap Fund
Principal	The Small-Cap Fund pursues its	The All-Cap Fund’s investments will be
Investment	investment objective by investing	primarily in equity securities, such as common
Strategies	primarily in equity securities of small-	and preferred stock, securities convertible into
	capitalization (“small-cap”) companies.	common stock and short sales. Under normal
	The Small-Cap Fund considers a small-cap	market conditions, the All-Cap Fund will
	company to be one that has market	invest at least 80% of its total assets in equity
	capitalization within the range of $100	securities.
million to $5 billion.
While the All-Cap Fund’s primary focus is
	The Small-Cap Fund’s investment in	investment in equity securities, the All-Cap
	small-cap companies will be primarily in	Fund has flexibility to invest in other types of
	equity securities, such as common and	securities when the Advisor believes they
	preferred stock, securities convertible into	offer opportunities that are more attractive.
	common stock and short sales. Under	Accordingly, the All-Cap Fund may invest in
	normal market conditions, the Small-Cap	derivative instruments, including put and call
	Fund will invest at least 90% of its total	options. The All-Cap Fund will generally
	assets in equity securities, of which at least	invest in derivative instruments for hedging
	80% of its total assets will be invested in	and income generation purposes. The All-Cap
	the equity securities of small-cap	Fund may also sell a security short (i.e., sell a
	companies.	security borrowed from a broker) if the
Advisor expects the market price for the
	While the Small-Cap Fund’s primary focus	security to drop in the future. When the All-
	is investment in equity securities, the	Cap Fund makes a short sale of a security, the
	Small-Cap Fund has flexibility to invest in	All-Cap Fund will have to replace the security
	other types of securities when the Advisor	in the future, whether or not the price declines.
	believes they offer opportunities that are	The All-Cap Fund may hold up to 20% of its
	more attractive. Accordingly, the Small-	net assets in derivative instruments and short
	Cap Fund may invest in derivative	positions at any time.
instruments, including put and call options.
	The Small-Cap Fund will generally invest	In selecting portfolio securities, the Advisor
	in derivative instruments for hedging and	uses various screens and models to produce a
	income generation purposes. The Small-	potential universe of companies. Then through
	Cap Fund may also sell a security short	fundamental research, the Advisor selects
	(i.e., sell a security borrowed from a	from that universe companies whose current
	broker) if the Advisor expects the market	share price is relatively undervalued. The
	price for the security to drop in the future.	Advisor considers selling or reducing the All-
	When the Small-Cap Fund makes a short	Cap Fund’s holding in a security if the
	sale of a security, the Small-Cap Fund will	security no longer meets the Advisor's
	have to replace the security in the future,	investment criteria or the Advisor believes a
	whether or not the price declines. The	more attractive investment alternative is
	Small-Cap Fund may hold up to 20% of its	available. Final investment decisions are made
	net assets in derivative instruments and	by the Advisor’s portfolio manager.
short positions at any time.

In selecting portfolio securities, the
Advisor uses various screens and models
to produce a potential universe of
approximately 1,300 companies. Then,
through fundamental research, the Advisor
selects from that universe companies
whose current share price is relatively
undervalued. The Advisor considers
selling or reducing the Small-Cap Fund’s
holding in a security if the security no
longer meets the Advisor's investment
criteria, the company is no longer
considered a small-cap company or the
Advisor believes a more attractive
investment alternative is available. Final
nvestment decisions are made by the
Advisor’s portfolio manager.

Comparison of the Funds’ Principal Investment Risks

     The following are the principal risks of investing in the Funds. Each of the Small-Cap Fund and All-Cap Fund are subject to the following principal risks: market risk, risks related to other equity securities, including convertible securities and preferred stocks, small-cap risk; portfolio management risk; derivatives instruments risks; and short sales risks. The All-Cap Fund is also subject to large-cap and mid-cap risk while the Small-Cap Fund is not.

     Market Risk. Securities markets are volatile and prices of all securities may decline when markets decline generally. Accordingly, the price of and the income generated by the Small-Cap and All-Cap Funds’ securities may decline in response to, among other things, adverse changes in investor sentiment, general economic and market conditions, regional or global instability, interest rate fluctuations or other factors that may cause the securities markets to decline generally.

     Risks related to Other Equity Securities. In addition to common stocks, the equity securities in the Small-Cap and the All-Cap Funds’ portfolios may include preferred stock and convertible securities. Like common stocks, the value of these equity securities may fluctuate in response to many factors, including the activities of the issuer, general market and economic conditions, interest rates, and specific industry changes. Also, regardless of any one company’s particular prospects, a declining stock market may produce a decline in prices for all equity securities, which could also result in losses for the Funds.

Convertible Securities Risk. Convertible securities are securities that are convertible into or exchangeable for common or preferred stock. The values of convertible securities may be affected by changes in interest rates, the creditworthiness of their issuer, and the ability of the issuer to repay principal and to make interest payments. A convertible security tends to perform more like a stock when the underlying stock price is high and more like a debt security when the underlying stock price is low. A convertible security is not as sensitive to interest rate changes as a similar non-convertible debt security and generally has less potential for gain or loss than the underlying stock. Convertible securities are subject to the risks and price fluctuations of the underlying stock. Convertible securities entitle the holder to receive interest payments or a dividend preference until the security matures, is redeemed, or the conversion feature is exercised. They may be subject to the risk that the issuer will not be able to pay interest or dividends when due and their market value may change based on changes in the issuer’s credit rating or the market’s perception of the issuer’s creditworthiness. Some convertible preferred stocks have a conversion or call feature that allows the issuer to redeem the stock before the conversion date, which could diminish the potential for capital appreciation on the investment. As a result of the conversion feature, the interest rate or dividend preference is generally less than if the securities were non-convertible.

Preferred Stock Risk. Preferred stock represents an equity interest in a company that generally entitles the holder to receive, in preference to the holders of other stocks such as common stocks, dividends and a fixed share of the proceeds resulting from a liquidation of the company. Preferred stocks may pay fixed or adjustable rates of return. The market value of preferred stock is subject to issuer-specific and market risks applicable generally to equity securities and is sensitive to changes in the issuer’s creditworthiness, the ability of the issuer to make payments on the preferred stock and changes in interest rates, typically declining in value if interest rates rise. In addition, a company’s preferred stock generally pays dividends only after the company makes required payments to holders of its bonds and other debt. Therefore, the value of preferred stock will usually react more strongly than bonds and other debt to actual or perceived changes in the company’s financial condition or prospects.

     Large-Cap Securities Risk. The All-Cap Fund will invest in larger, more established companies, which may be unable to respond quickly to new competitive challenges such as changes in consumer tastes or innovative smaller competitors. Also, large companies are sometimes unable to attain the high growth rates of successful, smaller companies, especially during extended periods of economic expansions.

9

     Mid-Cap Securities Risk. The All-Cap Fund will invest in medium capitalization companies which generally involves greater risk than investing in larger, more established companies. This greater risk is, in part, attributable to the fact that mid-cap companies may have limited product lines, operating history, markets or financial resources and their securities may therefore be more volatile than securities of larger, more established companies or market averages in general. In addition, the market for mid-cap securities may be more limited than the market for larger companies.

     Small-Cap Securities Risk. The Small-Cap and All-Cap Funds will invest in small companies, which generally have less experienced management teams, serve smaller markets, and find it more difficult to find financing for growth or potential development than larger companies.

     Portfolio Management Risk. The strategies used and securities selected by the Small-Cap and All-Cap Funds’ Advisor may fail to produce the intended result and the Small-Cap and All-Cap Funds may not achieve their objectives. The securities selected for the Small-Cap and the All-Cap Funds may not perform as well as other securities that were consistent with the Small-Cap and the All-Cap Funds’ investment strategy, but were not selected for the Funds. As a result, the Funds may suffer losses or underperform other funds with the same investment objective or strategies, even in a rising market. The performance of the Small-Cap and All-Cap Funds may be better or worse than the performance of equity funds that focus on other types of equities or have a broader investment style.

     Derivative Instruments Risk. Derivative instruments such as option contracts are generally investments the value of which depends on (or is derived from) the value of the underlying assets, interest rate, or index. Derivative instruments involve risks different from direct investments in the underlying securities, including: imperfect correlation between the value of the derivative instrument and the underlying assets; risks of default by the other party to the derivative instrument; risks that the transactions may result in the loss of the entire value of any portfolio positions; and risks that the derivative instrument may not be liquid.

Call Option Risk. A call option is an option to buy assets at an agreed-upon price on or before a particular date. The buyer of a call option assumes the risk of losing its entire investment (i.e., the premium paid) in the call option. However, if the buyer of the call sells short the underlying security, the loss on the call will be offset in whole or in part by gain on the short sale of the underlying security.

Put Option Risk. A put option is an option to sell assets at an agreed price on or before a particular date. The buyer of a put option assumes the risk of losing its entire investment (i.e., the premium paid) in the put option. However, if the buyer of the put holds the underlying security, the loss on the put will be offset in whole or in part by any gain on the underlying security.

     Short Sales Risk. The Small-Cap and All-Cap Funds may establish a short position in a stock by selling borrowed shares of the stock. When the price of any stock that the Funds have sold short rises above the price at which the Fund borrowed and sold the stock, then the Fund may lose money on the short sale. Accordingly, the Fund is likely to lose value on its short sales in a rising market. If the broker from whom the stock was borrowed requires that the stock be repaid, then the Fund could be forced to cover short positions earlier than the Fund otherwise would. If the Fund does not have the assets to cover a short sale, then the Fund’s potential losses on the short will be unlimited because the security’s price may appreciate indefinitely.

     Information about the Funds’ policies and procedures with respect to disclosure of the Funds’ portfolio holdings is included in each Fund’s Statement of Additional Information.

Comparison of the Funds’ Performance

     The following information is intended to help you understand the risks of investing in the Funds. The following bar charts show the changes in each Fund's Institutional Class shares’ performance from year to year. The table below shows how each Fund’s Institutional Class Shares average annual total returns compare over time to those of a broad-based securities market index. This information provides some indication of the risks of investing in the Fund. Past performance (before and after taxes) of the Funds is no guarantee of how they will perform in the future.

Small-Cap Fund

Annual Total Return (years ended December 31st)

Quarterly Returns During this Time Period:

Highest:	17.52% (quarter ended June 30, 2009)
Lowest:	(17.70)% (quarter ended December 31, 2017)
Year to date:	10.87% (quarter ended June 30, 2019)

Average Annual Total Returns (for the periods ended December 31, 2018)

	One Year	5 Years	10 Years
Small-Cap Fund
Before Taxes	(12.65)%	(2.79)%	8.29%
After Taxes on Distributions	(14.08)%	(3.73)%	7.31%
After Taxes on Distributions and Sale
of Fund Shares	(6.53)%	(2.18)%	6.93%
S&P 600 Small-Cap Index (reflects	(8.48)%	6.33%	13.60%
no deduction for fees, expense, or taxes)

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown and are not applicable to investors who hold Small-Cap Fund shares through tax-deferred arrangements, such as an individual retirement account (IRA) or 401(k) plan.

Current performance of the Fund may be lower or higher than the performance quoted above. Performance data current to the most recent month end may be obtained by calling 888-626-3863.

All-Cap Fund

Annual Total Return (years ended December 31st)

Quarterly Returns During this Time Period:

Highest:	15.15% (quarter ended June 30, 2009)
Lowest:	(18.17)% (quarter ended September 30, 2011)
Year to date:	15.46% (quarter ended June 30, 2019)

Average Annual Total Returns (for the periods ended December 31, 2018)

	One Year	5 Years	10 Years
All-Cap Fund
Before Taxes	(15.46)%	4.43%	10.13%
After Taxes on Distributions	(16.57)%	2.82%	9.11%
After Taxes on Distributions and Sale
of Fund Shares	(8.79)%	3.63%	8.63%
Russel 1000 Index (reflects no deduction
for fees, expenses, or taxes)	(4.78)%	8.21%	13.27%
S&P 500 Total Return Index (reflects no	(4.38)%	8.49%	13.11%
deduction for fees, expense, or taxes)

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown and are not applicable to investors who hold All-Cap Fund shares through tax-deferred arrangements, such as an individual retirement account (IRA) or 401(k) plan.

Current performance of the Fund may be lower or higher than the performance quoted above. Performance data current to the most recent month end may be obtained by calling 888-626-3863.

Comparison of Sales Load, Distribution and Shareholder Servicing Arrangements

     The sales loads, distribution and shareholder servicing arrangements of each of the Funds are identical. Complete information on the sales load, distribution and shareholder servicing arrangements can be found in Appendix B to this Proxy Statement/Prospectus.

Comparison of Purchase, Redemption and Exchange Policies and Procedures

     The purchase, redemption and exchange policies and procedures of each of the Funds are identical. Complete information on the purchase, redemption and exchange policies and procedures can be found in Appendix B to this Proxy Statement/Prospectus.

Comparison of the Management of the Funds

     Each Fund is managed by CMA. CMA is located at 140 Broadway, New York, New York 10005. CMA has overall supervisory management responsibility for the general management and investment of each Fund’s portfolio.

     CMA has assets under management of approximately $133.92 million as of December 31, 2018. CMA is registered as an investment adviser with the Securities and Exchange Commission (“SEC”) under the Investment Advisers Act of 1940, as amended.

     CMA, organized as a New York corporation in 1982, is controlled by its officers and directors, with the principal shareholders being J.V. Shields, Jr. Estate, David V. Shields and W. Jameson McFadden. The Shields brothers have been affiliated with CMA since its inception. J.V. Shields, Jr. passed away and his ownership stake in CMA was still being held in his estate as of the date of this prospectus. It is anticipated that the final disposition of Mr. J.V. Shields’ estate will result in a change in control of CMA; however, no material changes to the management or operations of CMA are anticipated as a result. CMA has been managing the All-Cap Fund and Small-Cap Fund since their inception and provides investment advice to investment companies, individuals, corporations, pension and profit sharing plans, endowments, and other business and private accounts.

     CMA serves in that capacity pursuant to an advisory contract with the Trust on behalf of each Fund. Subject to the authority of the Board, CMA provides guidance and policy direction in connection with its daily management of each Fund’s assets. CMA manages the investment and reinvestment of each Fund’s assets. CMA is also responsible for the selection of broker-dealers through which each Fund executes portfolio transactions, subject to the brokerage policies established by the Trustees, and it provides certain executive personnel to each Fund.

Alexander L.M. Cripps, CFA, and W. Jameson McFadden are and have been primarily responsible for the day-to-day management of each Fund’s portfolio (each, a “Portfolio Manager”) since 2016.

Mr. McFadden has been the President of CMA since January 1, 2014 and has been affiliated with CMA since 2006. Mr. McFadden is also Managing Member of Wellington Shields & Co., LLC (“WSC”), the distributor for the Funds.

Mr. Cripps is a Portfolio Manager, Analyst and Member of the Investment Policy Committee of CMA since 2010 and has been affiliated with CMA since 2008.

The Funds’ SAI provides additional information about the Portfolio Managers’ compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers’ ownership of securities in each Fund.

The Adviser has contractually agreed to waive its management fee and/or reimburse certain Fund operating expenses, but only to the extent necessary so that each Fund’s net expenses, excluding brokerage fees and commissions, borrowing costs (such as interest and dividend expenses on securities sold short), taxes, distribution and service (12b-1) fees, extraordinary expenses and indirect expenses (such as fees and expenses of acquired funds) does not exceed 1.50% of the net assets of each Fund. The contractual agreement is effective through April 1, 2020. This contractual arrangement may only be terminated by mutual consent of the Adviser and a Fund, and it will automatically terminate upon the termination of the investment advisory agreement between the Fund and the Adviser. Each Fund is required to pay the Adviser a fee equal to 1.00% of its average daily net assets. During the fiscal year ended November 30, 2018, the Adviser received management fees equal to approximately 0.61% and 0.88% of the average daily net assets, after fee waivers, reimbursements and recoupments, of the Small-Cap Fund and the All-Cap Fund, respectively.

     A discussion of the factors that the Board of Trustees considered in approving each Fund’s advisory agreement is described below.

Comparison of Service Providers to the Funds

The service providers to the Funds are the same and are listed below.

     Administrator, Fund Accountant and Transfer Agent. Effective July 13, 2019, Premier Fund Solutions, Inc. (“PFS”) 8000 Town Centre Drive, Suite 400, Broadview Heights, Ohio 4414, is the new administrator, Mutual Shareholder Services, LLC (“MSS”) is the new accounting services agent and transfer agent. Services are provided pursuant to a services agreement (the “Services Agreement”). Under the Services Agreement, PFS and MSS are responsible for a wide variety of functions, including but not limited to: (a) fund accounting services; (b) financial statement preparation; (c) valuation of the Funds’ portfolio securities; (d) pricing the Funds’ shares; (e) assistance in preparing tax returns; (f) preparation and filing of required regulatory reports; (g) communications with shareholders; (h) coordination of Board and shareholder meetings; (i) monitoring the Funds’ legal compliance; and (j) maintaining shareholder account records.

     Prior to July 13, 2019, M3Sixty Administration, LLC (“M3Sixty”), 4300 Shawnee Mission Parkway, Suite 100, Fairway, Kansas 66204, provided accounting, administrative, transfer agency, dividend disbursing agency, and shareholder servicing agency services for the Trust.

     During the fiscal year ended November 30, 2018, the All-Cap Fund paid M3Sixty $77,424 under the Services Agreement for fund administration, fund accounting and transfer agent services. During the fiscal year ended November 30, 2017, the All-Cap Fund paid M3Sixty $59,297 under the Services Agreement for fund administration, fund accounting and transfer agent services. During the fiscal year ended November 30, 2016, the All-Cap Fund paid M3Sixty $56,301 under the Services Agreement for fund administration, fund accounting and transfer agent services.

     During the fiscal year ended November 30, 2018, the Small-Cap Fund paid M3Sixty $50,309 under the Services Agreement for fund administration, fund accounting and transfer agent services. During the fiscal year ended November 30, 2017, the Small-Cap Fund paid M3Sixty $49,588 under the Services Agreement for fund administration, fund accounting and transfer agent services. During the fiscal year ended November 30, 2016, the Small-Cap Fund paid M3Sixty $47,428 under the Services Agreement for fund administration, fund accounting and transfer agent services.

     Unless sooner terminated as provided therein by either the Trust or PFS and MSS, the Services Agreement between the Trust and PFS and MSS will continue on a year-to-year basis.

     Distributor. Wellington Shields & Co., LLC (“Distributor”), 140 Broadway, New York, New York 10005, is the principal underwriter and distributor of Fund shares pursuant to a Distribution Agreement with the Trust. The Distributor, which is affiliated with the Advisor, serves as exclusive agent for the distribution of the shares of the Funds. The Distributor may sell such shares to or through qualified securities dealers or others. David V. Shields, a Trustee Nominee of the Fund, is also an affiliated person of the Advisor and the Distributor.

     Sub-Distributor. The Trust and the Distributor have entered into a Sub-Distribution Agreement with Arbor Court Capital, LLC (“Sub-Distributor”) under which the Sub-Distributor provides certain assistance to the Distributor in connection with processing purchases, redemptions and other transactions involving shares of the Funds through the National Securities Clearing Corporation. Under the terms of the Sub-Distribution Agreement, the Distributor is responsible for paying the Sub-Distributor for its services.

     Custodian. U.S. Bank, N.A., (“Custodian”), 425 Walnut Street, Cincinnati, OH 45202, serves as custodian for the Funds’ assets. The Custodian acts as the depository for each Fund, safekeeps its portfolio securities, collects all income and other payments with respect to portfolio securities, disburses monies at the Funds’ request and maintains records in connection with its duties as Custodian.

     Independent Registered Public Accounting Firm. The Trustees have selected the firm of BBD, LLP, 1835 Market Street, 3rd Floor, Philadelphia, Pennsylvania 19103, to serve as the independent registered public accounting firm for the Funds for the current fiscal year and to audit the annual financial statements of the Funds, prepare the Funds’ federal and state tax returns, and consult with the Funds on matters of accounting and federal and state income taxation.

     The independent registered public accounting firm audits the financial statements of the Funds at least once each year. Shareholders will receive annual audited and semi-annual unaudited reports when published and written confirmation of all transactions in their account. A copy of the most recent Annual Report will accompany the SAI whenever a shareholder or a prospective investor requests it.

     Legal Counsel. Practus, LLP, located at 11300 Tomahawk Creek Parkway, Suite 310, Leawood, KS 66211, serves as legal counsel to the Trust and the Funds.

Additional Information about the Funds

     Form of Organization. Each Fund is organized as a separate series of Capital Management Investment Trust, an open-end management investment company organized as a Massachusetts Business Trust. The Trust is governed by a Board of Trustees consisting of one member. For more information about the history of the Trust see the Statement of Additional Information for both Funds dated March 29, 2019.

     Dividends and Other Distributions. Each Fund will distribute all or substantially all of its income and gains to its shareholders every year. Dividends paid by the Funds derived from net investment income, if any, will generally be paid annually and capital gains distributions, if any, will be made at least annually. Shareholders may elect to take dividends from net investment income or capital gains distributions, if any, in cash or reinvest them in additional Fund shares. Although a Fund will not be taxed on amounts it distributes, shareholders will generally be taxed on distributions, regardless of whether distributions are paid by the Fund in cash or are reinvested in additional Fund shares.

     Financial Highlights. The fiscal year end of each Fund is November 30th. The financial highlights of the Small-Cap Fund and the All-Cap Fund that are contained in Appendix C have been audited by BBD, LLP, the Trust’s and each Fund’s independent public accounting firm.

     Information about the historical performance of the All-Cap Fund is contained in Appendix D. Capitalization. The following table shows on an unaudited basis the capitalization of each of the Funds as of May 31, 2019 and on a pro forma basis as of May 31, 2019, giving effect to the Reorganization.

	Small-Cap Fund	All-Cap Fund	Adjustments	Pro Forma
Net Assets
Institutional Class	$12,677,822	$28,159,154	$0	$40,836,976

Shares Outstanding
Institutional Class	743,014	1,350,277	(134,965)	1,958,326

Net Asset Value Per Share
Institutional Class	$17.06	$20.85	$0	$20.85

  The amount of expenses as a result of the Reorganization are estimated at $85,000 and are subject to the pro forma Fund’s expense limitation agreement. It is estimated that the expected Reorganization expenses will not have an impact to net assets as the expenses will result in additional waivers, or reduced amount of recoupment of previously waived management fees, as subject in the Fund’s expense limitation agreement.

Additional Information about the Reorganization

The Reorganization Agreement

     The terms and conditions under which the proposed transaction may be consummated are set forth in the Reorganization Agreement. Significant provisions of the Reorganization Agreement are summarized below; however, this summary is qualified in its entirety by reference to the Reorganization Agreement, a form of which is attached to this Proxy Statement/Prospectus as Appendix A.

     The Reorganization Agreement provides for: (i) the transfer, as of the Closing Date, of all of the assets of the Small-Cap Fund in exchange for shares of beneficial interest of the All-Cap Fund and the assumption by the All-Cap Fund of all of the Small-Cap Fund’s liabilities; and (ii) the distribution of shares of beneficial interest of the All-Cap Fund to shareholders of the Small-Cap Fund, as provided for in the Reorganization Agreement. The Small-Cap Fund will then be liquidated.

     Each shareholder of Institutional Class shares of the Small-Cap Fund will hold, immediately after the Closing Date, the corresponding share class shares of the All-Cap Fund having an aggregate value equal to the aggregate value of the shares of the Small-Cap Fund held by that shareholder as of the close of business on the Closing Date. In the interest of economy and convenience, shares of the All-Cap Fund will not be represented by physical certificates.

     The obligations of the Funds under the Reorganization Agreement are subject to various conditions, including approval by the shareholders of the Small-Cap Fund and that each Fund receives an opinion from Practus, LLP. to the effect that the Reorganization will qualify as a tax-free reorganization for federal income tax purposes. The Reorganization Agreement also requires that each of the Funds take, or cause to be taken, all actions, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by the Reorganization Agreement. The Reorganization Agreement may be terminated by mutual agreement of the parties or by one party on certain other grounds. Please refer to Appendix A to review the terms and conditions of the Reorganization Agreement.

16

Expenses of the Reorganization

     The expenses of the Reorganization will be paid by the Funds. The expenses of the Reorganization include, but are not limited to, the costs associated with the preparation of necessary filings with the SEC, printing and distribution of the Proxy Statement/Prospectus and proxy materials, legal fees, accounting fees, securities registration fees, and expenses of holding the Special Meeting. The expenses of the Reorganization are estimated at $85,000. With respect to amounts allocated to the Funds, the expenses will be allocated between the Small-Cap Fund and the All-Cap Fund based equally.

Tax Considerations

     The Reorganization is intended to qualify for federal income tax purposes as a tax-free reorganization under Section 368 of the Code. Accordingly, pursuant to this treatment, neither the Small-Cap Fund nor its shareholders, nor the All-Cap Fund nor its shareholders, are expected to recognize any gain or loss for federal income tax purposes from the transactions contemplated by the Reorganization Agreement. In addition, a shareholder’s tax basis for shares held in the Small-Cap Fund would carry over to shares of the All-Cap Fund acquired in the Reorganization, and the holding period for shares held as a capital asset would also carry over to the All-Cap Fund shares received in the Reorganization.

     As a condition to the closing of the Reorganization, the Funds will receive an opinion from Practus, LLP to the effect that the Reorganization will qualify as a tax-free reorganization for federal income tax purposes. It is not anticipated that any securities positions will be eliminated as a result of the Reorganization.

     Prior to the Closing Date, the Small-Cap Fund will pay to shareholders a cash distribution consisting of any undistributed investment company taxable income and/or any undistributed realized net capital gains, including any net gains realized from any sales of assets prior to the Closing Date. This distribution would be taxable to shareholders that are subject to tax.

     As of November 30, 2018, neither the Small-Cap Fund nor the All-Cap Fund had capital loss carryforwards available. The ability of the All-Cap Fund to absorb losses in the future depends on a variety of factors that cannot be known in advance, including the existence of capital gains against which these losses may be offset.

Board of Trustees Recommendation

     Based upon its review, the Board, including a majority of the Trustees who are not “interested persons,” as defined by the 1940 Act (the “Independent Trustees”), determined that the Reorganization would be in the best interests of the Funds and their shareholders. In addition, the Board determined that the interests of the shareholders of the Funds would not be diluted as a result of the Reorganization.

     Accordingly, after consideration of such factors and information it considered relevant, the Board, including a majority of the Independent Trustees, approved the Reorganization Agreement and voted to recommend to shareholders that they approve the Reorganization Agreement. The Board is therefore recommending that the Small-Cap Fund’s shareholders vote “FOR” the Reorganization Agreement.

Board Considerations

     The proposed Reorganization was presented to the Board of Trustees of the Trust for consideration at a meeting held on July 31, 2019. At this meeting, the Board reviewed detailed information about the proposed Reorganization. For the reasons discussed below, the Trustees, including all of the Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the Trust, determined that the Reorganization is in the best interests of the Funds and their shareholders and voted to approve the Reorganization and to present it to shareholders for approval.

     The Board of Trustees was advised that it would be advisable and in the best interests of the Small-Cap Fund and its shareholders for CMA to merge the Small-Cap Fund with and into the All-Cap Fund. CMA indicated that the reorganization should allow the shareholders of the Small-Cap Fund to gain exposure to a broader portion of the overall equity markets while gaining economies of scales for both Funds’ shareholders by combining the assets of the Funds.

     The Board of Trustees of the Trust, in recommending the proposed Reorganization, considered a number of factors in connection with this decision. Among the factors considered by the Board were:

(i)	the terms of the proposed Reorganization, including the anticipated tax-free nature of the transactions for the Funds and their shareholders;

(ii)	alternatives to the Reorganization, including the potential liquidation of the Small-Cap Fund;

(iii)	the operating expense ratios of the Funds and the willingness of CMA to maintain expense caps in place until April 1, 2020 following the closing of the Reorganization;

(iv)	that the portfolio managers to the Funds would remain the same;

(v)	that the Funds have similar objectives and principal investment strategies;

(vi)	that the advisory contract with CMA for the Funds is identical;

(vii)	that, once all recoupments have been taken, and assuming asset levels remain at similar or greater levels, the Reorganization may result in certain economies of scale for the Fund and the total net operating expense ratio (before fee waivers and expense reimbursements) for the All-Cap Fund is expected to be lower than those of the Small-Cap Fund;

(viii)	the interests of the current shareholders of the Funds will not be diluted as a result of the Reorganization.

(ix)	that while the costs associated with the Reorganization will be borne by the Funds equally, following the Reorganization, the expected benefits to shareholders by expected decreases in total operating expenses (before fee waivers and expense reimbursements) will, in the longer term, benefit shareholders and outweigh costs associated with the Reorganization.

(x)	the benefits to CMA resulting from the Reorganization, such s recognition of certain economies of scale.

     Once all recoupments have been taken, and assuming asset levels remain at similar or greater levels, it is expected that the total annual operating expenses (before fee waivers and expense reimbursements) of the All-Cap Fund would decrease as a result of the Reorganization.

     The Board also considered alternatives to the Reorganization, such as the liquidation of the Small-Cap Fund. In considering the alternative of liquidation, the Board noted that liquidation could result in tax consequences to Small-Cap Fund shareholders that would be avoided in the Reorganization. The Board also noted that (1) shareholders not wishing to become part of the All-Cap Fund could redeem their shares of the Small-Cap Fund at any time prior to closing without penalty and (2) that the Reorganization would allow shareholders of the Small-Cap Fund who wished to retain their investment after the Reorganization to do so in a registered mutual fund with a similar investment strategy managed by the very same investment adviser and portfolio management team in a similar manner.

     After consideration of the factors noted above, together with other factors and information considered to be relevant, the Board determined that the Reorganization is in the best interests of the Small-Cap Fund and the All-Cap Fund and, accordingly, unanimously approved the Reorganization with the All-Cap Fund and the Reorganization Agreement and recommended that shareholders vote “For” the Reorganization.

Required Vote

     Approval of the Reorganization Agreement requires the affirmative vote of the lesser of: (i) 67% or more of the voting securities present at the Special Meeting, provided that more than 50% of the voting securities are present in person or represented by proxy at the Special Meeting; or (ii) a majority of the voting securities entitled to vote.

     If shareholders of the Small-Cap Fund do not approve the Reorganization, the Small-Cap Fund will continue to be managed by CMA as described in the prospectus, and the Board will determine what additional action, if any, should be taken.

PROPOSAL TWO – APPROVAL OF NEW INVESTMENT ADVISORY AGREEMENT

The Change in Control of the Adviser

     Capital Management Associates, Inc. (“CMA”) has served as investment adviser to the Small-Cap Fund since its inception. At the Meeting, shareholders will be asked to re-approve the investment advisory agreement between CMA and the Trust on behalf of the Fund. The new investment advisory agreement (“New Agreement”) has the same advisory fee as, and does not otherwise differ from, the prior investment advisory agreement (“Prior Agreement”). You are being asked to approve the New Agreement because the Prior Agreement, as a result of the circumstances described below, will likely terminate.

     Mr. Joseph V. Shields, a principal and a control person of CMA, passed away on October 10, 2018. Mr. J. Shields along with his brother, David V. Shields, and his nephew, W. Jameson McFadden, are each control persons of CMA. Mr. J. Shields’ interests in CMA will ultimately be passed onto W. Jameson McFadden and another family member (the “Transaction”). Currently Mr. J. Shields’ estate is holding the interest in CMA and it is not, at this time, known when that estate will ultimately be distributed. Mr. David V Shields (as well as Mr. J. Shields’ wife) serves as the trustee of Mr. J. Shields estate. At such time as Mr. J. Shields’ ownership interest in CMA is distributed from his estate, a technical change in control may be deemed to occur. It should be noted however, that, although a technical change in control may occur, Mr. J. Shields’ ownership interest will be passed equally to two of the top four remaining owners of CMA. As explained below, notwithstanding, the technical change in control may be deemed to cause an assignment and termination of the Prior Agreement.

     The Transaction may be viewed to result in a change in control of CMA, as that concept is described under the Investment Company Act of 1940, as amended (the "1940 Act"). In turn, this change in control could be viewed to result in an assignment of the investment advisory agreement between CMA, the investment adviser to the Fund, and the Trust (the "Prior Agreement"). If approved by shareholders of the Fund, the New Agreement will become effective on the date of the transfer of Mr. Joseph V. Shields, Jr.’s ownership interest from his estate (the “Effective Date”).

     If shareholders approve Proposal One, the Small-Cap Fund will merge into the All-Cap Fund, and the Prior Agreement between CMA and the Small-Cap Fund will terminate, and there will be no need to operate under the New Agreement. However, if Proposal One is not approved by shareholders, approval of Proposal Two will ensure that the management of the Small-Cap Fund may continue without interruption.

     The expense limitation agreement between CMA and the Trust on behalf of the Fund will terminate at the same time as the Prior Agreement. If the New Agreement is approved by shareholders, CMA has agreed to enter into a new expense limitation agreement that will be identical to the agreement that was previously in place and will be in place until April 1, 2020.

     The Transaction will not result in any changes to the organization or structure of the Small-Cap Fund, with the exception of the transfer of ownership of Mr. Joseph V. Shields, Jr. After the Effective Date, and provided Proposal One is not approved, CMA will continue to serve as the Small-Cap Fund's investment adviser and none of the Small-Cap Fund's other service providers will change in connection with the Transaction. Alexander L.M. Cripps, CFA, portfolio manager, and W. Jameson McFadden, portfolio manager, have been primarily responsible for the day-to-day management of the Small-Cap Fund since 2016. The Fund will continue to be managed by the current portfolio managers. Also important to note that Mr. W. Jameson McFadden is a control person of CMA as noted above and will continue to be a control person after the Transaction. Mr. McFadden also serves as the president, principal executive officer and principal financial officer of the All-Cap Fund and will continue to do so after the Transaction. As noted above, Mr. David V. Shields, the brother of Mr. Joseph V. Shields and the executor of his estate and a current control person of CMA will continue to be a control person of CMA after the transaction.

The Prior Agreement

     The Board last considered the Prior Agreement for the Small-Cap Fund at a meeting held on October 25, 2018.

     The following table describes the advisory fees paid to CMA and the fees waived by CMA pursuant to an expense limitation agreement:

		Fee Waiver/
	Advisory Fees	Expense	Net Advisory Fees
Fiscal Year (Period) Ended	Accrued	Reimbursement	Paid
November 30, 2018	$148,640	($58,612)[3]	$90,028
November 30, 2017	$153,841	($37,434)[2]	$116,407
November 30, 2016	$136,952	($38,487)[1]	$98,465

1	Subject to reimbursement by the Fund through November 30, 2019.

2	Subject to reimbursement by the Fund through November 30, 2020.

3	Subject to reimbursement by the Fund through November 30, 2021.

The Terms of the Prior Agreement and the New Agreement

     At its July 31, 2019 meeting, the Board, including a majority of the Independent Trustees, reviewed and approved the New Agreement between CMA and the Trust, subject to shareholder approval. It is anticipated that if approved by shareholders, the New Agreement will become effective upon termination of the Prior Agreement (the “Effective Date”). The New Agreement is identical to the Prior Agreement, except with respect to the date. Set forth below is a summary of all material terms of the New Agreement. The form of the New Agreement is included as Appendix F. The summary of all material terms of the New Agreement below is qualified in its entirety by reference to the form of New Agreement included as Appendix F.

     The advisory fee rate under the Prior Agreement and the New Agreement is the same. The annualized advisory fee rate paid to CMA by the Fund will remain at 1.00% of the Fund’s average daily net assets.

     The New Agreement would require CMA to provide the same services as it provided under the Prior Agreement. CMA shall, subject to the supervision of the Board, regularly provide the Fund with investment research, advice and supervision and shall furnish continuously an investment program for the Fund, consistent with its investment objectives and policies. CMA shall determine, from time to time, what securities shall be purchased for the Fund, what securities shall be held or sold by the Fund and what portion of the Fund’s assets shall be held uninvested in cash, subject always to the provisions of the Trust’s Agreement and Declaration of Trust, as amended and supplemented, Bylaws and the Fund’s registration statement and with the investment objectives, policies and restrictions of the Fund, as each of the same shall be from time to time in effect.

     The New Agreement has the same duration and termination provisions as the Prior Agreement. The New Agreement will have an initial term of two years from its effective date and will continue from year to year so long as its renewal is specifically approved by (a) a majority of the Trustees who are not parties to the New Agreement and who are not "interested persons" (as defined in the 1940 Act) of any party to the New Agreement, cast in person at a meeting called for the purpose of voting on such approval and a majority vote of the Trustees or (b) by vote of a majority of the voting securities of the Fund. It may be terminated by the Trust, without the payment of any penalty, by a vote of the Board or with respect to the Fund, upon the affirmative vote of a majority of the outstanding voting securities of the Fund. It may also be terminated at any time upon 60 days' notice without the payment of any penalty by the Board, by a vote of a majority of the outstanding voting securities of the Fund or by CMA. The New Agreement will terminate automatically in the event of its assignment.

     The New Agreement subjects CMA to the same standard of care and liability to which it was subject under the Prior Agreement.

     If shareholders approve the New Agreement, CMA will enter into a new expense limitation arrangement whereby it will contractually agree to waive or limit its fees and to assume certain other expenses of the Fund until April 1, 2020, so that total annual operating expenses of the Fund does not exceed 1.50% . This contractual arrangement may only be terminated by mutual consent of CMA and the Board, and it will automatically terminate upon the termination of the investment advisory agreement between the Fund and CMA. This operating expense limitation does not apply to: (i) interest, (ii) taxes, (iii) brokerage fees and commissions, (iv) other extraordinary expenses not incurred in the ordinary course of the Fund’s business, (v) expenses incurred under a plan of distribution under Rule 12b-1. The operating expense limitation also excludes any “Acquired Fund Fees and Expenses,” which are the expenses indirectly incurred by the Fund as a result of investing in money market funds or other investment companies, including ETFs, that have their own expenses. CMA may be entitled to the reimbursement of any fees waived or expenses reimbursed pursuant to the agreement provided overall expenses fall below the limitations set forth above. CMA may recoup the sum of all fees previously waived or expenses reimbursed, less any reimbursement previously paid, for a period of three years from the date of the actual waiver or expense reimbursement, and is limited to the lesser of (1) the expense cap in effect at the time of the waiver, and (2) the expense cap in effect at the time of the recapture, provided total expenses do not exceed the limitation set forth above.

     If the Fund’s shareholders approve the New Agreement, it is expected that the New Agreement would become effective on the Effective Date.

Information Concerning CMA

     CMA, located at 140 Broadway, 44th Floor, New York, New York 10005, was organized as a New York corporation and began conducting business in 1982. As of March 27, 2019, CMA had assets under management of approximately $134 million. The names, addresses, and principal occupation of the principal executive officers of CMA as of the date of this proxy statement are set forth below.

Name and Address	Principal Occupation
Dimitri H. Kuriloff	Director of Research
140 Broadway, 44th Floor, New York, New York
10005
David V. Shields	Director
140 Broadway, 44th Floor, New York, New York
10005
William J. McFadden	President and Chief Executive Officer
140 Broadway, 44th Floor, New York, New York
10005
Stephen J. Portas	Chief Compliance Officer
140 Broadway, 44th Floor, New York, New York
10005
Philip M. Curcuru	Secretary and Treasurer
140 Broadway, 44th Floor, New York, New York
10005

Board Considerations in Approving the New Agreement

     At an in-person meeting held on July 31, 2019, the Board considered the approval of the New Agreement between the Trust and CMA on behalf of the Fund. CMA provided written information to the Board to assist the Board in its considerations.

     The Board discussed that the passing of Mr. Jerry V. Shields, Jr., as a significant shareholder of CMA, would result in a change in control of CMA under the 1940 Act and an assignment and termination of CMA’s agreements with the Trust once the ownership passed through his estate. Counsel discussed the requirements of the 1940 Act, the possible steps that may need to be taken, including a shareholder meeting for the Fund to approve a new advisory agreement, and the applicable timelines.

     The Board then reviewed a memorandum from Counsel and addressed to the Trustees that summarized, among other things, the fiduciary duties and responsibilities of the Board in reviewing and approving the New Agreement, between the Trust and CMA with respect to the Small-Cap Fund. A copy of this memorandum was circulated to the Trustees in advance of the meeting. Counsel discussed with the Trustees the types of information and factors that should be considered by the Board in order to make an informed decision regarding the approval of the continuation of the New Agreement, including the following material factors: (i) the nature, extent and quality of the services provided by CMA; (ii) the investment performance of the Small-Cap Fund; (iii) the costs of the services provided and profits realized by CMA from the relationship with the Small-Cap Fund; (iv) the extent to which economies of scale would be realized if the Small-Cap Fund grows and whether advisory fee levels reflect those economies of scale for the benefit of the investors of the Small-Cap Fund; and (v) CMA’s practices regarding possible conflicts of interest and other benefits derived by CMA.

     In assessing these factors and reaching its decisions, the Board took into consideration information furnished for the Board’s review and consideration throughout the year at regular Board meetings, as well as information specifically prepared and/or presented in connection with the annual renewal process and this off-cycle process, including information presented to the Board in CMA’s presentation earlier in the meeting. The Board requested and was provided with information and reports relevant to the approval of the New Agreement, including: (i) reports regarding the services and support provided to the Small-Cap Fund and its shareholders by the CMA; (ii) quarterly assessments of the investment performance of the Small-Cap Fund from CMA; (iii) periodic commentary on the reasons for the performance; (iv) presentations by the Small-Cap Fund’s management addressing CMA’s investment philosophy, investment strategy, personnel and operations; (v) compliance reports concerning the Small-Cap Fund and CMA; and (vi) the memorandum from Counsel summarizing the fiduciary duties and responsibilities of the Board in reviewing and approving the New Agreement, including the material factors set forth above and the types of information included in each factor that should be considered by the Board in order to make an informed decision.

     The Board also requested and received various informational materials including, without limitation: (i) documents containing information about CMA, including financial information, a description of personnel and the services provided to the Small-Cap Fund, information on investment advice, performance, summaries of the Small-Cap Fund’s expenses, compliance program, current legal matters and other general information; (ii) comparative expense and performance information for other mutual funds with strategies similar to the Small-Cap Fund; (iii) the anticipated effect of size on the Small-Cap Fund’s performance and expenses; and (iv) benefits to be realized by CMA from its relationship with the Small-Cap Fund. The Board did not identify any particular information that was most relevant to its consideration to approve the New Agreement.

(1) The nature, extent and quality of the services provided by CMA.

In this regard, the Board considered the responsibilities CMA has under the New Agreement with respect to the Small-Cap Fund. The Board reviewed the services provided by CMA to the Small-Cap Funds including, without limitation: CMA’s processes for formulating investment recommendations and assuring compliance with the Small-Cap Fund’s investment objectives and limitations; its coordination of services for the Small-Cap Fund among the Small-Cap Fund’s service providers; and the anticipated efforts to promote the Small-Cap Fund, grow assets and assist in the distribution of the Small-Cap Fund’s shares. The Board considered: CMA’s staffing, personnel and methods of operating; the education and experience of the CMA’s personnel; and the CMA’s compliance program, policies and procedures. After reviewing the foregoing and further information from CMA, the Board concluded that the quality, extent and nature of the services provided by CMA was satisfactory and adequate for the Small-Cap Fund.

(2) Investment performance of the Small-Cap Fund and CMA.

     In considering the investment performance of the Small-Cap Fund and CMA, the Trustees compared the performance of the Small-Cap Fund with the performance of its benchmark index, comparable funds with similar objectives and size managed by other investment advisers, and comparable peer group indices. It was noted that the Advisor does manage investments for other accounts with investment objectives similar to the Small-Cap Fund, but these accounts do not have capital constraints like those placed on the Small-Cap Fund and therefore, do not provide a useful benchmark for comparison to the Small-Cap Fund. The Board also considered the consistency of CMA’s management of the Small-Cap Fund with its investment objective and policies. The Board noted that the Small-Cap Fund had underperformed its category median for the year-to-date, 1-year, 3-year, 5-year and 10-year periods ended June 30, 2019 but was within the range for the category considered: -21.79% to 14.63% for 1-year returns; 0.85% to 15.81% for 3-year returns; -8.10% to 9.95% for 5-year returns; and 3.78% to 16.83% for 10-year returns. Based on the foregoing, the Board concluded that the investment performance information presented for the Small-Cap Fund was acceptable at this time.

(3) The costs of the services provided and profits realized by CMA from the relationship with the Small-Cap Fund.

     In considering the costs of the services provided and profits realized by CMA from the relationship with the Small-Cap Fund, the Board considered: CMA’s staffing, personnel and methods of operating; the financial condition of CMA and the level of commitment to the Small-Cap Fund by CMA and its principals; the expected asset levels of the Small-Cap Fund; and the projected overall expenses of the Small-Cap Fund. The Board considered financial statements of CMA and discussed the financial stability and profitability of the firm. The Board considered the fees and expenses of the Small-Cap Fund (including the management fees) relative to its category. The Board noted that the management fee for the Small-Cap Fund was above its category median but within the range of the category considered: 0.00% to 1.50%. The Board considered that CMA does not have any separate accounts which are managed similarly to the Fund but that the advisory fees charged to the Fund are comparable to those charged to CMA’s other clients. Following this analysis and upon further consideration and discussion of the foregoing, the Board concluded that the fees paid to CMA by the Small-Cap Fund were fair and reasonable.

(4) The extent to which economies of scale would be realized as the Small-Cap Fund grows and whether advisory fee levels reflect these economies of scale for the benefit of the investors of the Small-Cap Fund.

     In this regard, the Board considered the Small-Cap Fund’s fee arrangements with CMA. The Trustees noted that CMA has agreed to breakpoint fee schedules in its New Agreement and an expense limitation agreement for the Fund. The Trustees further noted that both of these arrangements would benefit the Fund’s shareholders. The Trustees also noted that the Small-Cap Fund would benefit from economies of scale under its agreements with some of its service providers other than CMA fees that were in place with those other service providers were either fixed or essentially semi-fixed, and the Board considered CMA’s efforts to work with its new service providers to secure such arrangements for the Small-Cap Fund. Following further discussion of the Small-Cap Fund’s expected asset level, expectations for growth and levels of fees, the Board determined that the Small-Cap Fund’s fee arrangement, in light of all the facts and circumstances, was fair and reasonable and that the breakpoint schedule and expense limitation arrangement provided potential savings or protection for the benefit of the Small-Cap Fund’s investors.

(5) Possible conflicts of interest and benefits derived by CMA.

     In considering CMA’s practices regarding conflicts of interest, the Trustees evaluated the potential for conflicts of interest and considered such matters as: the experience and ability of the advisory and compliance personnel assigned to the Small-Cap Fund; the fact that CMA does not utilize soft dollars; the basis of decisions to buy or sell securities for the Small-Cap Fund; and the substance and administration of CMA’s code of ethics. Based on the foregoing, the Board determined that CMA’s standards and practices relating to the identification and mitigation of possible conflicts of interest were satisfactory.

     The Board then reflected on its discussion with a representative of CMA at the meeting. The Trustee met in executive session to analyze the data and determine the appropriateness of the approval of the New Agreement. The officers of the Trust were excused during this review. Based on its evaluation of the information, as well as information received throughout the year at quarterly meetings, the Board concluded that: (a) the terms of the New Agreement were fair and reasonable; (b) the approval of the New Agreement would be in the best interests of the shareholders and the Fund; and (c) it would recommend the approval of the New Agreement to shareholders. In the course of its analysis, the Board did not identify any particular information or factor that was all-important or controlling.

     After additional consideration of the factors delineated in the memorandum provided by Counsel and further analysis by the Board, the Board approved the New Agreement between CMA and the Trust with respect to the Fund.

Required Vote

     Approval of the Proposal requires the affirmative vote of a “majority of the outstanding voting securities” of the Fund. Under the 1940 Act, the vote of a "majority of the outstanding voting securities" of the Fund means the affirmative vote of the lesser of: (a) 67% or more of the voting securities present at the meeting or represented by proxy if the holders of more than 50% of the outstanding voting securities are present or represented by proxy; or (b) more than 50% of the outstanding voting securities. All shareholders of the Fund will vote together on the Proposal.

THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS OF THE SMALL-CAP FUND VOTE “FOR” THE APPROVAL OF PROPOSAL 2.

25

PROPOSAL THREE – APPROVAL OF RECOUPMENT OF PREVIOUSLY WAIVED FEES AND REIMBURSED EXPENSES

     At its meeting held on July 31, 2019, the Board considered a proposal by CMA to allow it to recoup fees waived and/or expenses reimbursed for the Small-Cap Fund under expense limitation arrangements in place prior to the Reorganization, from the All-Cap Fund following the Reorganization. This Proposal Three is contingent on the approval of Proposal One above. Because this proposal will also affect shareholders of the All-Cap Fund, this Proposal Three is also being submitted to those shareholders in a separate proxy statement and is contingent on the approval by shareholders of the All-Cap Fund as well. Proposal One is not contingent on the approval of this Proposal Three – and Proposal One would move forward if approved by shareholders even if Proposal Three is not approved.

     In considering this proposal, the Board considered CMA’s history with the Small-Cap Fund and the All-Cap Fund (the “Funds”), as well as its ongoing commitments to the Funds. Specifically, the Board considered the efforts of CMA to promote the Funds, the terms of the expense limitation arrangements that had been in place with the Small-Cap Fund and the All-Cap Fund, CMA’s commitment to keep the expense limitation arrangements in place for the foreseeable future, as well as the fact that the recoupment right that would be afforded to CMA would only be exercisable if assets in the All-Cap Fund were to grow, which would provide benefits to all of the shareholders. In light of the foregoing, the Board felt it appropriate and equitable to allow CMA the right to recoup fees it waived and expenses it reimbursed with respect to the Small-Cap Fund prior to the closing of the Reorganization from the All-Cap Fund following the Reorganization. The Board also determined that the best interest of the shareholders of the Funds would be served by incentivizing CMA to grow assets and thereby reduce expenses so as to be able to take advantage of the ability to recoup waived fees and reimbursed expenses. The Board also felt it appropriate for shareholders to approve this ability to recoup previously waived fees and expenses reimbursed and, as such, it has been included for your vote.

     Under the terms of the expense limitation arrangements that are in place for the All-Cap Fund and the Small-Cap Fund, CMA contractually agreed to waive or limit its fees and reimburse certain Fund operating expenses through April 1, 2020, so that the ratio of total annual operating expenses does not exceed 1.50% . These operating expense limitations do not apply to interest, taxes, brokerage fees and commissions, extraordinary expenses, payments, if any, under a Rule 12b-1 Plan, and Acquired Fund Fees and Expenses. Acquired Fund Fees and Expenses represent the pro rata expense indirectly incurred by a Fund as a result of investing in other investment companies, including ETFs, closed-end funds and money market funds that have their own expenses.

     Each waiver or reimbursement of an expense by CMA is subject to repayment by a Fund within three years of when the actual waiver or expense reimbursement was incurred, and is limited to the lesser of (1) the expense cap in effect at the time of the waiver, and (2) the expense cap in effect at the time recapture, provided that the Fund is able to make the repayment without exceeding the applicable expense limitation. In conjunction with the proposals described in this proxy statement/prospectus, CMA has agreed to extend the term of the expense limitation arrangement out to April 1, 2021.

     The following table describes for each of the Funds, the amounts of previously waived expenses for which CMA is entitled to seek reimbursement.

26

All-Cap Fund

Fee Waiver/Expense Reimbursement
of or Recoupment of Prior Expenses
Fiscal Year Ended	Waived/Reimbursed by Adviser
November 30, 2018[3]	$32,678
November 30, 2017[2]	$28,504
November 30, 2016[1]	$25,601

1 Subject to reimbursement by the Fund through November 30, 2019. 2 Subject to reimbursement by the Fund through November 30, 2020. 3 Subject to reimbursement by the Fund through November 30, 2021.

Small-Cap Fund

Fee Waiver/Expense Reimbursement
or Recoupment of Prior Expenses
Fiscal Year Ended	Waived/Reimbursed by Adviser
November 30, 2018[3]	$58,612
November 30, 2017[2]	$37,434
November 30, 2016[1]	$38,487

1 Subject to reimbursement by the Fund through November 30, 2019. 2 Subject to reimbursement by the Fund through November 30, 2020. 3 Subject to reimbursement by the Fund through November 30, 2021.

     If approved by shareholders of the Small-Cap Fund and the All-Cap Fund, the amounts recoupable by CMA in the Small-Cap Fund would be carried over to the All-Cap Fund after the Reorganization, provided the All-Cap Fund achieves at least $10 million in assets at the time of the reimbursement.  Absent the merger, CMA would be unlikely to recapture these fees.

THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS OF THE SMALL-CAP FUND VOTE “FOR” THE APPROVAL OF PROPOSAL 3.

27

PROPOSAL FOUR – ELECTION OF THREE TRUSTEES TO THE BOARD OF TRUSTEES OF THE TRUST

General Information Regarding the Election of Trustees

     The Investment Company Act of 1940, as amended (the “1940 Act”), requires that shareholders elect a fund’s trustees under certain circumstances. As a general matter, a board of trustees may fill vacancies as long as, after the board fills the vacancy, at least two-thirds of the trustees have been elected by shareholders. Currently there is one Trustee, with four recent vacancies. Two of the vacancies are due to the death of two of the Trustees; one vacancy is due to the resignation of a Trustee for personal reasons; and, one vacancy is due to the resignation of an Interested Trustee to ensure that the Board maintained a majority of Independent Trustees until such time as Trustees are elected by shareholders.1 By electing the Trustee Nominees at the Special Meeting, the Board will be able to appoint new Trustees in the future without the expense of conducting additional shareholder meetings.

     Following a Board meeting held on July 31, 2019, the current “Independent Trustee” (defined below) of the Trust nominated for election the three nominees below to serve on the Board of Trustees of the Trust. The nominees are: Paul J. Camilleri, David V. Shields and Michael D. Cahill (the “Nominees”). Mr. Shields was previously and will be an “interested person” of the Trust as that term is defined in the 1940 Act by virtue of his position as a principal owner and officer of Capital Management Associates, Inc. (“CMA”) the Small-Cap Fund’s (the “Fund”) Advisor. (Mr. Shields is referred to as the “Interested Nominee” or “Interested Trustee”). Each of the other Nominees is not an “interested person” of the Trust as that term is defined in the 1940 Act (each referred to as an “Independent Nominee” or “Independent Trustee”). Each Independent Nominee was nominated by the Trust’s current Board member who is an Independent Trustee.

     The shareholders of the Trust are being asked to vote for the election of the three Nominees at the Special Meeting. If elected, the Nominees will comprise the entire Board of the Trust, and each of them will hold office until the appointment and/or election and qualification of his successor, if any, or until he sooner dies, resigns, retires or is removed. Any Trustee may be removed at a meeting of shareholders by a vote that meets the requirements of the Trust’s organizational documents. All of the Nominees have consented to serve as Trustees. However, if any Nominee is not available for election at the time of the Special Meeting, the proxies may be voted for such other person(s) as shall be determined by the persons acting under the proxies in their discretion.

Trustee Nominees’ Qualifications and Experiences

     Each Nominee was nominated to serve on the Board of Trustees based on their particular experiences, qualifications, attributes and skills. Generally, the Trust believes that each Nominee is competent to serve because of his individual overall merits, including: (i) experience; (ii) qualifications; (iii) attributes; and (iv) skills. The Trust does not believe any one factor is determinative in assessing a Nominee’s qualifications, but that the collective experience of each Nominee makes them each highly qualified. The Trustees are responsible for the management and supervision of the Fund. They set broad policies for the Fund and choose the Fund’s officers. The Trustees also: approve all significant agreements between the Trust, on behalf of the Fund, and those companies that furnish services to the Fund; review performance of the investment advisers and the Fund; and oversee activities of the Fund.

     In regard to each Nominee, the Board considered, among other factors, the experience and qualifications of the individuals as described below in reaching a conclusion to have the Nominees serve on the Board. Generally, no one factor was decisive in the selection of an individual to join the Board. Among the factors the Board considered when concluding that an individual should serve on the Board were the following: (1) the individual’s business and professional experience and accomplishments; (2) the individual’s ability to work effectively with the other members

1 Joseph V. Shields, Jr. passed away on October 10, 2018; Anthony J. Walton passed away on January 18, 2019; Lucius E. Burch III and David V. Shields resigned from the Board of Trustees at the Board of Trustees meeting held on April 10, 2019.

of the Board; and (3) how the individual’s skills, experience and attributes would contribute to an appropriate mix of relevant skills and experience on the Board (as applicable). In respect of each Nominee, the individual’s substantial professional accomplishments and prior experience, including, in some cases, in fields related to the operations of the Trust, were a significant factor in the determination that the individual should serve as a Trustee of the Trust. In addition to the information provided in the chart below, the following is a summary of the specific experience, qualifications, attributes or skills of each Nominee and the reason why he was selected to serve as Trustee. Mr. Camilleri currently serves as Trustee; Mr. Shields served as Trustee from December of 1994 until April 10, 2019, resigning from the Board to ensure that the Board of Trustees maintained a majority of Independent Trustees. Mr. Cahill is a first-time Nominee and along with Mr. Shields will not serve as a Trustee until elected by shareholders.

Paul J. Camilleri	Mr. Camilleri has experience in and knowledge of the financial industry in his role as an arbitrator for the Financial Industry Regulatory Authority and as a former consultant for a broker/dealer. Mr. Camilleri also has served as an Independent Trustee of the Trust since
2007.
Michael D. Cahill	Mr. Cahill has worked in the finance industry since 1997. Mr. Cahill is currently the Head
Trader for an SEC registered investment advisor, providing equity execution and trading management, broker-dealer relationship management and commission budget management.
Mr. Cahill previously served as the vice president of institutional sales and trading.
David V. Shields	Mr. Shields has experience in and knowledge of the financial industry as a Director of
CMA and vice-chairman of the broker-dealer which serves as the distributor for the Fund.
Mr. Shields also served as Trustee of the Trust since its inception until his resignation on
April 10, 2019, which resignation was for the purpose of ensuring that the Board of
Trustees maintain a majority of Independent Trustees.

Following is a list of the Nominees and each of their principal occupations over the last five years.

NON-INTERESTED NOMINEES

NUMBER
		TERM OF		OF FUNDS	OTHER
		OFFICE	PRINCIPAL	IN FUND	DIRECTORSHIPS
NAME,	POSITION(S)	AND	OCCUPATION(S)	COMPLEX	HELD BY
ADDRESS*	HELD	LENGTH	DURING THE	OVERSEEN	TRUSTEE
AND YEAR OF	WITH THE	OF TIME	PAST FIVE	BY	DURING THE
BIRTH	TRUST	SERVED	YEARS	TRUSTEE	PAST FIVE YEARS
Paul J.	Trustee and	Since 2007	Arbitrator for the	2	None
Camilleri: 1947	Independent		Financial Industry
	Chairman		Regulatory
Authority, Inc.
(since 2001).

Michael D.	Trustee	Since	Head Trader, CKC	0	None
Cahill**: 1973		2019**	Capital LLC (since
2015); Sales Trader,
Wellington Shields
& Co. LLC
(03/2011 – 03/2015)

*	140 Broadway, New York, New York 10005

**	Mr. Cahill is not currently a trustee but has agreed to serve as a trustee upon election by shareholders.

INTERESTED NOMINEE

TERM
		OF			OTHER
		OFFICE		NUMBER	DIRECTORSHI
		AND		OF FUNDS	PS
		LENGTH	PRINCIPAL	IN FUND	HELD BY
	POSITION(S)	OF	OCCUPATION(S)	COMPLEX	TRUSTEE
NAME,	HELD	TIME	DURING THE PAST	OVERSEEN	DURING THE
ADDRESS*	WITH THE	SERVED	FIVE	BY	PAST FIVE
AND AGE	TRUST		YEARS	TRUSTEE	YEARS
David V.	Trustee and	1994-	Director (since 1982) of	0	None
Shields**: 1939	President	04/2019;	Capital
		Since	Management Associates,
		2019**	Inc. (registered
investment adviser to
All-Cap Fund and
Small-Cap Fund); Vice-
Chairman and Managing
Member (since
December 2009) of
Wellington Shields &
Co., LLC (broker/dealer
and distributor to each
Fund); Managing
Member (since
December 2009) of
Wellington Shields
Capital Management,
LLC (registered
investment adviser);
Trustee and President
(1994 to April 2019).

*	140 Broadway, New York, New York 10005.

**	Mr. Shields is an Interested Nominee because he is a Director of Capital Management Associates, Inc., the Fund’s advisor. Mr. Shields is not currently a trustee but has agreed to serve as a trustee upon election by shareholders

     Each of the Nominees has agreed to serve as a Trustee if elected. If elected, each Trustee will serve until he resigns, retires or is removed from the Board as provided in the Trust’s governing documents.

     The Board of Trustees oversees the Trust and certain aspects of the services of each investment adviser and the Fund’s other service providers.

Board Meetings and Committees

     During the year ended November 30, 2018, the Board of Trustees of the Trust met four times. Each Trustee (other than Mr. Cahill, who is standing for election for the first time) attended 100% of such meetings.

     The Board of Trustees has established four committees. The Board of Trustees has considered the overall leadership structure of the Trust and has established committees designed to facilitate the governance of the Trust by the Trustees generally and the Board’s role with respect to risk oversight specifically. The Trust’s committees are responsible for certain aspects of risk oversight relating to financial statements, the valuation of the Trust’s assets, and compliance matters. The Board of Trustees also has frequent interaction with the service providers and Chief Compliance Officer of the Trust (the “CCO”) with respect to risk oversight matters. The Trust’s CCO reports directly to the Board generally with respect to the CCO’s role in managing the compliance risks of the Trust. The CCO may also report directly to a particular committee of the Board depending on the subject matter. The Trust’s principal financial officer reports to the Audit Committee of the Board on all financial matters affecting the Trust, including risks associated with financial reporting. Through the committee structure, the Trustees also interact with other officers and service providers of the Trust to monitor risks related to the Trust’s operations. The Trust has determined that its leadership structure is appropriate based on the size of the Trust, the Board of Trustees’ current responsibilities, each Trustee’s ability to participate in the oversight of the Trust and committee transparency.

     Trustee Standing Committees. The Trust’s committees are responsible for certain aspects of risk oversight relating to financial statements, the valuation of the Trust’s assets and compliance and governance matters. The Board of Trustees currently has established the following standing committees:

Audit Committee: The Independent Trustee is the current member of the Audit Committee. The Audit Committee oversees the Fund’s accounting and financial reporting policies and practices, reviews the results of the annual audits of the Fund’s financial statements, and interacts with the Fund’s independent auditors on behalf of all the Trustees. The Audit Committee operates pursuant to an Audit Committee Charter and meets periodically as necessary. The Audit Committee met one time during the Fund’s last fiscal year.

Nominating Committee: The Independent Trustee is the current member of the Nominating Committee. The Nominating Committee nominates, selects, and appoints Independent Trustees to fill vacancies on the Board of Trustees and to stand for election at meetings of the shareholders of the Trust. The nomination of Independent Trustees is in the sole discretion of the Nominating Committee. The Nominating Committee meets only as necessary and did not meet during the Fund’s last fiscal year. The Nominating Committee will not consider nominees recommended by shareholders of the Trust.

Proxy Voting Committee: The Independent Trustee is the current member of the Proxy Voting Committee. The Proxy Voting Committee will determine how the Fund should cast its vote, if called upon by the Board of Trustees or the CMA, when a matter with respect to which the Fund is entitled to vote presents a conflict between the interests of the Fund’s shareholders, on the one hand, and those of the Fund’s Advisor, principal underwriter or an affiliated person of the Fund, its investment adviser, or principal underwriter, on the other hand. The Proxy Voting Committee will review the Trust’s Proxy Voting Policy and recommend any changes to the Board of Trustees as it deems necessary or advisable. The Proxy Voting Committee will also decide if the Fund should participate in a class action settlement, if called upon by CMA, in cases where a class action settlement with respect to which the Fund is eligible to participate presents a conflict between the interests of the Fund’s shareholders, on the one hand, and those of CMA, on the other hand. The Proxy Voting Committee meets only as necessary and did not meet during the Fund’s last fiscal year.

Qualified Legal Compliance Committee: The Independent Trustee is the current member of the Qualified Legal Compliance Committee. The Qualified Legal Compliance Committee receives, investigates and makes recommendations as to appropriate remedial action in connection with any report of evidence of a material violation of securities laws or breach of fiduciary duty or similar violation by the Trust, its officers, trustees or agents. The Qualified Legal Compliance Committee meets only as necessary and did not meet during the Fund’s last fiscal year.

The table that follows sets forth the number of Committee meetings held by the Trust during the year ended November 30, 2018.

Qualified
			Proxy	Legal
	Audit	Nominating	Voting	Compliance
	Committee	Committee	Committee	Committee
Number of meetings	1	0	0	0

Nominees’ Ownership Interests and Compensation; Officers

Nominee Ownership of Fund Shares. As of May 31, 2019, none of the Independent Nominees owned shares of the Funds.

Ownership of Securities of Adviser, Principal Underwriter or Related Entities. As of May 31, 2019, none of the Independent Nominees and/or their immediate family members owned securities of any of the Funds’ investment advisers, sub-advisers, principal underwriter or any entity controlling, controlled by, or under common control with such entities.

Compensation. Trustees and officers of the Trust who are interested persons of the Trust or CMA will receive no salary or fees from the Trust. Other Trustees will receive an annual fee of $2,000 per Fund each year plus $500 per Fund per meeting attended in person and $300 per Fund per meeting attended by telephone. The Trust will also reimburse each Trustee and officer for his or her travel and other expenses relating to attendance at such meetings.

The following compensation table for the Trustees is based on estimated figures assuming the Trust meets four times per year. Mr. Camilleri currently serves as Trustee to the Fund; Messrs. Cahill and Shields are Trustee Nominees.

Compensation Table

Pension or
		Retirement		Total
		Benefits	Estimated	Compensation
	Aggregate	Accrued As	Annual Benefits	from the Fund
	Compensation	Part of Fund	Upon	and Trust Paid
Name of Person, Position	from each Fund	Expenses	Retirement	to Trustees
Paul J. Camilleri, current	$4,000	None	None	$4,000
Independent Trustee
Michael D. Cahill, Independent	$4,000	None	None	$4,000
Nominee
David V. Shields, Interested	None	None	None	None
Trustee Nominee

     As of May 31, 2019, the Trustees and officers of the Trust as a group owned beneficially (i.e., directly or indirectly had voting and/or investment power) less than 1% of the Fund.

The following table provides information regarding the officers of the Trust.

OFFICERS WHO ARE NOT TRUSTEES

NUMBER
		TERM OF		OF FUNDS
		OFFICE	PRINCIPAL	IN FUND	OTHER
	POSITION(S)	AND	OCCUPATION(S)	COMPLEX	DIRECTORSHI
NAME,	HELD	LENGTH	DURING THE PAST	OVERSEEN	PS
ADDRESS*	WITH THE	OF TIME	FIVE	BY	HELD BY
AND AGE	TRUST	SERVED	YEARS	OFFICER	OFFICER
W. Jameson	President,	Since 2016	President, Capital	N/A	N/A
McFadden	Principal		Management Associates,
Year of Birth:	Executive		Inc. (2014-present);
1981	Officer and		Secretary, Wellington
	Principal		Shields Capital
	Financial		Management, LLC (2009
	Officer and		to present); Secretary and
	Secretary		Treasurer (2010-2014)
and Analyst (2006-2010),
Capital Management Associates, Inc.

Stephen Portas	Chief	Since 3/14	Chief Compliance Officer	N/A	N/A
Year of Birth:	Compliance		(since 2013) and Vice
1969	Officer		President (since 2011) of
CMA; Chief Compliance
Officer (2000-2011) of
Midwood Securities (broker-dealer).

* 140 Broadway, New York, New York 10005.

Required Vote

     Pursuant to the Trust’s Agreement and Declaration of Trust and By-Laws, fifty percent of the outstanding shares entitled to vote, present in person or represented by proxy, shall constitute a quorum for the transaction of business at the Special Meeting. Approval of the election of any Nominee for Trustee requires the affirmative vote of a plurality of the shares of the Trust (all Funds of the Trust voting together as a single class) voted at the Special Meeting in person or by proxy. Shareholders of the All-Cap Fund will be voting for Trustees under a separate proxy.

THE TRUSTEE RECOMMENDS THAT SHAREHOLDERS VOTE

“FOR”

THE NOMINEES FOR TRUSTEE NAMED IN THIS PROPOSAL.

33

GENERAL INFORMATION ABOUT THE PROXY STATEMENT/PROSPECTUS

     Quorum and Required Vote. One-third (1/3) of the outstanding shares of the Fund entitled to vote, present in person or represented by proxy, shall constitute a quorum for the transaction of business at the Special Meeting.

     Approval of Proposals 1, 2 and 3 requires the affirmative vote of the holders of a “majority of the outstanding voting shares,” as that term is defined in the 1940 Act. As defined in the 1940 Act, a vote of the holders of a majority of the outstanding shares of a Fund means the vote of (1) 67% or more of the voting shares of the Fund present at the meeting, if the holders of more than 50% of the outstanding shares of the Fund are present in person or represented by proxy, or (2) more than 50% of the outstanding voting shares of the Fund, whichever is less.

     Approval of Proposal 4 requires the shareholders of the Fund, voting together with the shareholders of any other fund in the complex under a separate N-14 prospectus/proxy, as a single class on the election of Trustees. Fifty percent (1/2) of the outstanding shares entitled to vote, present in person or represented by proxy, shall constitute a quorum for the transaction of business at the Special Meeting. Approval of the election of any Nominee for Trustee requires the affirmative vote of a plurality of the shares of the Trust (all Funds of the Trust voting together as a single class) voted at the Special Meeting in person or by proxy.

     “Broker non-votes” (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter) and abstentions will be counted for purposes of determining the presence of a quorum but will not have any effect on the outcome of the election.

     Other Business. The Trustee knows of no other business to be brought before the Special Meeting. However, if any other matters properly come before the Special Meeting, the Board intends that proxies that do not contain specific restrictions to the contrary be voted on such matters in accordance with the judgment of the persons named in the proxy card. The Trust does not have annual meetings and, as such, does not have a policy relating to the attendance by the Trustees at shareholder meetings.

     Revocation of Proxies. Proxies may be revoked at any time before they are voted either (i) by a written revocation delivered to the Trust, (ii) by a properly executed later-dated proxy received by the Trust, (iii) by an in-person vote at the Special Meeting, or (iv) by written notice of death or incapacity of the maker of the proxy received by the Trust before the vote pursuant to the proxy is counted. Attendance at the Special Meeting will not in and of itself revoke a proxy. Shareholders may revoke a proxy as often as they wish before the Special Meeting. Only the latest dated, properly executed proxy card received prior to or at the Special Meeting will be counted.

     Shareholder Proposals. Any shareholder proposals to be included in the proxy statement for the Trust’s next meeting of shareholders must be received by the Trust within a reasonable period of time before the Trust begins to print and send its proxy materials.

     Adjournment. If a quorum is not present or represented at the Special Meeting, or if a quorum is present but sufficient votes to approve the proposal are not received, or if other matters arise that require shareholder attention, the persons named as proxy agents, the Chairperson of the meeting, or other Trust officers present at the Special Meeting may propose one or more adjournments to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of one-third of those shares present at the Special Meeting or represented by proxy. The persons named as proxies will vote those proxies that are entitled to vote in favor of such an adjournment, provided that they determine that such an adjournment and additional solicitation is reasonable and in the interest of shareholders based on a consideration of all relevant factors. At such adjourned meeting at which a quorum shall be present or represented, any business may be transacted that might have been transacted at the meeting as originally notified.

      Annual and Semi-Annual Reports. The most recent annual and semi-annual reports to shareholders (when available) will be provided to shareholders at no cost. To request a report, please call us toll-free at 888-626-3863 or write to us at Capital Management Investment Trust, c/o Mutual Shareholder Services, 8000 Town Centre Drive, Suite 400, Broadview Heights, Ohio 44147. The reports for the Fund are also available online at www.sec.gov.

     Proxy Solicitation Costs. The costs of solicitation of proxies and expenses incurred in connection with the preparation of proxy materials are being borne by the Small-Cap Fund. In addition to soliciting proxies by mail, the Trustees and employees of the Trust may solicit proxies in person or by telephone. The Trust has engaged Broadridge to distribute this Proxy Statement and related materials to shareholders. The costs of these services are expected be approximately less than $10,000. By voting immediately, you can help CMA avoid the additional expense and burden of a second proxy solicitation.

     Only one copy of this Proxy Statement may be mailed to a shareholder holding shares in multiple accounts with the Fund. Unless the Trust has received contrary instructions, only one copy of this Proxy Statement will be mailed to a given address where two or more shareholders share that address. Additional copies of the Proxy Statement will be delivered promptly upon request. Requests may be sent to Mutual Shareholder Services, 8000 Town Centre Drive, Suite 400, Broadview Heights, Ohio 44147 or made by telephone by calling 888-626-3863.

     Outstanding Shares. The shares outstanding of the Fund as of August 21, 2019 are: 743,014.

     Beneficial Ownership. Appendix E sets forth the names, addresses and percentage ownership of those shareholders known by the Trust to own beneficially 5% or more of the outstanding shares of the Fund.

INVESTMENT ADVISER AND FUND INFORMATION

     Investment Adviser. Capital Management Associates, Inc., 140 Broadway, New York, New York 10005, serves as the investment adviser to the Wellington Shields Small-Cap Fund.

     Administrator, Fund Accountant and Transfer Agent. Effective July 13, 2019, Premier Fund Solutions, Inc. (“PFS”) 8000 Town Centre Drive, Suite 400, Broadview Heights, Ohio 44147, is the new administrator, Mutual Shareholder Services, LLC (“MSS”) is the new accounting services agent and transfer agent. Services are provided pursuant to a services agreement (the “Services Agreement”). PFS and MSS provide accounting, administrative, transfer agency, dividend disbursing agency, and shareholder servicing agency services for the Trust pursuant to a services agreement.

     Distributor. Wellington Shields & Co., LLC (“Distributor”), 140 Broadway, New York, New York 10005, is the principal underwriter and distributor of Fund shares pursuant to a Distribution Agreement with the Trust. The Distributor, which is affiliated with CMA, serves as exclusive agent for the distribution of the shares of the Fund. The Distributor may sell such shares to or through qualified securities dealers or others. David V. Shields, a Trustee Nominee of the Fund, is also an affiliated person of CMA and the Distributor.

     Sub-distributor. The Trust and the Distributor have entered into a Sub-Distribution Agreement with Arbor Court Capital, LLC (“Sub-Distributor”) under which the Sub-Distributor provides certain assistance to the Distributor in connection with processing purchases, redemptions and other transactions involving shares of the Funds through the National Securities Clearing Corporation. Under the terms of the Sub-Distribution Agreement, the Distributor is responsible for paying the Sub-Distributor for its services.

     Custodian. U.S. Bank, N.A., (“Custodian”), 425 Walnut Street, Cincinnati, OH 45202, serves as custodian for the Fund’s assets. The Custodian acts as the depository for the Fund, safekeeps its portfolio securities, collects all income and other payments with respect to portfolio securities, disburses monies at the Fund’s request and maintains records in connection with its duties as Custodian.

INFORMATION ON THE TRUST’S INDEPENDENT ACCOUNTANTS

Selection of BBD, LLP as Independent Accountants. The Board of Trustees pre-approved the engagement of the independent accountant, BBD, LLP (“Accountant”) for the last two fiscal years at audit committee meetings of the Board of Trustees called for such purpose; and will pre-approve the Accountant for each fiscal year thereafter at an audit committee meeting called for such purpose. The charter of the audit committee states that the audit committee should pre-approve any audit services and, when appropriate, evaluate and pre-approve any non-audit services provided by the Accountant to the Fund and to pre-approve, when appropriate, any non-audit services provided by the Accountant to CMA, or any entity controlling, controlled by, or under common control with CMA that provides ongoing services to the Fund if the engagement relates directly to the operations and financial reporting of the registrant.

Audit Fees. Audit fees billed for the registrant for the last two fiscal years are $13,500 for 2017 and $13,500 for 2018. These amounts represent aggregate fees billed by the registrant’s Accountant, in connection with the annual audits of the Fund’s financial statements and for services normally provided by the Accountant in connection with the Fund’s statutory and regulatory filings.

Audit-Related Fees. There were no additional fees billed in the fiscal years ended November 30, 2017 and November 30, 2018 for assurance and related services by the Accountant that was reasonably related to the performance of the audit of the Fund’s financial statements that were not reported above. Tax Fees. The tax fees billed in each of the last two fiscal years ended for professional services rendered by the Accountant for tax compliance, tax advice, and tax planning were $2,200 for the fiscal year ended November 30, 2017 and $2,200 for the fiscal year ended November 30, 2018. These services were for the completion of the Fund’s federal and state income tax returns, excise tax returns, and assistance with distribution calculations.

All Other Fees. There were no other fees billed by the Accountant which were not disclosed above during the last two fiscal years.

Pre-Approval Policies of the Audit Committee. The Audit Committee Charter requires the Audit Committee to be responsible for the selection, retention or termination of auditors and, in connection therewith, to (i) evaluate the proposed fees and other compensation, if any, to be paid to the auditors, (ii) evaluate the independence of the auditors, (iii) pre-approve all audit services and, when appropriate, any non-audit services provided by the independent auditors to the Trust, (iv) pre-approve, when appropriate, any non-audit services provided by the independent auditors to the Trust’s investment adviser, or any entity controlling, controlled by, or under common control with the investment adviser and that provides ongoing services to the Trust if the engagement relates directly to the operations and financial reporting of the Trust, and (v) receive the auditors’ specific representations as to their independence.

PLEASE EXECUTE AND RETURN THE ENCLOSED PROXY PROMPTLY TO ENSURE THAT A QUORUM IS PRESENT AT THE MEETING. A SELF-ADDRESSED, POSTAGE PREPAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.

PROXY CARD Capital Management Investment Trust Wellington Shields Small-Cap Fund

Proxy for a meeting of shareholders to be held on November 22, 2019

     The undersigned hereby appoints Stephen Portas and W. Jameson McFadden as Proxy of the undersigned, with full power of substitution, and hereby authorizes either of them to vote on behalf of the undersigned all shares of the Fund listed on the following page that the undersigned is entitled to vote at the Special Meeting of Shareholders of the Fund to be held at 9:00 A.M., November 22, 2019 at the offices of Mutual Shareholder Services, 8000 Town Centre Drive, Suite 400, Broadview Heights, Ohio 44147 and at any postponements or adjournments thereof, as fully as the undersigned would be entitled to vote if personally present. This proxy will be governed by and construed in accordance with the laws of the State of Massachusetts and applicable federal securities laws. The execution of this proxy is not intended to, and does not, revoke any prior proxies or powers of attorney other than the revocation, in accordance with the laws of the State of Massachusetts and applicable federal securities laws, of any proxy previously granted specifically in connection with the voting of the shares subject hereto. This proxy may be revoked at any time prior to the exercise of the powers conferred thereby.

This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted FOR the proposal. In his discretion, the Proxy is authorized to vote upon such other matters as may properly come before the meeting.

Please record your voting instructions on this card, sign it below, and return it promptly in the envelope provided. Your vote is important.

Dated

Signature(s) (Title(s), if applicable):	(Sign in the Box)
Please sign your name exactly as it appears on this card. If you are a joint owner, any one of you may sign. When signing as executor, administrator, attorney, trustee, or guardian, or as custodian for a minor, please give your full title as such. If you are signing for a corporation, please sign the full corporate name and indicate the signer’s office. If you are a partner, sign in the partnership name.

PLEASE FOLD HERE AND RETURN THE ENTIRE BALLOT – DO NOT DETACH

37

DEAR SHAREHOLDER:

Your vote is important. Please help us to eliminate the expense of follow-up mailings by signing and returning this proxy card. A postage-paid envelope is enclosed for your convenience. Please refer to the back of the proxy card for additional information regarding the proposal.

38

Please fill in a box as shown using black or blue ink or number 2 pencil.	X
PLEASE DO NOT USE FINE POINT PENS.

1. To approve an Agreement and Plan of Reorganization by and between the Wellington Shields Small-Cap Fund (the “Small-Cap Fund”) and the Wellington Shields All-Cap Fund (the “All-Cap Fund”), providing for the reorganization of the Small-Cap Fund with and into the All-Cap Fund (the “Reorganization”)

FOR	AGAINST	ABSTAIN
[ ]	[ ]	[ ]

2. To approve the investment advisory agreement with respect to the Small-Cap Fund between Capital Management Associates, Inc. and Capital Management Investment Trust.

FOR	AGAINST	ABSTAIN
[ ]	[ ]	[ ]

3. To approve the ability of CMA, the investment adviser to the Small-Cap Fund, to seek reimbursement of fees waived for, and/or expenses reimbursed to the Small-Cap Fund from the All-Cap Fund following the reorganization of the Small-Cap Fund into the All-Cap Fund;

FOR	AGAINST	ABSTAIN
[ ]	[ ]	[ ]

4. To elect each nominee to the Board of Trustees. Nominees: (1) Paul J. Camilleri; (2) David V. Shields; and (3) Michael D. Cahill.

FOR
ABSTAIN
all nominees listed (except as
marked to the contrary
below
[ ]
[ ]
___________________________

5. To transact such other business as may be properly come before the Special Meeting and any postponement or adjournment.

FOR	AGAINST	ABSTAIN
[ ]	[ ]	[ ]

39

PART B

Capital Management Investment Trust Statement of Additional Information October 31, 2019

Acquisition of the Net Assets of:	By and in Exchange for Shares of Beneficial
Interest of:

Wellington Shields Small-Cap Fund	Wellington Shields All-Cap Fund
(A series of Capital Management Investment	(A series of Capital Management Investment
Trust)	Trust)
140 Broadway	140 Broadway
New York, New York 10005	New York, New York 10005
888-626-3863	888-626-3863

This Statement of Additional Information of Capital Management Investment Trust (“SAI”) is available to the shareholders of Wellington Shields Small-Cap Fund (the “Small-Cap Fund”), a series of Capital Management Investment Trust, in connection with a proposed transaction whereby all of the assets and liabilities of the Small-Cap Fund will be transferred to the Wellington Shields All-Cap Fund (the “All-Cap Fund”), together with the Small-Cap Fund, the “Funds,” each a “Fund”), a series of Capital Management Investment Trust, in exchange for shares of the All-Cap Fund.

This SAI consists of: (i) this cover page; (ii) the accompanying pro forma financial statements; and (iii) the following documents, each of which was filed electronically with the U.S. Securities and Exchange Commission and is incorporated by reference herein:

1.	The Statement of Additional Information for the Funds dated March 29, 2019, as filed March 29, 2019 (File No: 811-08822) (Accession Nbr. 0001387131-19-002309).

2.	The Financial Statements of the Funds included in the Annual Report dated November 30, 2018, as filed on February 8, 2019 (File No. 811-08822) (Accession Nbr. 0001387131-19-000984).

3.	The Financial Statements of the Funds included in the Semi-Annual Report dated May 31, 2019, as filed on July 15, 2019 (File No. 811-08822) (Accession Nbr. 0001387131-19-005053)

This SAI is not a prospectus. A Proxy Statement/Prospectus dated September 18, 2019, relating to the Reorganization of the Small-Cap Fund may be obtained, without charge, by writing to Capital Management Investment Trust c/o Mutual Shareholder Services, 8000 Town Centre Drive, Suite 400, Broadview Heights, Ohio 44147 or calling 888-626-3863. This SAI should be read in conjunction with the Proxy Statement/Prospectus.

40

PRO FORMA FINANCIAL STATEMENTS

     In connection with a proposed transaction whereby all of the assets and liabilities of the Small-Cap Fund will be transferred to the All-Cap Fund, in exchange for shares of the All-Cap Fund, shown below are financial statements for each Fund and Pro Forma Financial Statements for the combined Fund, assuming the Reorganization is consummated, as of May 31, 2019. The first table presents Statements of Assets and Liabilities for each Portfolio and estimated pro forma figures for the combined Portfolio. The second table presents Statements of Operations for each Portfolio and estimated pro forma figures for the combined Portfolio. The third table presents Portfolio of Investments for each Fund and estimated pro forma figures for the combined Fund. The tables are followed by the Notes to the Pro Forma Financial Statements.

     Capital Management Funds
STATEMENTS OF ASSETS AND LIABILITIES (Unaudited)

			All-Cap Fund
As of May 31, 2019	All-Cap Fund	Small-Cap Fund	Combined

Assets:
Investments, at cost	$23,635,805	$11,496,239	$35,132,044
Investments, at value (note 1 )	27,803,617	12,632,160	40,435,777
Receivables:
Investments sold	319,995	-	319,995
Dividends and interest	22,965	16,200	39,165
Prepaid expenses	49,419	47,206	96,625
Total assets	28,195,996	12,695,566	40,891,562
Liabilities:
Payables:
Due to advisor (note 3 )	22,330	5,839	28,169
Due to administrator (note 3 )	7,784	5,161	12,945
Due to Trustees	2,827	2,827	5,654
Other liabilities and accrued expenses	3,901	3,917	7,818
Total liabilities	36,842	17,744	54,586

Total Net Assets	$28,159,154	$12,677,822	$40,836,976

Net Assets consist of:

Capital (par value and paid in surplus)	$22,506,554	$11,416,745	$33,923,299
Total distributable earnings	5,652,600	1,261,077	6,913,677
Total Net Assets	$28,159,154	$12,677,822	$40,836,976

Institutional Shares:
Institutional Shares Outstanding, $0.01 par value (unlimited shares authorized):	1,350,277	743,014	1,958,326	(a)
Net Assets - Institutional Shares	$28,159,154	$12,677,822	$40,836,976
Net Asset Value, Maximum Offering and Redemption Price Per Share	$20.85	$17.06	$20.85

(a) Reflects an increase of 608,049 shares assumed issued in the Reorganization.

See Notes to the Pro Forma Financial Statements.

     Capital Management Funds
STATEMENTS OF OPERATIONS (Unaudited)

	(A)	(B)
				Pro Forma		Total After
For the twelve month period ended May 31, 2019	All-Cap Fund	Small-Cap Fund	A+B	Adjustment		Adjustment
Investment income:
Dividends	$263,337	$115,325	$378,662	$-		$378,662
Foreign withholding tax	(759)	-	(759)	-		(759)
Interest	51,096	24,748	75,844	-		75,844
Total investment income	313,674	140,073	453,747	-		453,747

Expenses:

Advisory fees (note 3 )	297,966	143,774	441,740	-		441,740
Administration fees (note 3 )	86,862	55,467	142,329	(15,000	) (a)	127,329
Legal fees	18,074	18,185	36,259	(18,185	) (b)	18,074
Audit and tax preparation fees	15,700	15,700	31,400	(14,450	) (b)	16,950
Trustees' fees and meeting expenses	10,986	10,986	21,972	(10,986	) (b)	10,986
Other operating expenses	7,414	10,827	18,241	(10,827	) (b)	7,414
Custody fees	9,188	8,938	18,126	(4,800	) (b)	13,326
Securities pricing fees	7,281	4,830	12,111	-		12,111
Registration and filing fees	9,612	5,470	15,082	(5,470	) (b)	9,612
Total expenses	463,083	274,177	737,260	(79,718	) (b)	657,542
Less:
(Advisory fees waived) / Advisory fees recouped (note 3)	(21,759)	(57,920)	(79,679)	79,718		39
Net expenses	441,324	216,257	657,581	-		657,581
Net Investment Loss	(127,650)	(76,184)	(203,834)	-		(203,834)
Realized and unrealized gain (loss) on investments and options written:
Net realized gain on investments	1,733,845	63,280	1,797,125	-		1,797,125
Net realized gain on options written	56,257	34,895	91,152	-		91,152
Net change in unrealized depreciation on investments	(5,852,131)	(2,022,898)	(7,875,029)	-		(7,875,029)
Net change in unrealized appreciation on options written	-	-	-	-		-
Net realized and unrealized loss on investments and options written	(4,062,029)	(1,924,723)	(5,986,752)	-		(5,986,752)
Net Decrease in Net Assets Resulting from Operations	$(4,189,679)	$(2,000,907)	$(6,190,586)	$-		$(6,190,586)

(a)	Reflects the impact of applying All-Cap Fund's Administrative fees rate following the Reorganization based on the combined fund's average net assets.

(b)	Reflects the anticipated reduction of certain duplicative expenses eliminated as a result of the Reorganization.

See Notes to the Pro Forma Financial Statements.

Wellington Shields All-Cap Fund/Wellington Shields Small-Cap Fund PRO FORMA COMBINED SCHEDULE OF INVESTMENTS As of May 31, 2019 (Unaudited)

		Pro Forma				Pro Forma
		Combined				Combined
Wellington	Wellington	Wellington		Wellington	Wellington	Wellington
Shields	Shields	Shields		Shields	Shields	Shields
All-Cap	Small-Cap	All-Cap		All-Cap	Small-Cap	All-Cap
Fund	Fund	Fund		Fund	Fund	Fund
Shares	Shares	Shares	+ Investments	Value	Value	Value
			Common Stock

			Aerospace & Defense - 4.54%
5,000	-	5,000	Harris Corp.	$935,950	$-	$935,950
5,250	-	5,250	Raytheon Co.	916,125	-	916,125
				1,852,075	-	1,852,075

			Banks - 4.18%
5,100	-	5,100	First Republic Bank	494,802	-	494,802
8,000	-	8,000	JPMorgan Chase & Co.	847,680	-	847,680
-	10,000	10,000	Bryn Mawr Bank Corp.	-	365,600	365,600
				1,342,482	365,600	1,708,082

			Biotechnology - 1.88%
2,500	-	2,500	* Illumina, Inc.	767,275	-	767,275

			Building Materials - 0.73%
-	5,000	5,000	* Trex Co., Inc.	-	299,100	299,100

			Chemicals - 0.94%
-	4,500	4,500	Stepan Co.	-	381,870	381,870

			Commercial Services - 5.58%
-	7,500	7,500	* AMN Healthcare Services, Inc.	-	363,300	363,300
3,000	-	3,000	Cintas Corp.	665,490	-	665,490
-	7,000	7,000	EVERTEC, Inc.	-	200,620	200,620
5,000	-	5,000	* PayPal Holdings, Inc.	548,750	-	548,750
4,100	-	4,100	* Worldpay, Inc. - Class A	498,724	-	498,724
				1,712,964	563,920	2,276,884

			Computers - 4.96%
2,300	-	2,300	Accenture PLC - Class A	409,561	-	409,561
-	6,500	6,500	* ExlService Holdings, Inc.	-	385,190	385,190
-	5,000	5,000	* Lumentum Holdings, Inc.	-	202,350	202,350
-	10,000	10,000	* Mercury Systems, Inc.	-	687,600	687,600
-	8,000	8,000	* Virtusa Corp.	-	339,200	339,200
				409,561	1,614,340	2,023,901

			Distribution & Wholesale - 1.75%
-	18,000	18,000	H&E Equipment Services, Inc.	-	437,580	437,580
-	9,500	9,500	* ScanSource, Inc.	-	277,495	277,495
-	-	-		-	-	-
				-	715,075	715,075

			Diversified Financial Services - 5.37%
1,100	-	1,100	BlackRock, Inc.	457,116	-	457,116
3,800	-	3,800	CME Group, Inc.	730,056	-	730,056
4,000	-	4,000	Mastercard, Inc. - Class A	1,005,960	-	1,005,960
				2,193,132	-	2,193,132

			Electronics - 1.60%
-	15,000	15,000	KEMET Corp.	-	238,500	238,500
-	4,000	4,000	* OSI Systems, Inc.	-	414,360	414,360
				-	652,860	652,860

			Energy - Alternate Sources - 1.02%
-	20,000	20,000	* TPI Composites, Inc.	-	417,000	417,000

			Engineering & Construction - 1.08%
-	11,000	11,000	Granite Construction, Inc.	-	442,090	442,090

			Healthcare - Products - 6.45%
3,300	-	3,300	Becton Dickinson and Co.	770,352	-	770,352
3,800	-	3,800	* Edwards Lifesciences Corp.	648,660	-	648,660
-	8,000	8,000	* Merit Medical Systems, Inc.	-	413,040	413,040
3,000	-	3,000	Thermo Fisher Scientific, Inc.	800,940	-	800,940
				2,219,952	413,040	2,632,992
			Healthcare - Services - 1.01%
-	7,000	7,000	Encompass Health Corp.	-	412,440	412,440

			Home Builders - 0.84%
-	5,000	5,000	* LGI Homes, Inc.	-	341,000	341,000

			Housewares - 0.88%
-	4,000	4,000	Scotts Miracle-Gro Co.	-	358,120	358,120

			Insurance - 1.79%
19,000	-	19,000	Fidelity National Financial, Inc.	732,450	-	732,450

			Internet - 5.41%
3,500	-	3,500	* Alibaba Group Holding Ltd. - ADR	522,410	-	522,410
550	-	550	* Alphabet, Inc. - Class A	608,575	-	608,575
92	-	92	* Alphabet, Inc. - Class C	101,534	-	101,534
550	-	550	* Amazon.com, Inc.	976,289	-	976,289
				2,208,808	-	2,208,808

			Machinery - Diversified - 2.40%
-	6,500	6,500	Applied Industrial Technologies, Inc.	-	353,145	353,145
-	3,500	3,500	* Chart Industries, Inc.	-	268,205	268,205
-	17,000	17,000	* Ichor Holdings Ltd.	-	358,700	358,700
				-	980,050	980,050

			Media - 2.43%
7,500	-	7,500	Walt Disney Co.	990,300	-	990,300

			Mining - 1.52%
28,000	-	28,000	Wheaton Precious Metals Corp.	618,800	-	618,800

			Office & Business Equipment - 1.68%
4,000	-	4,000	* Zebra Technologies Corp.	685,760	-	685,760

			Oil & Gas - 2.16%
-	8,000	8,000	* Penn Virginia Corp.	-	244,000	244,000
4,500	-	4,500	Pioneer Natural Resources Co.	638,820	-	638,820
				638,820	244,000	882,820

			Pharmaceuticals - 3.24%
12,000	-	12,000	CVS Health Corp.	628,440	-	628,440
6,000	-	6,000	Eli Lilly & Co.	695,640	-	695,640
				1,324,080	-	1,324,080

			Pipelines - 3.32%
6,000	-	6,000	* Cheniere Energy, Inc.	379,080	-	379,080
49,000	-	49,000	Kinder Morgan, Inc.	977,550	-	977,550
				1,356,630	-	1,356,630

			Private Equity - 1.65%
9,500	-	9,500	Apollo Global Management LLC	279,395	-	279,395
10,400	-	10,400	Blackstone Group LP	393,640	-	393,640
				673,035	-	673,035

			Real Estate - 1.10%
-	8,000	8,000	McGrath RentCorp	-	449,840	449,840

			REITS - 1.56%
28,000	-	28,000	Weyerhaeuser Co.	638,400	-	638,400

			Retail - 2.45%
-	2,500	2,500	Cracker Barrel Old Country Store, Inc.	-	392,725	392,725
6,500	-	6,500	Lowe’s Cos., Inc.	606,320	-	606,320
				606,320	392,725	999,045

			Software - 6.37%
8,000	-	8,000	Microsoft Corp.	989,440	-	989,440
6,500	-	6,500	* salesforce.com, Inc.	984,165	-	984,165
2,400	-	2,400	* ServiceNow, Inc.	628,632	-	628,632
				2,602,237	-	2,602,237

			Telecommunications - 2.64%
-	32,500	32,500	* Iridium Communications, Inc.	-	696,475	696,475
7,000	-	7,000	Verizon Communications, Inc.	380,450	-	380,450
				380,450	696,475	1,076,925

			Total Common Stock - 82.51%	23,953,531	9,739,545	33,693,076

			Exchange-Traded Funds

			Equity Funds
-	4,100	4,100	Invesco S&P SmallCap Health Care ETF	-	441,488	441,488
-	9,500	9,500	VanEck Vectors Junior Gold Miners ETF	-	280,535	280,535
				-	722,023	722,023

			Total Exchange-Traded Funds - 1.77%	-	722,023	722,023

			Investment Companies
3,850,086	2,170,592	6,020,678	** First American Treasury Obligations	3,850,086	2,170,592	6,020,678
			Fund - Class X, 2.31%

			Total Investment Companies - 14.74%	3,850,086	2,170,592	6,020,678

			Total Investments - 99.02%	27,803,617	12,632,160	40,435,777

			Other Assets in Excess of Liabilities,	355,537	45,662	401,199
			net - 0.98%

			Net Assets - 100.00%	$28,159,154	$12,677,822	$40,836,976

+ Percent of investment holdings based on pro forma holdings and net assets.
++All securities held by the merging fund are permitted to be held by the merged fund.
* Non-income producing investment.
** Rate shown represents the 7-day yield at May 31, 2019 which is subject to change and resets daily.

The following abbreviation is used in this portfolio:

ADR - American Depositary Receipt
ETF - Exchange-Traded Fund
LLC - Limited Liability Company
LP - Limited Partnership Ltd. - Limited
PLC - Public Limited Company
REITS - Real Estate Investment Trusts

See Notes to the Pro Forma Financial Statements.

Notes to Combining Pro Forma Financial Statements of

The Wellington Shields All-Cap Fund and The Wellington Shields Small-Cap Fund May 31, 2019 (Unaudited)

1. Description of the Fund

The Wellington Shields All-Cap Fund is a diversified series of Capital Management Investment Trust organized as a Massachusetts business trust which is registered under the Investment Company Act of 1940 (the “Act”), as amended, as an open-end management investment company. The investment objective of the Wellington Shields All-Cap Fund is to seek capital appreciation.

2. Basis of Combination

The Wellington Shields Small-Cap Fund is a diversified series of Capital Management Investment Trust, an open-end management investment company organized as a Massachusetts business trust and registered under the Act. The accompanying pro forma financial statements are presented to show the effect of the proposed acquisition of the Wellington Shields Small-Cap Fund by the Wellington Shields All-Cap Fund as if such acquisition had taken place as of May 31, 2019. These statements have been derived from the books and records utilized in calculating daily net asset values at May 31, 2019.

On the pro forma Statement of Operations, certain combined expenses have been adjusted to reflect anticipated contractual changes, the impact of economies of scale, and the anticipated reduction of certain duplicative expenses eliminated as a result of the Reorganization.

Under the terms of the Agreement and Plan of Reorganization (the “Agreement”), the combination of the Wellington Shields Small-Cap Fund and the Wellington Shields All-Cap Fund will be accounted for by the method of accounting for tax-free mergers of investment companies. The reorganization involves the transfer of substantially all of the assets and known liabilities of the Wellington Shields Small-Cap Fund to the Wellington Shields All-Cap Fund in exchange for shares of the Wellington Shields All-Cap Fund, and the pro-rata distribution of such shares of the Wellington Shields All-Cap Fund to the shareholders of the Wellington Shields Small-Cap Fund, as provided by the Agreement. The Wellington Shields All-Cap Fund was determined to be the accounting survivor in the reorganization primarily because the investment adviser to the Wellington Shields All-Cap Fund will continue serving the Fund; the Wellington Shields All-Cap Fund is the larger fund as it relates to net assets; the Wellington Shields All-Cap Fund has a longer and more developed performance record; the investment objective, policies and restrictions of the Wellington Shields All-Cap Fund are not expected to change significantly as part of the previously discussed changes in the Proxy Statement/Prospectus; the gross expense ratio of the Wellington Shields All-Cap Fund is lower than the Wellington Shields Small-Cap Fund; and the portfolio of the Wellington Shields All-Cap Fund is not expected to change significantly as part of the previously discussed changes in the Proxy Statement/Prospectus.

Capital Management Associates, Inc. (the “Adviser”) is the investment adviser to the Wellington Shields All-Cap Fund. The Adviser, and specifically the Wellington Shields All-Cap Fund’s portfolio managers, will continue to advise the surviving fund. Following the acquisition, the Wellington Shields All-Cap Fund will be the accounting survivor. In accordance with accounting principles generally accepted in the United States of America (“GAAP”), the historical cost of investment securities held in the Wellington Shields Small-Cap Fund will be carried forward to the surviving fund and the results of operations for pre-combination periods of the surviving fund will not be restated.

The reorganization is intended to qualify as a tax-free reorganization so that shareholders of the Wellington Shields Small-Cap Fund will not recognize any gain or loss through the exchange of shares in the reorganization.

The accompanying pro forma financial statements should be read in conjunction with the financial statements of the Wellington Shields All-Cap Fund and the Wellington Shields Small-Cap Fund included in their semi-annual reports dated May 31, 2019, as well as the audited financial statements of the Wellington Shields All-Cap Fund and the Wellington Shields Small-Cap Fund included in their annual report dated November 30, 2018.

The following notes refer to the accompanying pro forma financial statements as if the above-mentioned acquisition of the Wellington Shields Small-Cap Fund by the Wellington Shields All-Cap Fund had taken place as of June 1, 2018.

3. Securities Valuation

The Funds’ investments in securities are generally carried at their market value. Securities listed on an exchange or quoted on a national market system are valued at the last sales price as of 4:00 p.m. Eastern Time. Securities traded in the NASDAQ over-the-counter market are generally valued at the NASDAQ Official Closing Price. Investment companies are valued at net asset value. Listed derivatives, including options, that are actively traded, are valued based on quoted prices from the exchange. Options held by the Funds for which no current quotations are readily available and which are not traded on the valuation date are valued at the mean price. Other securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the most recent bid price. Securities and assets for which representative market quotations are not readily available (e.g., if the exchange on which the portfolio security is principally traded closes early or if trading of the particular portfolio security is halted during the day and does not resume prior to the Funds’ net asset value calculation) or which cannot be accurately valued using the Funds’ normal pricing procedures are valued at fair value as determined in good faith under policies approved by the Trustees. A portfolio security’s “fair value” price may differ from the price next available for that portfolio security using the Funds’ normal pricing procedures.

In accordance with the authoritative guidance on fair value measurements and disclosure under GAAP, the Funds disclose fair value of their investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The three levels of the fair value hierarchy under GAAP are described below:

Level 1 - quoted prices in active markets for identical securities

Level 2 - other significant observable inputs (including quoted prices for identical securities in inactive markets, prices for similar securities, interest rates, amortized cost, credit risk, etc.) Level 3 - significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

47

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following tables summarize the inputs used to value the Wellington Shields All-Cap Fund’s pro-forma combined investments at fair value as of May 31, 2019:

Assets:		Level 2
Security	Level 1	(Other Significant
Classification (a)	(Quoted Prices)	Observable Inputs)	Totals
Common Stocks
(b)	$33,693,076	-	$33,693,076
Exchanged -
Traded Fund	722,023	-	722,023
Investment
Companies	-	$6,020,678	$6,020,678
Total
Investments	$34,415,099	$6,020,678	$40,435,777

(a)	As of and during the six month period ended May 31, 2019, the Fund held no securities that were considered to be “Level 3” securities (those valued using significant unobservable inputs).

Therefore, a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value is not applicable.

(b)	All common stocks held in the Fund are Level 1 securities. For a detailed break-out of the common stock by major industry classification, please refer to the Pro Forma Combined Schedule of Investments.

4. Capital Shares

The pro forma net asset value per share assumes the issuance of shares of the Wellington Shields All-Cap Fund that would have been issued at May 31, 2019, in connection with the proposed reorganization. The number of shares assumed to be issued is equal to the net asset value of shares of the Wellington Shields Small-Cap Fund, as of May 31, 2019, divided by the net asset value per share of the Wellington Shields All-Cap Fund Institutional Shares as of May 31, 2019. The pro forma number of shares outstanding for the combined fund consists of the following at May 31, 2019:

Shares of Wellington Shields All-
Cap Fund
Institutional Shares	Additional Shares	Total Outstanding Shares
Pre-Combination	Assumed Issued	Post-Combination
May 31, 2019	in Reorganization	May 31, 2019
1,350,277	608,049	1,958,326

48

5. Federal Income Taxes

Each Fund has elected to be taxed as a “regulated investment company” under the Internal Revenue Code. After the acquisition, the Wellington Shields All-Cap Fund intends to qualify as a regulated investment company, if such qualification is in the best interest of its shareholders, by complying with the provision available to certain investment companies, as defined in applicable sections of the Internal Revenue code, and to make distributions of taxable income sufficient to relieve it from all, or substantially all, Federal income taxes.

The identified cost of investments for the Funds is substantially the same for both financial accounting and Federal income tax purposes. The tax cost of investments will remain unchanged for the combined fund.

6. Merger Costs

The Funds will cover any expenses incurred in connection with the reorganization. The expenses of the Reorganization will be paid by the Funds and allocated evenly. The expenses of the Reorganization include, but are not limited to, the costs associated with the preparation of necessary filings with the SEC, printing and distribution of the Proxy Statement/Prospectus, legal fees, accounting fees, and expenses of holding the Special Meeting. The expenses of the Reorganization are estimated at $85,000.

7. Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of increases and decreases in the net assets from operations during the reported year. Actual results could differ from those estimates.

APPENDIX A

FORM OF AGREEMENT AND PLAN OF REORGANIZATION

     THIS AGREEMENT AND PLAN OF REORGANIZATION (the “Agreement”) is made as of [Effective Date], by and among Capital Management Investment Trust (the “Trust”), a Massachusetts Business trust with its principal place of business at 140 Broadway, New York, New York 10005 on behalf of its series, Wellington Shields All-Cap Fund (the “Acquiring Fund”), the Trust, on behalf of its series, Wellington Shields Small-Cap Fund (the “Acquired Fund”), and Capital Management Associates, Inc. (“CMA” and the “Adviser”), a New York corporation with its principal place of business at 140 Broadway, New York, New York 10005 in regards to Sections 4.3 and 9.2 of the Agreement.

     This Agreement is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Section 368(a)(1) of the United States Internal Revenue Code of 1986, as amended (the “Code”). The reorganization (the “Reorganization”) will consist of the transfer of all of the assets of the Acquired Fund to the Acquiring Fund in exchange solely for Institutional Class voting shares of beneficial interest of the Acquiring Fund (the “Acquiring Fund Shares”), the assumption by the Acquiring Fund of the liabilities of the Acquired Fund described in paragraph 1.3, and the distribution of the Acquiring Fund Shares to the shareholders of the Acquired Fund in complete liquidation of the Acquired Fund as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement.

     WHEREAS, the Acquired Fund and the Acquiring Fund are series of an open-end, registered investment company of the management type and the Acquired Fund owns securities which generally are assets of the character in which the Acquiring Fund is permitted to invest; and WHEREAS, the Board of Trustees of the Acquiring Fund has determined that the exchange of all of the assets of the Acquired Fund for Acquiring Fund Shares and the assumption of the liabilities of the Acquired Fund, as described in paragraphs 1.2 and 1.3 herein, by the Acquiring Fund are in the best interests of the Acquiring Fund and its shareholders and that the interests of the existing shareholders of the Acquiring Fund would not be diluted as a result of this transaction; and WHEREAS, the Board of Trustees of the Acquired Fund has determined that the exchange of all of the assets of the Acquired Fund for Acquiring Fund Shares and the assumption of the liabilities of the Acquired Fund by the Acquiring Fund, as described in paragraphs 1.2 and 1.3 herein, is in the best interests of the Acquired Fund and its shareholders and that the interests of the existing shareholders of the Acquired Fund would not be diluted as a result of this transaction.

     NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1. TRANSFER OF ASSETS OF THE ACQUIRED FUND TO THE ACQUIRING

FUND IN EXCHANGE FOR THE ACQUIRING FUND SHARES, THE ASSUMPTION OF ALL ACQUIRED FUND LIABILITIES AND THE LIQUIDATION OF THE ACQUIRED FUND

A-1

     1.1. Subject to the requisite approval of the Acquired Fund shareholders and the other terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Acquired Fund agrees to transfer all of the Acquired Fund’s assets, as set forth in paragraph 1.2, to the Acquiring Fund, and the Acquiring Fund agrees in exchange therefor: (i) to deliver to the Acquired Fund the number of full and fractional Institutional Class Acquiring Fund Shares determined by dividing the value of the Acquired Fund’s net assets with respect to the class, computed in the manner and as of the time and date set forth in paragraph 2.1, by the net asset value of one Acquiring Fund Share of the same class, computed in the manner and as of the time and date set forth in paragraph 2.2; and (ii) to assume the liabilities of the Acquired Fund, as set forth in paragraph 1.3. Such transactions shall take place at the closing provided for in paragraph 3.1 (the “Closing”).

     1.2. The assets of the Acquired Fund to be acquired by the Acquiring Fund shall consist of all assets and property, including, without limitation, all cash, securities, commodities and futures interests and dividends or interests receivable that are owned by the Acquired Fund and any deferred or prepaid expenses shown as an asset on the books of the Acquired Fund on the closing date provided for in paragraph 3.1 (the “Closing Date”) (collectively, “Assets”).

     1.3. The Acquired Fund will endeavor to discharge all of its liabilities and obligations prior to the Closing Date. The Acquiring Fund shall assume all of the liabilities of the Acquired Fund whether accrued or contingent, known or unknown, existing at the Valuation Date, as defined in paragraph 2.1. On or as soon as practicable prior to the Closing Date, the Acquired Fund will declare and pay to its shareholders of record one or more dividends and/or other distributions so that it will have distributed substantially all (and in no event less than 98%) of its investment company taxable income (computed without regard to any deduction for dividends paid) and realized net capital gain, if any, for the current taxable year through the Closing Date.

     1.4. Immediately after the transfer of assets provided for in paragraph 1.1, the Acquired Fund will distribute to the Acquired Fund’s shareholders of record with respect to its Institutional Class shares, determined as of immediately after the close of business on the Closing Date, on a pro rata basis within the class, the Acquiring Fund Shares of the class received by the Acquired Fund pursuant to paragraph 1.1. In addition, as soon as is reasonably practicable after the Closing, the Acquired Fund will completely liquidate. Such distribution and liquidation will be accomplished, with respect to the class of the Acquired Fund’s shares, by the transfer of the Acquiring Fund Shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the shareholders of record of the class of the Acquired Fund’s shares, determined as of immediately after the close of business on the Closing Date (the “Acquired Fund Shareholders”). The aggregate net asset value of Institutional Class Acquiring Fund Shares to be so credited to shareholders of Institutional Class shares of the Acquired Fund shall, with respect to the class, be equal to the aggregate net asset value of the Acquired Fund of that class owned by such shareholders on the Closing Date. All issued and outstanding Institutional Class Acquired Fund shares will simultaneously be canceled on the books of the Acquired Fund, although share certificates representing interests in Institutional Class shares of the Acquired Fund will represent a number of shares of the class of Acquiring Fund Shares after the Closing Date, as determined in accordance with Section 2.3. The Acquiring Fund shall not issue certificates representing the Institutional Class Acquiring Fund Shares in connection with such exchange.

     1.5. Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund’s transfer agent, as defined in paragraph 3.3.

A-2

     1.6. Any reporting responsibility of the Acquired Fund including, but not limited to, the responsibility for filing of regulatory reports, tax returns, or other documents with the U.S. Securities and Exchange Commission (the “Commission”), any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Acquired Fund.

2. VALUATION

     2.1. The value of the Assets shall be the value computed as of immediately after the close of business of the New York Stock Exchange and after the declaration of any dividends on the Closing Date (such time and date being hereinafter called the “Valuation Date”), using the valuation procedures in the then-current prospectus and statement of additional information with respect to the Acquiring Fund, and valuation procedures established by the Acquiring Fund’s Board of Trustees.

     2.2. The net asset value of Institutional Class Acquiring Fund Shares shall be the net asset value per share computed with respect to that class as of the Valuation Date, using the valuation procedures set forth in the Acquiring Fund’s then-current prospectus and statement of additional and valuation procedures established by the Acquiring Fund’s Board of Trustees.

     2.3. The number of the Institutional Class Acquiring Fund Shares to be issued (including fractional shares, if any) in exchange for the Acquired Fund’s assets shall be determined with respect to the class by dividing the value of the net assets with respect to the Institutional Class shares of the Acquired Fund, as the case may be, determined using the same valuation procedures referred to in paragraph 2.1, by the net asset value of the Acquiring Fund Shares of the class, determined in accordance with paragraph 2.2.

     2.4. All computations of value shall be made by the Acquired Fund’s designated record keeping agent and shall be subject to review by Acquiring Fund’s record keeping agent and by each Fund’s respective independent registered public accounting firm.

3. CLOSING AND CLOSING DATE

     3.1. The Closing Date shall be November 25, 2019 or such other date as the parties may agree. All acts taking place at the Closing shall be deemed to take place simultaneously as of immediately after the close of business on the Closing Date unless otherwise agreed to by the parties. The close of business on the Closing Date shall be as of 4:00 p.m., Eastern Time. The Closing shall be held at the offices of the Acquiring Fund or at such other time and/or place as the parties may agree.

     3.2. The Acquired Fund shall direct U.S. Bank, N.A., as custodian for the Acquired Fund (the “Custodian”), to deliver, at the Closing, a certificate of an authorized officer stating that (i) the Assets shall have been delivered in proper form to the Acquiring Fund within two business days prior to or on the Closing Date; and (ii) all necessary taxes in connection with the delivery of the Assets, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made. The Acquired Fund’s portfolio securities represented by a certificate or other written instrument shall be presented for examination by the Custodian to the custodian for the Acquiring Fund no later than five business days preceding the Closing Date, and shall be transferred and delivered by the Acquired Fund as of the Closing Date for the account of the Acquiring Fund duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof. The Custodian shall deliver as of the Closing Date by book entry, in

A-3

accordance with the customary practices of the Custodian and any securities depository (as defined in Rule 17f-4 under the Investment Company Act of 1940, as amended (the “1940 Act”)) in which the Acquired Fund’s Assets are deposited, the Acquired Fund’s portfolio securities and instruments deposited with such depositories. The cash to be transferred by the Acquired Fund shall be delivered by wire transfer of federal funds on the Closing Date.

     3.3. The Acquired Fund shall direct Mutual Shareholder Services, LLC (the “Transfer Agent”), on behalf of the Acquired Fund, to deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Acquired Fund shareholders and the number and percentage ownership of outstanding Institutional Class shares owned by such shareholder immediately prior to the Closing. The Acquiring Fund shall issue and deliver a confirmation evidencing the Acquiring Fund Shares to be credited on the Closing Date to the Secretary of the Acquired Fund, or provide evidence satisfactory to the Acquired Fund that such Acquiring Fund Shares have been credited to the Acquired Fund’s account on the books of the Acquiring Fund. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, share certificates, if any, receipts or other documents as such other party or its counsel may reasonably request.

     3.4. In the event that on the Valuation Date (a) the New York Stock Exchange or another primary trading market for portfolio securities of the Acquiring Fund or the Acquired Fund shall be closed to trading or trading thereupon shall be restricted, or (b) trading or the reporting of trading on such Exchange or elsewhere shall be disrupted so that, in the judgment of the Board of Trustees of the Acquired Fund or the Board of Trustees of the Acquiring Fund, accurate appraisal of the value of the net assets of the Acquiring Fund or the Acquired Fund is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

4. REPRESENTATIONS AND WARRANTIES

     4.1. Except as has been disclosed to the Acquiring Fund in a written instrument executed by an officer of the Trust, the Trust, on behalf of the Acquired Fund, represents and warrants to the Trust as follows: (a) The Acquired Fund is duly organized as a series of the Trust, which is a business trust, validly existing and in good standing under the laws of the State of Massachusetts, with power under the Trust’s Declaration of Trust to own all of its properties and assets and to carry on its business as it is now being conducted; (b) The Trust is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act, and the registration of shares of the Acquired Fund under the Securities Act of 1933, as amended (“1933 Act”), are in full force and effect; (c) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquired Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the Securities Exchange Act of 1934, as amended (the “1934 Act”), and the 1940 Act and such as may be required by state securities laws; (d) The current prospectus and statement of additional information of the Acquired Fund and each prospectus and statement of additional information of the Acquired Fund used during the three years previous to the date of this Agreement conforms or conformed at the time of its

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use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not, or did not at the time of its use, include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

     (e) On the Closing Date, the Acquired Fund will have good and marketable title to the Assets and full right, power, and authority to sell, assign, transfer and deliver such Assets hereunder free of any liens or other encumbrances, and upon delivery and payment for such Assets, the Acquiring Fund will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act, other than as disclosed to the Acquiring Fund; (f) The Acquired Fund is not engaged currently, and the execution, delivery and performance of this Agreement will not result, in (i) a material violation of the Trust’s Declaration of Trust or By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Trust, on behalf of the Acquired Fund, is a party or by which it is bound; or (ii) the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Trust, on behalf of the Acquired Fund, is a party or by which it is bound; (g) All material contracts or other commitments of the Acquired Fund (other than this Agreement and certain investment contracts including options, futures and forward contracts) will terminate without liability to the Acquired Fund prior to the Closing Date; (h) Except as otherwise disclosed in writing to and accepted by the Trust, on behalf of the Acquiring Fund, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against the Acquired Fund or any of its properties or assets that, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business. The Trust, on behalf of the Acquired Fund, knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated; (i) The Statement of Assets and Liabilities, Statements of Operations and Changes in Net Assets, and Schedule of Investments of the Acquired Fund at November 30, 2018, have been audited by BBD, LLP, an independent registered public accounting firm, and are in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”) consistently applied, and such statements (copies of which have been furnished to the Acquiring Fund) present fairly, in all material respects, the financial condition of the Acquired Fund as of such date in accordance with U.S. GAAP, and there are no known contingent liabilities of the Acquired Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with U.S. GAAP as of such date not disclosed therein; (j) Since November 30, 2018, there has not been any material adverse change in the Acquired Fund’s financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the Acquired Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquiring Fund (for the purposes of this subparagraph (j), a decline in net asset value per share of the Acquired Fund due to declines in market values of

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securities in the Acquired Fund’s portfolio, the discharge of Acquired Fund liabilities, or the redemption of Acquired Fund shares by shareholders of the Acquired Fund shall not constitute a material adverse change); (k) On the Closing Date, all Federal and other tax returns, dividend reporting forms, and other tax-related reports of the Acquired Fund required by law to have been filed by such date (including any extensions) shall have been filed and are, or will be, correct in all material respects, and all Federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and to the best of the Acquired Fund’s knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns; (l) For each taxable year of its operation (including the taxable year ending on the Closing Date), the Acquired Fund has met (or will meet) the requirements of Sub-chapter M of the Code for qualification as a regulated investment company, has been (or will be) eligible to compute and has computed (or will compute) its federal income tax under Section 852 of the Code, and will have distributed all of its investment company taxable income and net capital gain (as defined in the Code) that has accrued through the Closing Date, and before the Closing Date will have declared dividends sufficient to distribute all of its investment company taxable income and net capital gain for the period ending on the Closing Date; (m) All issued and outstanding shares of the Acquired Fund are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable, and have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws. All of the issued and outstanding shares of the Acquired Fund will, at the time of Closing, be held by the persons and in the amounts set forth in the records of the Transfer Agent, on behalf of the Acquired Fund, as provided in paragraph 3.3. The Acquired Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the shares of the Acquired Fund, nor is there outstanding any security convertible into any of the Acquired Fund shares; (n) The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action, if any, on the part of the Board of Trustees of the Trust, on behalf of the Acquired Fund, and, subject to the approval of the shareholders of the Acquired Fund, this Agreement will constitute a valid and binding obligation of the Acquired Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles; (o) The information to be furnished by the Trust, on behalf of the Acquired Fund, for use in registration statements, proxy materials and other documents filed or to be filed with any federal, state or local regulatory authority (including the Financial Industry Regulatory Authority) that may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with Federal securities and other laws and regulations thereunder applicable thereto; and (p) The proxy statement of the Acquired Fund (the “Proxy Statement”) to be included in the Registration Statement referred to in paragraph 5.6, insofar as it relates to the Acquired Fund, will, on the effective date of the Registration Statement and on the Closing Date (i) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such

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statements were made, not materially misleading, provided, however, that the representations and warranties in this subparagraph (p) shall not apply to statements in or omissions from the Proxy Statement and the Registration Statement made in reliance upon and in conformity with information that was furnished by the Acquiring Fund for use therein; and (ii) comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder.

     4.2. Except as has been disclosed to the Acquired Fund in a written instrument executed by an officer of the Trust, the Trust, on behalf of the Acquiring Fund, represents and warrants to the Trust as follows:

     (a) The Acquiring Fund is duly organized as a series of the Trust, which is a business trust duly organized, validly existing and in good standing under the laws of the State of Massachusetts, with power under the Trust’s Declaration of Trust to own all of its properties and assets and to carry on its business as it is now being conducted; (b) The Trust is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act and the registration of the shares of the Acquiring Fund under the 1933 Act, are in full force and effect; (c) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required by state securities laws; (d) The current prospectus and statement of additional information of the Acquiring Fund and each prospectus and statement of additional information of the Acquiring Fund used during the three years previous to the date of this Agreement conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not, or did not at the time of its use, include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading; (e) On the Closing Date, the Acquiring Fund will have good and marketable title to the Acquiring Fund’s assets, free of any liens or other encumbrances, except those liens or encumbrances as to which the Acquired Fund has received notice and necessary documentation at or prior to the Closing; (f) The Acquiring Fund is not engaged currently, and the execution, delivery and performance of this Agreement will not result, in (i) a material violation of the Trust’s Declaration of Trust or By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Trust, on behalf of the Acquiring Fund, is a party or by which it is bound; or (ii) the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Trust, on behalf of the Acquiring Fund, is a party or by which it is bound; (g) Except as otherwise disclosed in writing to and accepted by the Trust, on behalf of the Acquired Fund, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against the Trust, on

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behalf of the Acquiring Fund, or any of its properties or assets that, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business. The Trust, on behalf of the Acquiring Fund, knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated; (h) The Statement of Assets and Liabilities, Statements of Operations and Changes in Net Assets and Schedule of Investments of the Acquiring Fund at November 30, 2018, have been audited by BBD, LLP, an independent registered public accounting firm, and are in accordance with U.S. GAAP consistently applied, and such statements (copies of which have been furnished to the Acquired Fund) present fairly, and in all materials respects, the financial condition of the Acquiring Fund as of such date in accordance with U.S. GAAP, and there are no known contingent liabilities of the Acquiring Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with U.S. GAAP as of such date not disclosed therein; (i) Since November 30, 2018, there has not been any material adverse change in the Acquiring Fund’s financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquired Fund. (For purposes of this subparagraph (i), a decline in net asset value per share of the Acquiring Fund due to declines in market values of securities in the Acquiring Fund’s portfolio, the discharge of Acquiring Fund liabilities, or the redemption of Acquiring Fund Shares by shareholders of the Acquiring Fund, shall not constitute a material adverse change); (j) On the Closing Date, all Federal and other tax returns, dividend reporting forms, and other tax-related reports of the Acquiring Fund required by law to have been filed by such date (including any extensions) shall have been filed and are or will be correct in all material respects, and all Federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and to the best of the Acquiring Fund’s knowledge no such return is currently under audit and no assessment has been asserted with respect to such returns; (k) For each taxable year of its operation (including the taxable year that includes the Closing Date), the Acquiring Fund has met (or will meet) the requirements of Sub-chapter M of the Code for qualification as a regulated investment company, has been eligible to (or will be eligible to) compute and has computed (or will compute) its federal income tax under Section 852 of the Code, and has distributed all of its investment company taxable income and net capital gain (as defined in the Code) for periods ending prior to the Closing Date; (l) All issued and outstanding shares of the Acquiring Fund are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable and have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws. All of the issued and outstanding shares of the Acquiring Fund will, at the time of Closing, be held by the persons and in the amounts set forth in the records of the Transfer Agent, on behalf of the Acquiring Fund, as provided in paragraph 3.3. The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any Acquiring Fund Shares, nor is there outstanding any security convertible into any Acquiring Fund Shares;

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     (m) The execution, delivery and performance of this Agreement will have been fully authorized prior to the Closing Date by all necessary action, if any, on the part of the Board of Trustees of the Trust, on behalf of the Acquiring Fund, and this Agreement will constitute a valid and binding obligation of the Acquiring Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles; (n) The Institutional Class Acquiring Fund Shares to be issued and delivered to the Acquired Fund, for the account of the Acquired Fund shareholders, pursuant to the terms of this Agreement, will on the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued Acquiring Fund Shares, and will be fully paid and non-assessable;

     (o) The information to be furnished by the Trust, on behalf of the Acquiring Fund, for use in the registration statements, proxy materials and other documents filed or to be filed with any federal, state or local regulatory authority (including the Financial Industry Regulatory Authority), that may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects and shall comply in all material respects with Federal securities and other laws and regulations thereunder applicable thereto; and (p) That insofar as it relates to the Acquiring Fund, the Registration Statement relating to the Acquiring Fund Shares issuable hereunder, and the proxy materials with respect to the Acquired Fund to be included in the Registration Statement, and any amendment or supplement to the foregoing, will, as of the date of this Agreement: (i) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading, provided, however, that the representations and warranties in this subparagraph (p) shall not apply to statements in or omissions from the Registration Statement made in reliance upon and in conformity with information that was furnished by the Acquired Fund for use therein; and (ii) comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder. Additionally, and through the Closing Date, to the extent any statement included in the Registration Statement, as supplemented or amended, relating to the Acquiring Fund Shares issuable hereunder that was not misleading becomes misleading based on events that occur after the date of this Agreement, the Acquiring Fund will, within a commercially reasonable amount of time, inform the Acquired Fund.

     4.3. Representations of Capital Management Associates, Inc. Capital Management Associates, Inc. will put into place, or arrange to put into place, expense limitations with respect to the Acquiring Fund that will limit the total operating expenses of the Fund to 1.50% for Institutional Class Shares (exclusive of brokerage fees and commissions, borrowing costs (such as interest and dividend expenses on securities sold short), taxes, extraordinary expenses, fees and expenses paid under a distribution plan adopted pursuant to Rule 12b-1, and indirect expenses (such as “Acquired Fund Fees and Expenses”)) through April 1, 2020.

5. COVENANTS OF THE ACQUIRING FUND AND THE ACQUIRED FUND

     5.1. The Acquiring Fund and the Acquired Fund each will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include the declaration and payment of customary dividends and distributions, and any other distribution that may be advisable.

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     5.2. The Acquired Fund will call a meeting of the shareholders of the Acquired Fund to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein.

     5.3. The Acquired Fund covenants that the Institutional Class Acquiring Fund Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms of this Agreement.

     5.4. The Acquired Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Acquired Fund’s shares.

     5.5. Subject to the provisions of this Agreement, the Acquiring Fund and the Acquired Fund will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

     5.6. The Acquired Fund will provide the Acquiring Fund with information reasonably necessary for the preparation of a prospectus (the “Prospectus”), which will include the Proxy Statement referred to in paragraph 4.1(p), all to be included in a Registration Statement on Form N-14 of the Acquiring Fund (the “Registration Statement”), in compliance with the 1933 Act, the 1934 Act and the 1940 Act, in connection with the meeting of the shareholders of the Acquired Fund to consider approval of this Agreement and the transactions contemplated herein.

     5.7. As soon as is reasonably practicable after the Closing, the Acquired Fund will make a liquidating distribution to its shareholders consisting of the Institutional Class Acquiring Fund Shares received at the Closing.

     5.8. The Acquiring Fund and the Acquired Fund shall each use its reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent to effect the transactions contemplated by this Agreement as promptly as practicable.

     5.9. The Trust, on behalf of the Acquired Fund, covenants that the Trust will, from time to time, as and when reasonably requested by the Acquiring Fund, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action as the Trust, on behalf of the Acquiring Fund, may reasonably deem necessary or desirable in order to vest in and confirm (a) the Trust’s, on behalf of the Acquired Fund’s, title to and possession of the Acquiring Fund Shares to be delivered hereunder, and (b) the Trust’s, on behalf of the Acquiring Fund’s, title to and possession of all the assets and otherwise to carry out the intent and purpose of this Agreement.

     5.10. The Acquiring Fund will use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state blue sky or securities laws as may be necessary in order to continue its operations after the Closing Date.

6. CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRED FUND

     The obligations of the Trust, on behalf of the Acquired Fund, to consummate the transactions provided for herein shall be subject, at the Trust’s election, to the performance by the Trust, on behalf of the Acquiring Fund, of all the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following further conditions:

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     6.1. All representations and warranties of the Trust, on behalf of the Acquiring Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date; 6.2. The Trust, on behalf of the Acquiring Fund shall have delivered to the Trust a certificate executed in its name by its President or Vice President and its Treasurer or Assistant Treasurer, in a form reasonably satisfactory to the Trust and dated as of the Closing Date, to the effect that the representations and warranties of the Trust, on behalf of the Acquiring Fund, made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement and as to such other matters as the Trust shall reasonably request; 6.3. The Trust, on behalf of the Acquiring Fund, shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Trust, on behalf of the Acquiring Fund, on or before the Closing Date; and 6.4. The Acquired Fund and the Acquiring Fund shall have agreed on the number of full and fractional Acquiring Fund Shares of the class to be issued in connection with the Reorganization after such number has been calculated in accordance with paragraph 1.1.

     7. CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND The obligations of the Trust, on behalf of the Acquiring Fund, to complete the transactions provided for herein shall be subject, at the Trust’s election, to the performance by the Trust, on behalf of the Acquired Fund, of all of the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions: 7.1. All representations and warranties of the Trust, on behalf of the Acquired Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date; 7.2. The Trust, on behalf of the Acquired Fund shall have delivered to the Trust, on behalf of the Acquiring Fund, a statement of the Acquired Fund’s assets and liabilities, as of the Closing Date, certified by the Treasurer of the Trust; 7.3. The Trust, on behalf of the Acquired Fund shall have delivered to the Trust, on behalf of the Acquiring Fund, on the Closing Date a certificate executed in its name by its President or Vice President and its Treasurer or Assistant Treasurer, in form and substance satisfactory to The Trust and dated as of the Closing Date, to the effect that the representations and warranties of the Trust, on behalf of the Acquired Fund, made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Trust shall reasonably request; 7.4. The Trust, on behalf of the Acquired Fund, shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Trust, on behalf of the Acquired Fund, on or before the Closing Date;

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     7.5. The Acquired Fund and the Acquiring Fund shall have agreed on the number of full and fractional Acquiring Fund Shares of the class to be issued in connection with the Reorganization after such number has been calculated in accordance with paragraph 1.1; and 7.6. The Acquired Fund shall have declared and paid a distribution or distributions prior to the Closing Date that, together with all previous distributions, shall have the effect of distributing to its shareholders (i) all of its investment company taxable income and all of its net realized capital gains, if any, for the period from the close of its last fiscal year to 4:00 p.m. Eastern time on the Closing Date; and (ii) any undistributed investment company taxable income and net realized capital gains from any period to the extent not otherwise already distributed.

8. FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE

ACQUIRING FUND AND THE ACQUIRED FUND

     If any of the conditions set forth below have not been satisfied on or before the Closing Date with respect to the Trust, on behalf of the Acquired Fund, or the Trust, on behalf of the Acquiring Fund, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement: 8.1. The Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Acquired Fund in accordance with the provisions of the Trust’s Declaration of Trust, By-Laws, applicable Massachusetts law and the 1940 Act, and certified copies of the resolutions evidencing such approval shall have been delivered to the Trust. Notwithstanding anything herein to the contrary, neither the Trust, on behalf of the Acquiring Fund, nor the Trust, on behalf of the Acquired Fund, may waive the conditions set forth in this paragraph 8.1; 8.2. On the Closing Date no action, suit or other proceeding shall be pending or, to its knowledge, threatened before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein; 8.3. All consents of other parties and all other consents, orders and permits of Federal, state and local regulatory authorities deemed necessary by the Trust, on behalf of the Acquiring Fund, or the Trust, on behalf of the Acquired Fund, to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund, provided that either party hereto may for itself waive any of such conditions; 8.4. The Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act; and 8.5. The parties shall have received the opinion of Practus, LLP, addressed to the Trust substantially to the effect that, based upon certain facts, assumptions, and representations, the transaction contemplated by this Agreement shall constitute a tax-free reorganization for Federal income tax purposes. The delivery of such opinion is conditioned upon receipt by Practus, LLP of representations it shall request of the Trust. Notwithstanding anything herein to the contrary, the Trust may not waive the condition set forth in this paragraph 8.5.

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9. BROKERAGE FEES AND EXPENSES

     9.1. The Trust represents and warrants on behalf of the Acquiring Fund and the Acquired Fund that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

     9.2 The expenses of the Reorganization will be paid by the Small-Cap Fund and the All-Cap Fund equally. The costs of the Reorganization shall include, but not be limited to, costs associated with obtaining any necessary order of exemption from the 1940 Act, preparation of the Registration Statement, printing and distributing the Acquiring Fund’s prospectus and the Acquired Fund’s proxy materials, legal fees, accounting fees, securities registration fees, and expenses of holding shareholders' meetings. Notwithstanding any of the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by another person of such expenses would result in the disqualification of such party as a “regulated investment company” within the meaning of Section 851 of the Code.

10. ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

     10.1. The parties agree that neither party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

     10.2. The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated hereunder. The covenants to be performed after the Closing shall survive the Closing.

11. TERMINATION

     This Agreement may be terminated and the transactions contemplated hereby may be abandoned by either party by mutual agreement of the parties. This Agreement may also be terminated and the transactions contemplated hereby may be abandoned by either party: (i) if the Closing shall not have occurred on or before November 29, 2019, unless such date is extended by mutual agreement of the parties; or (ii) if the other party shall have materially breached its obligations under this Agreement or made a material and intentional misrepresentation herein or in connection herewith. In the event of any such termination, this Agreement shall become void and there shall be no liability hereunder on the part of any party or their respective Trustees or officers, except for any such material breach or intentional misrepresentation, as to each of which all remedies at law or in equity of the party adversely affected shall survive.

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12. AMENDMENTS

     This Agreement may be amended, modified or supplemented in such manner as may be deemed necessary or advisable by the authorized officers of the Trust; provided, however, that following the meeting of the shareholders of the Acquired Fund called by the Trust pursuant to paragraph 5.2 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of the Institutional Class Acquiring Fund Shares to be issued to the Acquired Fund Shareholders under this Agreement to the detriment of such shareholders without their further approval.

13. NOTICES

     Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by facsimile, personal service or prepaid or certified mail addressed to:

Capital Management Investment Trust
140 Broadway
New York, New York 10005

Attn: W. Jameson McFadden

Capital Management Associates, Inc.
140 Broadway
New York, New York 10005

Attn: W. Jameson McFadden

With a copy to:
Practus, LLP
11300 Tomahawk Creek Parkway
Suite 310
Leawood, Kansas 66211

     14. HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT; LIMITATION OF LIABILITY

     14.1. The Article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

     14.2. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

     14.3. This Agreement shall be governed by and construed in accordance with the laws of the State of Massachusetts without regard to its principles of conflicts of laws.

     14.4. This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any

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person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

     14.5. It is expressly agreed that the obligations of the parties hereunder shall not be binding upon any of their respective Trustees, shareholders, nominees, officers, agents, or employees personally, but shall bind only the property of the Acquired Fund or the corporate property of the Acquiring Fund, as the case may be, as provided in the Declaration of Trust of the Trust. The execution and delivery by such officers shall not be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the property of such party.

IN WITNESS WHEREOF, the parties have duly executed this Agreement, all as of the date first written above.

By:	Capital Management Investment Trust on behalf of the Wellington Shields Small-Cap
Fund
Name:
[insert title]

Capital Management Investment Trust on behalf of the Wellington Shields All-Cap Fund
Name:
[insert title]

Capital Management Associates, Inc. (in regards to Sections 4.3 and 9.2 only)
Name:
[insert title]

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APPENDIX B

ADDITIONAL INFORMATION REGARDING THE ALL-CAP FUND

INSTITUTIONAL SHARES

The All-Cap Fund offers Institutional Shares through this prospectus. The following is a summary of the All-Cap Fund’s Institutional Shares.

  No front-end sales charge.
  No contingent deferred sales charge.
  No distribution (Rule 12b-1) fees.
  $5,000 minimum initial investment.
  $500 minimum additional investment ($100 if participating in the automatic investment plan).
  No conversion feature.

Institutional Shares are sold and redeemed at net asset value. Shares may be purchased by any account managed by CMA and any other institutional investor or any broker-dealer authorized to sell shares in the All-Cap Fund. The All-Cap Fund may, in CMA’s sole discretion, waive the minimum investment amounts listed above.

PURCHASE AND REDEMPTION PRICE

Determining the Fund’s Net Asset Value. The price at which you purchase or redeem shares is based on the next calculation of net asset value after an order is received, subject to the order being accepted by the All-Cap Fund in good form. An order is considered to be in good form if it includes a complete and accurate application and payment in full of the purchase amount. The All-Cap Fund’s net asset value per share is calculated by dividing the value of the All-Cap Fund’s total assets, less liabilities (including All-Cap Fund expenses, which are accrued daily), by the total number of outstanding shares of the All-Cap Fund. The net asset value per share of the All-Cap Fund is normally determined at the time regular trading closes on the New York Stock Exchange (“NYSE”), currently 4:00 p.m. Eastern time, Monday through Friday, except when the NYSE closes earlier. The Fund does not calculate net asset value on holidays when the NYSE is closed.

The pricing and valuation of portfolio securities is determined in good faith in accordance with procedures established by, and under the direction of, the Trustees. In determining the value of the All-Cap Fund’s total assets, portfolio securities are generally calculated at market value by quotations from the primary market in which they are traded. Instruments with maturities of 60 days or less are valued at amortized cost, which approximates market value. The All-Cap Fund normally uses third party pricing services to obtain market quotations. Securities and assets for which representative market quotations are not readily available or which cannot be accurately valued using the All-Cap Fund’s normal pricing procedures are valued at fair value as determined in good faith under policies approved by the Trustees. Fair value pricing may be used, for example, in situations where (i) a portfolio security, such as a mid- cap stock, is so thinly traded that there have been no transactions for that stock over an extended period of time; (ii) the

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exchange on which the portfolio security is principally traded closes early; (iii) trading of the particular portfolio security is halted during the day and does not resume prior to the All-Cap Fund’s net asset value calculation; or (iv) the validity of a market quotation received is questionable. Pursuant to policies adopted by the Trustees, CMA consults with Mutual Shareholder Services, LLC on a regular basis regarding the need for fair value pricing. CMA is responsible for notifying the Trustees (or the Trust’s Fair Value Committee) when it believes that fair value pricing is required for a particular security. The All-Cap Fund’s policies regarding fair value pricing are intended to result in a calculation of the All-Cap Fund’s net asset value that fairly reflects portfolio security values as of the time of pricing. A portfolio security’s “fair value” price may differ from the price next available for the portfolio security using the All-Cap Fund’s normal pricing procedures, and may differ substantially from the price at which the security may ultimately be traded or sold. If the fair value price differs from the price that would have been determined using the All-Cap Fund’s normal pricing procedures, a shareholder may receive more or less proceeds or shares from redemptions or purchases of All-Cap Fund shares than a shareholder would have otherwise received if the portfolio security were priced using the All-Cap Fund’s normal pricing procedures. The performance of the All-Cap Fund may also be affected if a portfolio security’s fair value price were to differ from the security’s price using the All-Cap Fund’s normal pricing procedures. To the extent the Fund invests in other open-end investment companies that are registered under the 1940 Act, the All-Cap Fund’s net asset value calculations are based upon the net asset value reported by such registered open-end investment companies, and the prospectuses for those companies explain the circumstances under which they will use fair value pricing and the effects of using such fair value pricing. The Trustees monitor and evaluate the All-Cap Fund’s use of fair value pricing, and periodically review the results of any fair valuation under the All-Cap Fund’s policies.

Additional information on the All-Cap Fund’s valuation policies is available in the SAI.

PURCHASING SHARES

You may make purchases directly from the All-Cap Fund by mail or bank wire. The All-Cap Fund has also authorized one or more brokers to accept purchase and redemption orders on its behalf, and such brokers are authorized to designate intermediaries to accept orders on behalf of the All-Cap Fund. Orders will be deemed to have been received by the All-Cap Fund when an authorized broker, or broker-authorized designee, receives the order, subject to the order being accepted by the All-Cap Fund in good form. The orders will be priced at the All-Cap Fund’s net asset value next computed after the orders are received by the authorized broker or broker-authorized designee. Investors may also be charged a fee by a broker or agent if shares are purchased through a broker or agent.

The All-Cap Fund reserves the right to (i) refuse to accept any request to purchase shares of the All-Cap Fund for any reason or (ii) suspend its offering of shares at any time.

Regular Mail Orders. Payment for shares must be made by check from a U.S. financial institution and payable in U.S. dollars. Cash, money orders, and traveler’s checks will not be accepted by the All-Cap Fund. If checks are returned due to insufficient funds or other reasons, your purchase will be canceled. You will also be responsible for any losses or expenses incurred by the All-Cap Fund and Mutual Shareholder Services, LLC. The All-Cap Fund will charge a $35 fee and may redeem shares of the All-Cap Fund already owned by the purchaser or shares of another identically registered account in another series of the Trust to recover any such loss. For

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regular mail orders, please complete a Fund Shares Application and mail it, along with your check made payable to the All-Cap Fund to:

Wellington Shields All-Cap Fund c/o Mutual Shareholder Services, LLC 8000 Town Centre Drive Suite 400 Broadview Heights, Ohio 44147

The application must contain your Social Security Number (“SSN”) or Taxpayer Identification Number (“TIN”). If you have applied for a SSN or TIN at the time of completing your account application but you have not received your number, please indicate this on the application and include a copy of the form applying for the SSN or TIN. Taxes are not withheld from distributions to U.S. investors if certain IRS requirements regarding the SSN or TIN are met and we have not been notified by the IRS that the particular U.S. investor is subject to back-up withholding.

By sending your check to the All-Cap Fund, please be aware that you are authorizing the All-Cap Fund to make a one-time electronic debit from your account at the financial institution indicated on your check. Your bank account will be debited as early as the same day the All-Cap Fund receives your payment in the amount of your check. Your original check will be destroyed once processed, and you will not receive your canceled check back. If the All-Cap Fund cannot post the transaction electronically, you authorize the All-Cap Fund to present an image copy of your check for payment.

Bank Wire Orders. Purchases may also be made through bank wire orders. To establish a new account or to add to an existing account by wire, please call the All-Cap Fund at 1-888-626-3863 for instructions.

Subsequent Investments. You may also add to your account by mail or wire at any time by purchasing shares at the then current public offering price. The minimum subsequent investment is $500. Before adding funds by bank wire, please call the All-Cap Fund at 1-888-626-3863 for wire instructions and to advise the All-Cap Fund of the investment, dollar amount, and the account identification number. Mail orders should include, if possible, the “Invest by Mail” stub that is attached to your All-Cap Fund confirmation statement. Otherwise, please identify your account in a letter accompanying your purchase payment.

Automatic Investment Plan. The automatic investment plan enables shareholders to make regular monthly or quarterly investments in shares through automatic charges to their checking account. With shareholder authorization and bank approval, the All-Cap Fund will automatically charge the checking account for the amount specified ($100 minimum), which will be automatically invested in shares at the public offering price on or about the 21st day of the month. The shareholder may change the amount of the investment or discontinue the plan at any time by writing to the All-Cap Fund.

Stock Certificates. The All-Cap Fund normally does not issue stock certificates. Evidence of ownership of shares is provided through entry in the All-Cap Fund’s share registry. Investors will receive periodic account statements (and, where applicable, purchase confirmations) that will show the number of shares owned.

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Important Information about Procedures for Opening a New Account. Under the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (USA PATRIOT Act of 2001), the All-Cap Fund is required to obtain, verify, and record information to enable the All-Cap Fund to form a reasonable belief as to the identity of each customer who opens an account. Consequently, when an investor opens an account, the All-Cap Fund will ask for the investor’s name, street address, date of birth (for an individual), social security or other tax identification number (or proof that the investor has filed for such a number), and other information that will allow the All-Cap Fund to identify the investor. The All-Cap Fund may also ask to see the investor’s driver’s license or other identifying documents. An investor’s account application will not be considered “complete” and, therefore, an account will not be opened and the investor’s money will not be invested until the All-Cap Fund receives this required information. If after opening the investor’s account the All-Cap Fund is unable to verify the investor’s identity after reasonable efforts, as determined by the All-Cap Fund in its sole discretion, the All-Cap Fund may (i) restrict redemptions and further investments until the investor’s identity is verified; or (ii) close the investor’s account without notice and return the investor’s redemption proceeds to the investor. If the All-Cap Fund closes an investor’s account because the All-Cap Fund was unable to verify the investor’s identity, the All-Cap Fund will value the account in accordance with the All-Cap Fund’s next net asset value calculated after the investor’s account is closed. In that case, the investor’s redemption proceeds may be worth more or less than the investor’s original investment. The All-Cap Fund will not be responsible for any losses incurred due to the All-Cap Fund’s inability to verify the identity of any investor opening an account.

REDEEMING YOUR SHARES

Regular Mail Redemptions. Regular mail redemption requests should be addressed to:

Wellington Shields All-Cap Fund c/o Mutual Shareholder Services, LLC 8000 Town Centre Drive Suite 400 Broadview Heights, Ohio 44147

Regular mail redemption requests should include the following:

(1)	Your letter of instruction specifying the account number and number of shares, or the dollar amount, to be redeemed. This request must be signed by all registered shareholders in the exact names in which they are registered;

(2)	Any required signature guarantees (see “Signature Guarantees” below); and

(3)	Other supporting legal documents, if required, in the case of estates, trusts, guardianships, custodianships, corporations, partnerships, pension or profit sharing plans, and other organizations.

Your redemption proceeds normally will be sent to you within seven (7) days after receipt of your redemption request. The All-Cap Fund may delay forwarding a redemption check for recently purchased shares while it determines whether the purchase payment will be honored. Such delay (which may take up to fifteen (15) days from the date of purchase) may be reduced or avoided if the purchase is made by certified check or wire transfer. In all cases, the net asset value next

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determined after receipt of the request for redemption will be used in processing the redemption request.

Telephone and Bank Wire Redemptions. Unless you decline the telephone transaction privileges on your account application, you may redeem shares of the All-Cap Fund by telephone. You may also redeem shares by bank wire under certain limited conditions. The All-Cap Fund will redeem shares in this manner when so requested by the shareholder only if the shareholder confirms redemption instructions in writing, using the instructions above.

The All-Cap Fund may rely upon confirmation of redemption requests transmitted via facsimile (FAX# 816.817.3267) . The confirmation instructions must include the following:

(1) The name of the Fund;
(2) Shareholder(s) name and account number;
(3) Number of shares or dollar amount to be redeemed;
(4) Instructions for transmittal of redemption proceeds to the shareholder; and
(5) Shareholder(s) signature(s) as it/they appear(s) on the application then on file with the Fund.

Redemption proceeds will not be distributed until written confirmation of the redemption request is received, per the instructions above. You can choose to have redemption proceeds mailed to you at your address of record, your financial institution, or to any other authorized person, or you can have the proceeds sent by wire transfer to your financial institution ($5,000 minimum). Redemption proceeds cannot be wired on days in which your financial institution is not open for business. You can change your redemption instructions anytime you wish by filing a letter including your new redemption instructions with the All-Cap Fund. See “Signature Guarantees” below.

The All-Cap Fund in its discretion may choose to pass through to redeeming shareholders any charges imposed by the All-Cap Fund’s custodian for wire redemptions. If this cost is passed through to redeeming shareholders by the All-Cap Fund, the charge will be deducted automatically from your account by redemption of shares in your account. Your bank or brokerage firm may also impose a charge for processing the wire. If wire transfer of funds is impossible or impractical, the redemption proceeds will be sent by mail to the designated account. You may redeem shares, subject to the procedures outlined above, by calling the All-Cap Fund at 1-888-626-3863. Redemption proceeds will only be sent to the financial institution account or person named in your account application currently on file with the All-Cap Fund. Telephone redemption privileges authorize the All-Cap Fund to act on telephone instructions from any person representing himself or herself to be the investor and reasonably believed by the All-Cap Fund or its agents to be genuine. The All-Cap Fund or its agents will employ reasonable procedures, such as requiring a form of personal identification, to confirm that instructions are genuine. The All-Cap Fund, however, will not be liable for any losses due to unauthorized or fraudulent instructions. The All-Cap Fund will also not be liable for following telephone instructions reasonably believed to be genuine.

Systematic Withdrawal Plan. A shareholder who owns shares of the All-Cap Fund valued at $10,000 at the current offering price may establish a systematic withdrawal plan to receive a monthly or quarterly check in a stated amount not less than $100. Each month or quarter, as specified, the All-Cap Fund will automatically redeem sufficient shares from your account to meet the specified withdrawal amount. The shareholder may establish this service whether

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dividends and distributions are reinvested in shares of the All-Cap Fund or paid in cash. Call or write the All-Cap Fund for an application form.

Small Accounts. The Trustees reserve the right to redeem involuntarily any account having a balance of less than $5,000 (due to redemptions, exchanges, or transfers, and not due to market action) upon 30-days’ prior written notice. If the shareholder brings his/her account balance up to the applicable minimum for the share class during the notice period, the account will not be redeemed. Redemptions from retirement plans may be subject to federal income tax withholding. Signature Guarantees. To protect your account and the All-Cap Fund from fraud, signature guarantees may be required to be sure that you are the person who has authorized a change in registration or standing instructions for your account. Signature guarantees are generally required for (i) change of registration requests; (ii) requests to establish or to change exchange privileges or telephone and bank wire redemption service other than through your initial account application; (iii) transactions where proceeds from redemptions, dividends, or distributions are sent to an address or financial institution differing from the address or financial institution of record; and (iv) redemption requests in excess of $50,000. Signature guarantees are acceptable from a member bank of the Federal Reserve System, a savings and loan institution, credit union (if authorized under state law), registered broker-dealer, securities exchange, or association clearing agency and must appear on the written request for change of registration, establishment or change in exchange privileges, or redemption request.

Redemptions in Kind. The All-Cap Fund does not intend, under normal circumstances, to redeem its securities by payment in kind. It is possible, however, that conditions may arise in the future that would, in the opinion of the Trustees, make it undesirable for the All-Cap Fund to pay for all redemptions in cash. In such cases, the Trustees may authorize payment to be made in readily marketable portfolio securities of the All-Cap Fund, either through the distribution of selected individual portfolio securities or a pro-rata distribution of all portfolio securities held by the All-Cap Fund. Securities delivered in payment of redemptions would be valued at the same value assigned to them in computing the net asset value per share. Shareholders receiving them may incur brokerage costs when these securities are sold and will be subject to market risk until such securities are sold. An irrevocable election has been filed under Rule 18f-1 of the 1940 Act, wherein the All-Cap Fund must pay redemptions in cash, rather than in kind, to any shareholder of record of the All-Cap Fund who redeems during any 90-day period, the lesser of (a) $250,000 or (b) one percent (1%) of the All-Cap Fund’s net assets at the beginning of such period. Redemption requests in excess of this limit may be satisfied in cash or in kind at the All-Cap Fund’s election.

Miscellaneous. All redemption requests will be processed and payment with respect thereto will normally be made within seven days after tender. The All-Cap Fund reserves the right to suspend any redemption request involving recently purchased shares until the check for the recently purchased shares has cleared. The All-Cap Fund may suspend redemptions, if permitted by the 1940 Act, for any period during which the NYSE is closed or during which trading is restricted by the SEC or if the SEC declares that an emergency exists. Redemptions may also be suspended during other periods permitted by the SEC for the protection of the All-Cap Fund’s shareholders. During drastic economic and market changes, telephone redemption privileges may be difficult to implement.

PURCHASING OR REDEEMING SHARES THROUGH A FINANCIAL INTERMEDIARY

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You may purchase or redeem shares of the All-Cap Fund through an authorized financial intermediary (such as a financial planner or adviser). To purchase or redeem shares based upon the net asset value of any given day, your financial intermediary must receive your order before the close of regular trading on the NYSE that day. Your financial intermediary is responsible for transmitting all purchase and redemption requests, investment information, documentation, and money to the All-Cap Fund on time. Your financial intermediary may charge additional transaction fees for its services.

Certain financial intermediaries may have agreements with the All-Cap Fund that allow them to enter confirmed purchase and redemption orders on behalf of clients and customers. Under this arrangement, the financial intermediary must send your payment to the All-Cap Fund by the time the All-Cap Fund prices its shares on the following business day.

The All-Cap Fund is not responsible for ensuring that a financial intermediary carries out its obligations. You should look to the financial intermediary through whom you wish to invest for specific instructions on how to purchase or redeem shares of the All-Cap Fund.

FREQUENT PURCHASES AND REDEMPTIONS

Frequent purchases and redemptions (“Frequent Trading”) of shares of the All-Cap Fund may present a number of risks to other shareholders of the All-Cap Fund. These risks may include, among other things, dilution in the value of shares of the All-Cap Fund held by long-term shareholders, interference with the efficient management by CMA of the All-Cap Fund’s portfolio holdings, and increased brokerage and administration costs. Due to the potential of a thin market for the All-Cap Fund’s mid-cap portfolio securities, as well as overall adverse market, economic, political, or other conditions affecting the sale price of portfolio securities, the All-Cap Fund could face untimely losses as a result of having to sell portfolio securities prematurely to meet redemptions. Current shareholders of the All-Cap Fund may face unfavorable impacts as mid-cap securities may be more volatile than securities for larger, more established companies and it may be more difficult to sell a significant amount of shares to meet redemptions in a limited market. Frequent Trading may also increase portfolio turnover which may result in increased capital gains taxes for shareholders of the All-Cap Fund. These capital gains could include short-term capital gains taxed at ordinary income tax rates.

The Trustees have adopted a policy that is intended to discourage and to identify such activity by shareholders of the All-Cap Fund. Under the All-Cap Fund’s adopted policy, CMA has the discretion to refuse to accept further purchase and/or exchange orders from an investor if CMA believes the investor has a pattern of Frequent Trading that CMA considers not to be in the best interests of the other shareholders. To assist CMA in identifying possible Frequent Trading patterns, Mutual Shareholder Services, LLC provides a daily record of shareholder trades to CMA. Mutual Shareholder Services, LLC also assists CMA in monitoring and testing shareholder purchase and redemption orders for possible incidents of Frequent Trading. Under the All-Cap Fund’s policy regarding Frequent Trading, the All-Cap Fund intends to limit investments from investor accounts that purchase and redeem shares over a period of less than ten days in which (i) the redemption amount is within ten percent of the previous purchase amount(s); (ii) the redemption amount is greater than $10,000; and (iii) two or more such redemptions occur during a 60 calendar day period. In the event such a purchase and redemption pattern occurs, an investor account and any other account with the same taxpayer identification

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number will be precluded from investing in the All-Cap Fund (including investments that are part of an exchange transaction) for at least 30 calendar days after the redemption transaction.

This policy is intended to apply uniformly, except that the All-Cap Fund may not be able to identify or determine that a specific purchase and/or redemption is part of a pattern of Frequent Trading or that a specific investor is engaged in Frequent Trading, particularly with respect to transactions made through accounts such as omnibus accounts or accounts opened through third-party financial intermediaries such as broker-dealers and banks (“Intermediary Accounts”). Therefore, this policy is not applied to omnibus accounts or Intermediary Accounts. Omnibus account arrangements permit multiple investors to aggregate their respective share ownership positions and to purchase, redeem, and exchange All-Cap Fund shares without the identity of the particular shareholders being known to the All-Cap Fund. Like omnibus accounts, Intermediary Accounts normally permit investors to purchase, redeem, and exchange All-Cap Fund shares without the identity of the underlying shareholder being known to the All-Cap Fund. Accordingly, the ability of the All-Cap Fund to monitor and detect Frequent Trading through omnibus accounts and Intermediary Accounts would be very limited, and there would be no guarantee that the All-Cap Fund could identify shareholders who might be engaging in Frequent Trading through such accounts or curtail such trading. The policy will not apply if CMA determines that a purchase and redemption pattern is not a Frequent Trading pattern intended to respond to short-term fluctuations in the securities markets, such as inadvertent errors that result in frequent purchases and redemptions. Inadvertent errors shall include purchases and/or redemptions made unintentionally or by mistake (e.g., where an investor unintentionally or mistakenly invests in the All-Cap Fund and redeems immediately after recognizing the error). The investor shall have the burden of proving to the sole satisfaction of CMA that a frequent purchase and redemption pattern was the result of an inadvertent error. In such a case, CMA may choose to accept further purchase and/or exchange orders for such investor account. Intermediaries may apply frequent trading policies that differ from those described in this prospectus. If you invest with the All-Cap Funds through an intermediary, please read that firm’s program materials carefully to learn of any rules or fees that may apply.

Although the All-Cap Fund has taken steps to discourage Frequent Trading of the All-Cap Fund’s shares, there is no guarantee that such trading will not occur.

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APPENDIX C FINANCIAL HIGHLIGHTS OF THE ALL-CAP FUND

For a share outstanding during each fiscal year/period ended

All-Cap Fund

Institutional Shares

	For the
	Six Month			For the Years Ended November 30,
	Period Ended
	May 31, 2019		2018	2017	2016	2015	2014
	(Unaudited)
Net Asset Value, Beginning of Year/Period	$21.00		$23.59	$22.88	$22.93	$22.40	$22.34

Investment Operations:
Net investment loss (a)	(0.01)		(0.12)	(0.09)	(0.08)	(0.07)	(0.04)
Net realized and unrealized gain (loss) on
investment transactions	(0.14)		(1.11)	3.91	2.37	1.39	1.99
Total from investment operations	(0.15)		(1.23)	3.82	2.29	1.32	1.95

Less Distributions:
From net realized capital gains	-		(1.36)	(3.11)	(2.34)	(0.76)	(1.89)
From return of capital	-		-	-	-	(0.03)	-
Total distributions	-		(1.36)	(3.11)	(2.34)	(0.79)	(1.89)

Net Asset Value, End of Year/Period	$20.85		$21.00	$23.59	$22.88	$22.93	$22.40

Total Return (b)	(0.71	)% (d)	(5.18)%	16.78%	9.96%	5.91%	8.76%

Ratios/Supplemental Data
Net Assets, End of Year/Period (in 000's)	$28,159		$29,303	$21,385	$18,616	$20,178	$19,081
Ratio of Gross Expenses to Average Net Assets (c)	1.55	% (e)	1.60%	1.65%	1.64%	1.58%	1.62%
Ratio of Net Expenses to Average Net Assets (c)	1.50	% (e)	1.49%	1.50%	1.50%	1.50%	1.50%
Ratio of Net Investment Loss to
Average Net Assets	(0.12	)% (e)	(0.50)%	(0.37)%	(0.33)%	(0.30)%	(0.18)%
Portfolio Turnover Rate	40.53	% (d)	74.94%	46.82%	38.89%	24.64%	22.46%

(a)	Net investment loss per share is based on average shares outstanding.

(b)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends.

(c)	The expense ratios listed above reflect total expenses prior to any waivers and reimbursements (gross expense ratio) and after any waivers and reimbursements (net expense ratio).

(d)	Not annualized.

(e)	Annualized.

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APPENDIX D

ADDITIONAL INFORMATION REGARDING THE ALL-CAP FUND

     Set forth below is an excerpt from the All-Cap Fund’s investment advisory agreement approval response dated July 16, 2019.

The Wellington Shields All-Cap Fund Institutional Shares (the "All-Cap Fund") had a total return of-5.18% for the fiscal year ended November 30, 2018, compared with returns of 6.27% for the S&P 500® Total Return Index* ("S&P 500") and 7.62% for the Dow Jones Industrial Average Index*.

The All-Cap Fund performance was negatively impacted by declines in in Granite Construction, LKQ Corporation and Macquarie Infrastructure, while Zebra Technologies, Ciena Corporation and Domino's Pizza were positive contributors to the portfolio performance

The equity market started 2018 on a strong note fueled by optimism that the 2017 tax cuts and repatriation act would drive increased cash flow to corporations. This would allow corporations to increase wages and capital spending with its consequent positive effects on GDP growth. Corporate earnings, wages, capital expenditures, and GDP did accelerate in 2018, however financial markets in the US and around the globe retreated in the fourth quarter. For 2018, the S&P 500 total return was negative 4.4% .

After stumbling in February, the S&P 500 regained its footing and marched to new highs on the back of the 4% GDP growth posted in the second quarter. Then, in early October, the price of oil plunged 44% and the S&P 500 experienced a sharp correction of nearly 20%. The proximate catalyst for the selloff was Chairman Powell's statement that in addition to raising rates, the reduction of the Federal Reserve balance sheet is on "autopilot" reversing course after nine years of global quantitative easing. Exacerbating this move was heightened trade tensions with the US and China, and political uncertainty as the House changed hands.

Markets entered 2019 at extremely oversold levels from which they should at least tactically recover. Data suggests that 2019 should not witness a recession: during 2018 PMIs in the US had their second strongest reading in 25 years. The consumer, who makes up 70% of GDP, is benefitting from low unemployment, low inflation and wage growth. The yield curve is not yet inverted, and corporate earnings are still forecast to grow. However, cautionary signs are increasing: the yield curve continues to flatten, the Chinese economy is slowing, the rate of US capital expenditures is decreasing, and long-term bond yields are not pricing in a sustained growth outlook.

As in past cycles, much depends on the speed at which the Fed increases interest rates. Unique to this cycle, economic and financial prospects also depend on how quickly central bank balance sheets contract. Reason for optimism rests in the fact that the causes of the sharp correction are mostly man-made. If the US-China trade dispute finds some resolution and the Fed indicates it will slow its pace of rate increases, the market should continue its upward trajectory.

The Wellington Shields All-Cap Fund Institutional Shares had a total return of -0.71% for the first half of the fiscal year 2019 ended May 31, 2019, compared with returns of 0.73% for the S&P 500® Total Return Index* ("S&P 500") and D -1.67% -1 for the Dow Jones Industrial Average Index*.

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The All-Cap Fund performance was negatively impacted by declines in CVS Health Corporation, XPO Logistics, and Golar LNG Limited, while Blackstone Group Inc., Harris Corporation, and Paypal Holdings were positive contributors to the portfolio performance.

The equity market started fiscal 2019 in the midst of a sharp market correction brought on by hawkish comments by the Federal Reserve. Exacerbating this move was heightened trade tensions with the US and China, and political uncertainty as the House changed hands. Consumer confidence was impaired, and most asset classes struggled while the U.S. yield curve flattened.

After stumbling in December, the S&P 500 regained its footing and advanced to new highs in April helped by a U-turn to a more dovish outlook by the U.S. Federal Reserve. The market corrected again in May as the Economic Policy Uncertainty Index spiked in May on increased trade tensions between the U.S. and China.

Data suggests that 2019 should not witness a recession: during 2018 PMIs in the US had their second strongest reading in 25 years. The consumer, who makes up 70% of GDP, is benefitting from low unemployment, low inflation and wage growth. Corporate earnings are still forecast to grow. However, cautionary signs are increasing: as portions of the yield curve have inverted, and long-term bond yields are not pricing in a sustained growth outlook.

Sustained growth in the coming year is dependent not only on the pace of interest rate cuts but the U.S. Federal Reserve but on several other policy initiatives. A U.S. China trade deal needs to be reached. Brexit has to be resolved in an orderly fashion without impairing trade or financial flows.

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APPENDIX E – BENEFICIAL OWNERSHIP

     The table below sets forth the names, addresses and percentage ownership of those shareholders known by the Trust to own beneficially 5% or more of the outstanding shares of a class of the Fund as of May 31, 2019. As of May 31, 2019, the Trustees and Officers of the Trust did not own shares of the Fund.

Small-Cap Fund
Institutional Shares

Name and Address of Principal Holder	Percentage Owned of Record

First Clearing Corporation, A/C 116	6.78%
WELLS FARGO CLEARING SERVICES/A/C 1165-9977
2801 MARKET STREET
SAINT LOUIS, MO 63103

First Clearing Corporation, A/C 204	36.19%
WELLS FARGO CLEARING SERVICES/A/C 2043-2710
2801 MARKET STREET
SAINT LOUIS, MO 63103

First Clearing, LLC, A/C 2038-2941	8.01%
210 EL BRILLO WAY
PALM BEACH, FL 33480-4728

First Clearing, LLC, A/C 1778-1025	17.38%
314 GORDON AVE
THOMASVILLE, GA 31792-6642

APPENDIX F – INVESTMENT ADVISORY AGREEMENT

INVESTMENT ADVISORY AGREEMENT

THIS AGREEMENT, dated as of [Date], is between CAPITAL MANAGEMENT INVESTMENT TRUST (the "Trust"), a Massachusetts Business Trust, on behalf of the WELLINGTON SHIELDS SMALL-CAP FUND (the "Fund"), and CAPITAL MANAGEMENT ASSOCIATES, INC., a New York corporation (the "Advisor"), registered as an investment advisor under the Investment Advisors Act of 1940, as amended (the "Advisors Act").

WHEREAS, the Trust is registered as an open-end management investment company of the series type under the Investment Company Act of 1940, as amended (the "1940 Act"); WHEREAS, the Trust desires to retain the Advisor to furnish investment advisory and administrative services to the Fund, and the Advisor is willing to furnish such services.

NOW, THEREFORE, in consideration of the promises and mutual covenants herein contained, it is agreed between the parties hereto as follows:

1.	Appointment. The Trust hereby appoints the Advisor to act as Investment Advisor to the Fund for the period and on the terms set forth in this Agreement. The Advisor accepts such appointment and agrees to furnish the services set forth herein, for the compensation provided in the attached Schedule A.

2.	Delivery of Documents. The Trust has furnished the Investment Advisor with copies properly certified or authenticated of each of the following:

	(a)	The Trust's Declaration of Trust, as filed with the Commonwealth of Massachusetts (the "Declaration");

	(b)	The Trust's By-Laws (the "By-Laws");

	(c)	Resolutions of the Trust's Board of Trustees and the resolution approved by a majority of the outstanding shares of the Fund authorizing the appointment of the Advisor and approving this Agreement;

	(d)	The Trust's Registration Statement on Form N-lA under the 1940 Act and under the Securities Act of 1933 as amended, (the "1933 Act"), relating to shares of beneficial interest of the Fund (the "Shares") as filed with the Securities and Exchange Commission ("SEC") and all amendments thereto;

	(e)	The Fund's Prospectus (the "Prospectus").

The Trust will furnish the Advisor from time to time with copies, properly certified or authenticated, of all amendments of or supplements to the foregoing at the same time as such documents are required to be filed with the SEC.

3.	Management. Subject to the supervision of the Trust's Board of Trustees, the Advisor will provide a continuous investment program for the Fund, including investment research and management with respect to all securities, investments, cash and cash equivalents in the Fund. The Advisor will determine from time to time what securities and other investments will be purchased, retained or sold by the Fund. The Advisor will provide the services under this Agreement in accordance with the Fund's investment objectives, policies and restrictions as stated in its Prospectus. The Advisor further agrees that it:

	(a)	Will conform its activities to all applicable Rules and Regulations of the Securities and Exchange Commission and will, in addition, conduct its activities under this Agreement in accordance with regulations of any other Federal and State agencies that may now or in the future have jurisdiction over its activities under this Agreement;

	(b)	Will place orders pursuant to its investment determinations for the Fund either directly with the issuer or with any broker or dealer. In placing orders with brokers or dealers, the Advisor will attempt to obtain the best net price and the most favorable execution of its orders. Consistent with this obligation, when the Advisor believes two or more brokers or dealers are comparable in price and execution, the Advisor may prefer: (i) brokers and dealers who provide the Fund with research advice and other services, or who recommend or sell Trust shares, and (ii) brokers who are affiliated with the Fund or its Advisor; provided, however, that in no instance will portfolio securities be purchased from or sold to the Advisor or any affiliated person of the Advisor in principal transactions;

	(c)	Will provide certain executive personnel for the Fund as may be mutually agreed upon from time to time with the Board of. Trustees, the salaries and expenses of such personnel to be borne by the Advisor unless otherwise mutually agreed upon; and

	(d)	Will provide, at its own cost, all office space, facilities and equipment necessary for the conduct of its advisory activities on behalf of the Fund.

4.	Services Not Exclusive. The advisory services furnished by the Advisor hereunder are not to be deemed exclusive, and the Advisor shall be free to furnish similar services to others so long as its services under this Agreement are not impaired thereby; provided, however, that without the written consent of the Trustees, the Advisor will not serve as investment advisor to any other investment company having a similar investment objective to that of the Fund.

5.	Books and Records. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Advisor hereby agrees that all records which it maintains for the benefit of the Fund are the property of the Fund and further agrees to surrender promptly to the Fund any of such records upon the Fund's request. The Advisor further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by it pursuant to Rule 31a-1 under the 1940 Act that are not maintained by others on behalf of the Fund.

6.	Expenses. During the term of this Agreement, the Advisor will pay all expenses incurred by it in connection with its investment advisory services pertaining to the Fund. The Advisor will pay, out of the Advisor's resources, the entire cost of the promotion and sale of Trust shares, including the preparation of the prospectus and other documents. The Advisor will provide other information and services, other than services of outside counsel or independent accountants or investment advisory services to be provided by any Adviser under an Advisory Agreement, required in connection with the preparation of all registration statements and Prospectuses, Prospectus supplements, SAIs, all annual, semiannual, and periodic reports to shareholders of the Trust, regulatory authorities, or others, and all notices and proxy solicitation materials, furnished to shareholders of the Trust or regulatory authorities, and all tax returns.

Notwithstanding the foregoing, the Fund shall pay the expenses and costs of the following:

	(a)	Taxes, interest charges and extraordinary expenses;

	(b)	Brokerage fees and commissions with regard to portfolio transactions of the Fund;

	(c)	Fees and expenses of the custodian of the Fund's portfolio securities;

	(d)	Fees and expenses of the Fund's administrator, transfer and dividend disbursing agent and the Fund's fund accounting agent or, if the Fund performs any such services without an agent, the

2

costs of the same;

	(e)	Auditing and legal expenses;

	(f)	Cost of maintenance of the Fund's existence as a legal entity;

	(g)	Compensation of trustees who are not interested persons of the Advisor as law defines that term;

	(h)	Costs of Trust meetings;

	(i)	Federal and State registration or qualification fees and expenses;

	(j)	Costs of setting in type, printing and mailing Prospectuses, reports and notices to existing shareholders;

	(k)	The investment advisory fee payable to the Advisor, as provided in paragraph 7 herein; and

	(l)	Plan of Distribution expenses, but only in accordance with the Plan of Distribution as approved by the shareholders of the Fund.

7.	Compensation. The Trust will pay the Advisor and the Advisor will accept as full compensation an investment advisory fee, based upon the daily average net assets of each Fund, computed at the end of each month and payable within five (5) business days thereafter; based upon Schedule A attached hereto.

8.	(a) Limitation of Liability. The Advisor shall not be liable for any error of judgment, mistake of law or for any other loss whatsoever suffered by the Fund in connection with the performance of this Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Advisor in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement.

8.

(b) Indemnification of Advisor. Subject to the limitations set forth in this Subsection 8(b), the Fund shall indemnify, defend and bold harmless {from the assets of the Trust or Trusts to which the conduct in question relates) the Advisor against all loss, damage and liability, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and expenses, including reasonable accountants' and counsel fees, incurred by the Advisor in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, related to or resulting from this Agreement or the performance of services hereunder, except with respect to any matter as to which it has been determined that the loss, damage or liability is a direct result of (i) a breach of fiduciary duty with respect to the receipt of compensation for services; or (ii) willful misfeasance, bad faith or gross negligence on the part of the Advisor in the performance of its duties or from reckless disregard by it of its duties under this Agreement (either and both of the conduct described in clauses (i) and (ii)

above being referred to hereinafter as "Disabling Conduct"). A determination that the Advisor is entitled to indemnification may be made by (i) a final decision on the merits by a court or other body before whom the proceeding was brought that the Advisor was not liable by reason of Disabling Conduct, (ii) dismissal of a court action or an administrative proceeding against the Advisor for insufficiency of evidence of Disabling Conduct, or (iii) a reasonable determination, based upon a review of the facts, that the Advisor was not liable by reason of Disabling Conduct by, (a) vote of a majority of a quorum of Trustees who are neither "interested persons" of the Fund as the quoted phrase is defined in Section 2(a)(19) of the 1940 Act nor parties to the action, suit or other proceeding on the same or similar grounds that is then or has been pending or threatened (such quorum of such Trustees being referred to hereinafter as the "Independent Trustees"), or (b) an independent legal counsel in a written opinion. Expenses, including accountants' and counsel fees so incurred by the Advisor (but excluding amounts paid in satisfaction of judgments, in compromise or as fines or penalties), may be paid from time to time by the Fund or Trust to which the conduct in question related in advance of the final disposition of any such action, suit or proceeding; provided, that the Advisor shall have undertaken to repay the amounts so paid if it is ultimately determined that indemnification of such expenses is not authorized under this Subsection

3

8(b) and if (i) the Advisor shall have provided security for such undertaking, (ii) the Fund shall be insured against losses arising by reason of any lawful advances, or (iii) a majority of the Independent Trustees, or an independent legal counsel in a written opinion, shall have determined, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the Advisor ultimately will be entitled to indemnification hereunder.

As to any matter disposed of by a compromise payment by the Advisor referred to in this Subsection 8(b), pursuant to a consent decree or otherwise, no such indemnification either for said payment or for any other expenses shall be provided unless such indemnification shall be approved. (i) by a majority of the Independent Trustees or (ii) by an independent legal counsel in a written opinion. Approval by the Independent Trustees pursuant to clause (i) shall not prevent the recovery from the Advisor of any amount paid to the Advisor in accordance with either of such clauses as indemnification of the Advisor is subsequently adjudicated by a court of competent jurisdiction not to have acted ·in good faith in the reasonable belief that the Advisor's action was in or not opposed to the best interest of the Fund or to have been liable to the Fund or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in its conduct under the Agreement.

The right of indemnification provided by this Subsection 8(b) shall not be exclusive of or affect any of the rights to which the Advisor may be entitled. Nothing contained in this Subsection 8(b) shall affect any rights to indemnification to which Trustees, officers or other personnel of the Fund, and other persons may be entitled by contract or otherwise under law, nor the power of the Fund to purchase and maintain liability insurance on behalf of any such person.

The Board of Trustees of the Trust shall take all such action as may be necessary and appropriate to authorize the Fund hereunder to pay the indemnification required by this Subsection 8(b) including, without limitation, to the extent needed, to determine whether the Advisor is entitled to indemnification hereunder and the reasonable amount of any indemnity due it hereunder, or employ independent legal counsel for that purpose.

8.(c) Indemnification of Fund. The Adviser agrees to indemnify and hold harmless the Trust and Trust's Trustees and officers from all loss, damage and liability, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and expenses, including reasonable accountants' and counsel fees, incurred by the Trust in connection with the defense or disposition of any action, related to or resulting from (i) any breach or violation of this Agreement by the Adviser; (ii) any breach of fiduciary duty with respect to the receipt of compensation for services; and (iii) any willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties or from reckless disregard by it of its duties under this Agreement.

8.(d) Failure to Perform; Force Majeure. No failure or omission by either party hereto in the performance of any. obligation of this Agreement (other than payment obligations) shall be deemed a breach of this Agreement or create any liability if the same shall arise from any cause or causes beyond the control of the party, including but not limited to, the following: acts of God, acts or omissions of any governmental agency; any rules, regulations, or orders issued by any governmental authority or by any officer, department, agency or instrumentality thereof; fire; storm; flood; earthquake, war; rebellion; insurrection; riot; and invasion and provided that such failure or omission resulting from one of the above causes is cured as soon as is practicable after the occurrence of one or more of the above-mentioned causes.

8.(e) The provisions contained in Section 8 shall survive the expiration or other termination of this Agreement, shall be deemed to include and protect the Advisor and its directors, officers, employees and agents and shall inure to the benefit of its/their respective successors, assigns and personal representatives.

9. Duration and Termination. This Agreement shall become effective upon the date written above

4

and, unless sooner terminated as provided herein, shall continue in effect for an initial two year period. Thereafter, unless terminated as herein provided, this Agreement shall continue in effect, for successive periods of one year each, provided such continuance is specifically approved annually: (a) By the vote of a majority of those members of the Board of Trustees who are not parties to this Agreement or interested persons of any such party (as that term is defined in the 1940 Act), cast in person at a meeting called for the purpose of voting on such approval; and (b) By vote of either the Board of Trustees or a majority (as that term is defined in the 1940 Act) of the outstanding voting securities of the Fund.

Notwithstanding the foregoing, this Agreement may be terminated by the Fund or by the Advisor at any time on sixty (60) days' written notice, without the payment of any penalty, provided that termination by the Fund must be authorized either by vote of the Board of Trustees or by vote of a majority of the outstanding voting securities of the Fund. This Agreement will automatically terminate in the event of its assignment (as that term is defined in the 1940 Act).

10. Amendment of this Agreement. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by a written instrument signed by the party against which enforcement of the change, waiver, discharge or termination is sought. No material amendment of this Agreement shall be effective until approved by vote of the holders of a majority of the Fund's outstanding voting securities (as defined in the 1940 Act).

11. Miscellaneous. The captions in this Agreement are included for convenience of reference only and in no way define or limit any of the provisions hereof or otherwise affect . their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of the Agreement shall not be affected thereby. This Agreement shall be binding and shall inure to the benefit of the parties hereto and their respective successors.

12. Applicable Law. This Agreement shall be construed in accordance with, and governed by, the laws of the State of North Carolina.

5

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

ATTEST:	CAPITAL MANAGEMENT INVESTMENT TRUST
By: _________________	________________________________________
Title: ________________	________________________________________

ATTEST:	CAPITAL MANAGEMENT ASSOCIATES, INC.
By: __________________	________________________________________
Title: _________________	________________________________________

6

SCHEDULE A

INVESTMENT ADVISOR'S COMPENSATION SCHEDULE

*	For the services delineated in the INVESTMENT ADVISORY AGREEMENT and rendered to the WELLINGTON SHIELDS SMALL-CAP FUND, the Advisor shall be compensated monthly, as of the last day of each month, within five business days of the month end, a fee based upon the daily average net assets of the Fund according to the following schedule:

Net Assets	Annual Fee
On the first $100 million	1.00%
On the next $150 million	0.90%
On the next $250 million	0.85%
On all assets over $500 million	0.80%

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PART C

OTHER INFORMATION Item 15. Indemnification

As permitted by Section 17(h) and (i) of the Investment Company Act of 1940, as amended, officers, trustees, employees and agents of the Registrant will not be liable to the Registrant, any shareholder, officer, trustee, employee, agent or other person for any action or failure to act, except for bad faith, willful misfeasance, gross negligence or reckless disregard of duties, and those individuals may be indemnified against liabilities in connection with the Registrant, subject to the same exceptions.

The Registrant’s Trust Instrument (Exhibit 28(a) to the Registrant Statement), investment advisory agreements (Exhibit 28(d) to the Registration Statement on Form N-1A), distribution and sub-distribution agreements (Exhibit 28(e)(1), (e)(2) and (e)(4) to the Registration Statement) and administration agreements (Exhibits 28(h)(9), (h)(10) and (h)(11) to the Registrant Statement) provide for indemnification of certain persons acting on behalf of the Registrant. The Registrant may, from time to time, enter other contractual arrangements that provide for indemnification.

Insofar as indemnification for liability arising under the Securities Act of 1933, as amended (the “1933 Act”), may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the U.S. Securities and Exchange Commission such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defenses of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of counsel the matter has been settled by controlling precedent, submit to court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

Item 16. Exhibits

Subject to the rules on incorporation by reference, give a list of all exhibits filed as part of the registration statement. Exhibits:

(1)	(a)(1) Declaration of Trust (“Trust Instrument”).[1]

(2)	(a)(1) By-Laws.[1]

(3)	Not applicable.

(4)			Form of Agreement and Plan of Reorganization (filed herewith as
Appendix A to the Proxy Statement and Prospectus)

(5)			Instruments Defining Rights of Security Holders is incorporated by
			reference to Registrant’s Agreement and Declaration of Trust and
			By-Laws (Exhibit 1(a)(1) and 2(a)(1)).

(6)	(a)	(1)	Seconded Amended and Restated Investment Advisory Agreement
			between the Registrant and Capital Management Associates, Inc., as
			Adviser, with respect to the Capital Management All-Cap Fund
(formerly the Capital Management Mid-Cap Fund).[13]

	(a)	(2)	Amended and Restated Investment Advisory Agreement between the
			Registrant and Capital Management Associates, Inc., as Adviser,
			with respect to the Capital Management Small-Cap Fund.[4]

	(a)	(3)	Schedule A to the Investment Advisory Agreement between the
			Registrant and Capital Management Associates, Inc., as Adviser,
			with respect to the Wellington Shields Small-Cap Fund.[13]

(7)	(a)	(1)	Distribution Agreement between the Registrant and Wellington
			Shields & Co. LLC, as Distributor, with respect to the Wellington
			Shields All-Cap Fund.[13]

	(a)	(2)	Distribution Agreement between the Registrant and Wellington
			Shields & Co. LLC, as Distributor, with respect to the Wellington
			Shields Small-Cap Fund.[13]

	(a)	(3)	Distribution Agreement between the Registrant and Wellington
			Shields & Co. LLC, as Distributor, with respect to the Wellington
			Shields All-Cap Fund.[10]

	(a)	(4)	Sub-Distribution Agreement among the Registrant, Wellington
			Shields & Co., LLC. and Arbor Court Capital, LLC, with respect to
			the Wellington Shields All-Cap Fund and the Wellington Shields
			Small-Cap Fund.[14]

(8)			Not applicable.

(9)	(a)	(1)	Custody Agreement between the Registrant and U.S. Bank National
			Association, as Custodian, with respect to the Capital Management
			Mid-Cap Fund.[7]

	(a)	(2)	Custody Agreement between the Registrant and U.S. Bank National
			Association, as Custodian, with respect to the Capital Management

			Small-Cap Fund.[7]

	(a)	(3)	Third Amendment to the Custody Agreement between the Registrant
			and U.S. Bank National Association, as Custodian, with respect to
			the Capital Management Mid-Cap Fund, Capital Management Small-
Cap Fund and Wellington Shields All-Cap Fund.[10]

(10)	(a)	(1)	Not applicable.

(10)	(b)	(1)	Amended and Restated Rule 18f-3 Multi-Class Plan.[10]

(11)	(a)	(1)	Opinion and Consent of Poyner & Spruill, L.L.P. regarding the
			legality of the securities registered with respect to the Capital
			Management Mid-Cap Fund.[2]

	(a)	(2)	Opinion and Consent of Dechert regarding the legality of the
			securities registered with respect to the Capital Management Small
			Cap.[3]

	(a)	(3)	Opinion and Consent of Graydon Head & Ritchey, LLP regarding
			the legality of the securities registered with respect to the Wellington
			Shields All-Cap Fund.[10]

	(a)	(4)	Consent of The Law Offices of John L. Lively & Associates, Inc.[12]

(11)		(b)	Opinion and Consent of Counsel regarding the legality of the
			securities being registered with respect to the Reorganization of the
			Capital Management Mid-Cap Fund of the Trust. (to be filed by
			amendment)

(12)			Form of Opinion and Consent of Counsel regarding tax matters.
			(filed herewith)

(13)	(a)	(1)	Fund Administration Agreement between the Registrant and Premier
			Fund Solutions, Inc. as Administrator with respect to the Wellington
			Shields Small-Cap Fund and Wellington Shields All-Cap.[14]

	(a)	(2)	Transfer Agent Agreement between the Registrant and Mutual
			Shareholder Services, LLC, as Transfer Agent with respect to the
			Wellington Shields Small-Cap Fund and Wellington Shields All-
			Cap.[14]

	(a)	(3)	Accounting Services Agreement between the Registrant and Mutual
			Shareholder Services, LLC, as Fund Accountant with respect to the
			Wellington Shields Small-Cap Fund and Wellington Shields All-
			Cap.[14]

(13)	(b)	(1)	Amended and Restated Expense Limitation Agreement between the
			Capital Management Investment Trust and Capital Management
			Associates, Inc. with respect to the Capital Management Mid-Cap
			Fund.[5]

	(b)	(2)	Amended and Restated Expense Limitation Agreement between the
			Capital Management Investment Trust and Capital Management
			Associates, Inc. with respect to the Capital Management Small-Cap
			Fund.[5]

	(b)	(3)	First Amendment to the Amended and Restated Expense Limitation
			Agreement between the Capital Management Investment Trust and
			Capital Management Associates, Inc. with respect to the Capital
			Management Mid-Cap Fund.[9]

	(b)	(4)	Second Amendment to the Amended and Restated Expense
			Limitation Agreement between the Capital Management Investment
			Trust and Capital Management Associates, Inc. with respect to the
			Wellington Shields All-Cap Fund (formerly the Capital Management
			Mid-Cap Fund).[13]

	(b)	(5)	First Amendment to the Amended and Restated Expense Limitation
			Agreement between the Capital Management Investment Trust and
			Capital Management Associates, Inc. with respect to the Capital
			Management Small-Cap Fund.[9]

	(b)	(6)	Second Amendment to the Amended and Restated Expense
			Limitation Agreement between the Capital Management Investment
			Trust and Capital Management Associates, Inc. with respect to the
			Wellington Shields Small-Cap Fund.[13]

(14)		(a)	Consent of Independent Registered Public Accounting Firm with
			respect to the Funds. (filed herewith)

(14)		(b)	Consent of Independent Registered Public Accounting Firm with for
			the Capital Management Mid-Cap Fund. (filed herewith)

(15)			Not applicable.

(16)			Copy of Powers of Attorney.[13]

(17)	(a)	(1)	Amended and Restated Code of Ethics for the Capital Management
			Investment Trust.[6]

(17)	(a)	(2)	Amended and Restated Code of Ethics for Capital Management
			Associates, Inc.[11]

	(a)	(3)	Code of Ethics for Wellington Shields & Co. LLC, as distributor.[8]
	(a)	(4)	Code of Ethics for Wellington Shields Capital Management, LLC.[10]
	(a)	(5)	Code of Ethics for the Arbor Court Capital, LLC, as sub-
			distributor.[14]
(17)		(b)	Forms of Voting Instruction and Proxy Cards (filed herewith as part
			of the Proxy Statement and Prospectus)

All Exhibits filed previously are herein incorporated by reference as follows:

1.	Incorporated herein by reference to Capital Management Investment Trust’s Post- Effective Amendment No. 3 to Registration Statement on Form N-1A filed on March 26, 1996 (File No. 33-85242).

2.	Incorporated herein by reference to Capital Management Investment Trust’s Post- Effective Amendment No. 5 to Registration Statement on Form N-1A filed on March 31, 1998 (File No. 33-85242).

3.	Incorporated herein by reference to Capital Management Investment Trust’s Post- Effective Amendment No. 6 to Registration Statement on Form N-1A filed on October 29, 1998 (File No. 33-85242).

4.	Incorporated herein by reference to Capital Management Investment Trust’s Post- Effective Amendment No. 9 to Registration Statement on Form N-1A filed on April 2, 2001 (File No. 33-85242).

5.	Incorporated herein by reference to Capital Management Investment Trust’s Post- Effective Amendment No. 14 to Registration Statement on Form N-1A filed on March 30, 2006 (File No. 33-85242).

6.	Incorporated herein by reference to Capital Management Investment Trust’s Post- Effective Amendment No. 16 to Registration Statement on Form N-1A filed on March 31, 2008 (File No. 33-85242)

7.	Incorporated herein by reference to Capital Management Investment Trust’s Post- Effective Amendment No. 17 to Registration Statement on Form N-1A filed on March 31, 2009 (File No. 33-85242)

8.	Incorporated herein by reference to Capital Management Investment Trust’s Post- Effective Amendment No. 18 to Registration Statement on Form N-1A filed on January 28, 2010 (File No. 33-85242)

9.	Incorporated herein by reference to Capital Management Investment Trust’s Post- Effective Amendment No. 19 to Registration Statement on Form N-1A filed on March 30, 2010 (File No. 33-85242)

10.	Incorporated herein by reference to Capital Management Investment Trust’s Post- Effective Amendment No. 31 to Registration Statement on Form N-1A filed on December 2, 2014 (File No. 33-85242)

11.	Incorporated herein by reference to Capital Management Investment Trust’s Post- Effective Amendment No. 33 to Registration Statement on Form N-1A filed on March 26, 2015 (File No. 33-85242)

12.	Incorporated herein by reference to Capital Management Investment Trust’s Post- Effective Amendment No. 38 to Registration Statement on Form N-1A filed on March 30, 2017 (File No. 33-85242).

13.	Incorporated herein by reference to Capital Management Investment Trust’s Post- Effective Amendment No. 43 to Registration Statement on Form N-1A filed on March 29, 2019 (File No. 33-85242).

14.	Incorporated herein by reference to Capital Management Investment Trust’s Post- Effective Amendment No. 45 to Registration Statement on Form N-1A filed on September 18, 2019 (File No. 33-85242).

Item 17. Undertakings

(1)	The undersigned registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act [17 CFR 230.145c], the reoffering prospectus will contain the information called for by the applicable registration form for the reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2)	The undersigned registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

(3)	The undersigned Registrant agrees to file by Post-Effective Amendment the opinion and consent of counsel regarding the tax consequences of the proposed reorganization as required by Item 16(12) of Form N-14 upon closing of the Reorganization.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant Capital Management Investment Trust, has duly caused the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and State of New York, on this 31st day of October, 2019.

CAPITAL MANAGEMENT INVESTMENT TRUST By: /s/ W. Jameson McFadden W. Jameson McFadden, Secretary

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

*	October 31, 2019
Paul J. Camilleri, Trustee	Date

*By:/s/ Stephen J. Portas	October 31, 2019
Stephen J. Portas	Date
Chief Compliance Officer

*Attorney-in-fact pursuant to Powers of Attorney

EXHIBIT LIST – Appendix A

(4)		Form of Agreement and Plan of Reorganization (filed herewith as
Appendix A to the Proxy Statement and Prospectus)

(12)		Form of Opinion and Consent of Counsel regarding tax matters.

(14)	(b)	Consent of Independent Public Accountant

(17)	(b)	Forms of Voting Instruction and Proxy Cards (filed herewith as part of the Proxy Statement and Prospectus)